UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811- 04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2019

Date of reporting period:	10/31/2019

Item 1 – Reports to Stockholders

PGIM GLOBAL TOTAL RETURN FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, made up of current income and capital appreciation

Highlights (unaudited)

•	Overall, duration and yield curve positioning, as well as sector and issuer selection, were all large contributors to the Fund’s performance over the reporting period.

•

Strong sector and issuer selection across developed sovereign debt, European peripheral issuers (i.e., non-core European countries), high yield corporates, high-quality structured products, and emerging markets agencies added to performance for the period. Looking at specific issuers, overweights to Greece, Italy and Portugal, as well as an underweight to France were among the largest contributors to performance.

•	Positioning in developed Treasuries hurt the Fund’s performance over the reporting period.

•	Looking at specific issuers, overweights to Argentina and Lebanon were among the largest detractors from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Global Total Return Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return Fund

December 16, 2019

PGIM Global Total Return Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	11.31	3.35	4.66	—
Class B	9.20	3.09	4.23	—
Class C	13.21	3.30	4.29	—
Class Z	15.25	4.33	5.28	—
Class R2	14.81	N/A	N/A	5.27 (12/27/17)
Class R4	14.92	N/A	N/A	5.54 (12/27/17)
Class R6	15.25	4.29	N/A	4.35 (2/3/12)
Bloomberg Barclays Global Aggregate Bond Index
	9.54	2.13	2.36	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	15.05	4.03	5.00	—
Class B	14.20	3.27	4.23	—
Class C	14.21	3.30	4.29	—
Class Z	15.25	4.33	5.28	—
Class R2	14.81	N/A	N/A	5.27 (12/27/17)
Class R4	14.92	N/A	N/A	5.54 (12/27/17)
Class R6	15.25	4.29	N/A	4.35 (2/3/12)
Bloomberg Barclays Global Aggregate Bond Index
	9.54	2.13	2.36	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2009) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM Global Total Return Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	For purchases on or after July 15, 2019: 3.25% of the public offering price. For purchases prior to July 15, 2019: 4.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

		5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	1.00%	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays Global Aggregate Bond Index—The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes euro dollar and euro-yen corporate bonds, and Canadian government, agency, and corporate securities. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 3.10% and 1.57% for Class R6 shares.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Distributions and Yields as of 10/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.23	1.93	1.83
Class B	0.18	1.25	6.85
Class C	0.18	1.25	1.41
Class Z	0.25	2.24	2.15
Class R2	0.22	1.79	2.37
Class R4	0.24	2.04	1.96
Class R6	0.26	2.28	2.28

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/19 (%)
AAA	22.0
AA	8.4
A	19.3
BBB	26.7
BB	10.1
B	5.0
CCC	0.7
Not Rated	9.0
Cash/Cash Equivalents	–1.2
Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Global Total Return Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return Fund’s Class Z shares returned 15.25% in the 12-month reporting period that ended October 31, 2019, outperforming the 9.54% return of the Bloomberg Barclays Global Aggregate Bond Index (the Index).

What were the market conditions?

•

The fourth quarter of 2018 represented a major shift in market sentiment across global asset classes. Interest rates peaked in early October and aggressively rallied as Brexit worries, fears of an escalating trade war, weaker economic data, and a hawkish Federal Reserve (Fed) punished risk assets, sending developed-market interest rates to yearly lows. As the fourth quarter concluded, the yield on 10-year German government bunds and Japanese government bonds (JGB) plummeted to depths not seen in years, while the 10-year US Treasury note yield ended the quarter just above its low from early in 2018. Additionally, after beginning the quarter higher, the yield on Italy’s 10-year BTP government bond declined below 3% for the first time since September 2018 as Italy slowly moved its 2019 budget target closer to the European Commission’s suggestion.

•

The decline in rates throughout most of first quarter of 2019 accelerated late in the quarter after the latest dovish pivots by the European Central Bank (ECB) and the Fed. The breadth of the decline left 10-year yields in several countries at multi-year or record lows. The Fed continued its pivot into the March Federal Open Market Committee (FOMC) meeting when the median federal funds rate projections for 2019, 2020, and 2021 each fell by 50 basis points (bps). (One basis point is 0.01%.) The FOMC also indicated that the balance sheet roll-off—a policy widely viewed as a modest tightening measure—would slow in May and end in September 2019. The ongoing weakness in European economic and inflation data (e.g., the precipitous decline in Germany’s March Purchasing Managers’ Index to 44.7 from more than 62 in late 2017) led to a bull flattening along the bund yield curve. (A yield curve is a series of points that graphically shows the yields on fixed income securities that have the same credit quality but different maturities.)

•

Interest rates across the G4 tumbled throughout the second quarter of 2019 (Japan: –7 bps, Germany: –25 bps, UK: –17 bps, and US Treasuries: –40 bps), driven by lackluster global economic data, lingering US-China trade tensions, and rising probabilities of easier global monetary policies. The Fed’s shift toward a more accommodative stance culminated in its June meeting with a drop in the median estimate of the long-run neutral fed funds rate from 2.8% to 2.5%—the top of its target range—as the third quarter of 2019 commenced. European economic and inflation data remained soft in the second quarter, which contributed to a bull flattening of the bunds curve.

•

Developed market interest rates took another leg down in the third quarter of 2019 as central banks collectively eased policies to counter signs of mounting global economic weakness and uncertainty. It was the second consecutive quarter of double-digit basis

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point declines for US and German 10-year yields (down 35 bps and 25 bps to 1.67% and –0.57%, respectively), while the Japanese 10-year yield also fell deeper into negative territory (down 10 bps to –0.22%). As the fourth quarter of 2019 progresses, US Treasury yields remain elevated in a global context, particularly with nearly $15 trillion in negative-yielding debt outstanding. In Europe, the ECB’s decision to renew its asset purchases creates a supportive backdrop for rates, particularly at the 7-year point of the German bund and French Oat markets. After the Bank of Japan (BoJ) mentioned the desirability of a steeper yield curve to support the banking sector, it subsequently announced reduced purchases at the back of the curve. Looking ahead, the BoJ may take additional steps in its attempt to steepen the yield curve.

•

Front-end Treasury yields fell, and the curve steepened in October 2019 as US-China trade uncertainty and weaker-than-expected US economic data drove a flight to safety. As part of the Fed’s expected 25-bp reduction in the targeted federal funds range, the FOMC removed a reference to “act as appropriate” to sustain the economic expansion, signaling for many that it is done cutting rates for now. UK gilt yields rose 14-16 bps as the risk of a no-deal Brexit receded, and the 10-year bund yields closed 16 bps higher to –0.41%. Elsewhere, the JGB curve flattened, with the 10-year JGB yield higher by 7 bps for the month.

What worked?

•	Overall, duration and yield curve positioning, as well as sector and issuer selection, were all large contributors to the Fund’s performance over the reporting period.

•

Strong sector and issuer selection across developed sovereign debt, European peripheral issuers (i.e., non-core European countries), high yield corporates, high-quality structured products, and emerging markets agencies added to performance for the period. Looking at specific issuers, overweights to Greece, Italy and Portugal, as well as an underweight to France were among the largest contributors to performance.

•

In developed rates, a long duration position in the US was the largest contributor to performance. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor to performance. (Duration is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) A curve flattener in euro rates also added value.

•	Although overall currency positioning hurt performance, overweights to the Russian ruble, Thai baht, and Egyptian pound helped to offset some of the losses.

What didn’t work?

•	Positioning in developed Treasuries hurt the Fund’s performance over the reporting period.

•	Looking at specific issuers, overweights to Argentina and Lebanon were among the largest detractors from performance.

PGIM Global Total Return Fund	11

Strategy and Performance Overview (continued)

•	In developed rates, duration positioning in Canadian rates modestly hurt performance. In emerging rates, duration positioning in the Czech Republic was a slight detractor.

•	Currency positioning hurt performance over the period. An overweight to the Norwegian krone and underweights to the euro and South African rand were among the largest detractors from performance.

Did the Fund use derivatives?

•

The Fund used interest-rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. The use of interest-rate futures had a negative impact on the Fund’s performance while the use of interest rate swaps added to performance.

•

Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure added value during the reporting period.

•	In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

PGIM Fixed Income maintains its positive view of fundamentals in the credit sectors of fixed income with positioning in spread sectors, including high yield, emerging market, and structured product sectors such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund is maintaining an up-in-quality focus (with some exceptions) as capital stack/issuer valuations remain compressed. PGIM Fixed Income is constructive on US high yield and continues to like independent power producers and US consumer-related names. PGIM Fixed Income remains cautious on commodities but is looking at unique opportunities in natural gas and health care. The Fund ended the period with an underweight to investment-grade corporates. As we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials.

•

The Fund is overweight in debt of European peripheral countries, as well as a select group of emerging market issuers, in mostly sovereign issues. The Fund has a very small allocation to government-related sectors, including Treasuries and agencies, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

•

In currency positioning relative to the Index, the Fund is underweight to the Swiss franc and the euro while maintaining an overweight to the US dollar and the Japanese yen. The Fund maintains a select set of small allocations, both underweight and overweight, within emerging market and “commodity” currencies, such as overweight exposure to the Singapore dollar, Norwegian krone, and Russian ruble, while taking underweight exposures to the Taiwan dollar and Indonesian rupiah.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Global Total Return Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,079.50	0.88%	$4.61
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class B	Actual	$1,000.00	$1,075.40	1.63%	$8.53
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class C	Actual	$1,000.00	$1,075.50	1.63%	$8.53
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$1,080.40	0.63%	$3.30
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class R2	Actual	$1,000.00	$1,077.50	1.08%	$5.66
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class R4	Actual	$1,000.00	$1,078.90	0.83%	$4.35
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Class R6	Actual	$1,000.00	$1,080.40	0.56%	$2.94
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.7%

ASSET-BACKED SECURITIES 19.4%

Cayman Islands 11.7%
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	3.534	%(c)	07/22/32	20,000	$19,993,932
ArrowMark Colorado Holdings, Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.281	(c)	07/15/29	500	499,392
Atlas Senior Loan Fund Ltd., Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	3.301	(c)	01/16/30	500	499,069
Bain Capital Credit CLO, Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	2.894	(c)	04/23/31	3,500	3,449,453
Battalion CLO Ltd., Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	3.343	(c)	07/18/30	2,000	1,995,948
Benefit Street Partners CLO Ltd.,
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	07/15/29	1,250	1,246,589
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	10/15/30	750	746,474
BlueMountain CLO Ltd., Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	3.446	(c)	08/20/32	11,000	10,986,868
Brookside Mill CLO Ltd., Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.352	(c)	01/17/28	4,000	3,912,502
Canyon Capital CLO Ltd., Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	04/15/29	3,750	3,731,295
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.972	(c)	04/17/31	9,000	8,910,554
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	3.286	(c)	01/20/32	8,500	8,492,739
Carlyle US CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	2.986	(c)	04/20/31	12,500	12,340,874
Catamaran CLO Ltd., Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.213	(c)	04/22/30	2,500	2,485,662

See Notes to Financial Statements.

PGIM Global Total Return Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
CBAM Ltd., Series 2019-11A, Class A1, 144A	—	%(p)	10/20/32	25,000	$24,999,975
Cent CLO Ltd., Series-C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	2.966	(c)	04/30/31	15,000	14,836,932
Elevation CLO Ltd., Series 2015-04A, Class BR, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 0.000%)	3.673	(c)	04/18/27	10,000	9,976,594
Greywolf CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	2.966	(c)	04/26/31	7,000	6,880,341
HPS Loan Management Ltd., Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	3.486	(c)	07/22/32	20,000	19,925,636
ICG US CLO Ltd., Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.214	(c)	10/23/29	3,500	3,485,160
KVK CLO Ltd., Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.786	(c)	05/20/29	5,000	4,928,574
Mariner CLO Ltd., Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	3.050	(c)	04/25/31	6,250	6,193,037
MidOcean Credit CLO,
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	3.086	(c)	07/19/28	8,000	7,981,599
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.786	(c)	02/20/31	2,000	1,965,078
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.116	(c)	07/20/31	2,000	1,975,535
Mountain View CLO Ltd., Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	3.781	(c)	07/15/31	5,750	5,685,185
OCP CLO Ltd.,
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.261	(c)	07/15/30	750	747,826
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	3.627	(c)	07/20/32	5,000	4,982,924
OZLM Ltd.,
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	3.082	(c)	04/17/31	5,500	5,419,694

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
OZLM Ltd., (cont’d.)
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	3.752	%(c)	04/17/31	2,000	$1,979,616
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.186	(c)	10/30/30	1,000	994,746
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	3.016	(c)	04/20/31	5,000	4,933,067
Series 2018-20A, Class A2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.616	(c)	04/20/31	3,000	2,949,570
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	3.546	(c)	07/20/32	8,000	7,999,584
Palmer Square CLO Ltd., Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	3.236	(c)	07/20/30	1,750	1,743,459
Regatta Funding Ltd., Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.252	(c)	10/17/30	2,000	1,987,888
Shackleton CLO Ltd.,
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.309	(c)	05/07/31	5,000	4,944,016
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	3.909	(c)	05/07/31	6,500	6,409,813
Silver Creek CLO Ltd., Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	3.206	(c)	07/20/30	500	499,324
Sound Point CLO Ltd.,
Series 2016-02A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	3.766	(c)	10/20/28	3,000	3,006,808
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	3.084	(c)	01/23/29	8,000	7,970,342
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	3.186	(c)	10/20/30	500	497,163
TCW CLO Ltd., Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	2.990	(c)	04/25/31	15,000	14,848,257
Telos CLO Ltd., Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	3.302	(c)	07/17/26	963	961,708
TIAA CLO Ltd., Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	3.166	(c)	07/20/31	2,000	1,980,343

See Notes to Financial Statements.

PGIM Global Total Return Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
TICP CLO Ltd., Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	3.266	%(c)	07/20/27		5,187	$5,066,608
Trinitas CLO Ltd., Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.401	(c)	07/15/27		5,000	4,943,767
Tryon Park CLO Ltd., Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.501	(c)	04/15/29		3,700	3,641,823
Voya CLO Ltd., Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.910	(c)	04/25/31		4,500	4,432,690
Wellfleet CLO Ltd.,
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.216	(c)	10/20/29		1,500	1,496,282
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.152	(c)	01/17/31		2,500	2,472,618
York CLO Ltd., Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	3.103	(c)	01/22/31		5,000	4,967,201
Zais CLO Ltd.,
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	4.191	(c)	07/15/31		8,500	8,252,198
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	3.371	(c)	07/15/29		4,250	4,222,157
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	3.291	(c)	04/15/30		750	740,086
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	2.951	(c)	04/15/29		7,250	7,183,937

						310,400,512

Ireland 1.7%
Anchorage Capital Europe CLO, Series 01X, Class A2	1.500		01/15/31	EUR	8,250	9,197,488
Arbour CLO DAC, Series 03A, Class B1R, 144A	1.920		03/15/29	EUR	4,000	4,461,282
Armada Euro CLO DAC, Series 02A, Class A3, 144A	1.500		11/15/31	EUR	1,500	1,672,293
Carlyle Euro CLO Ltd., Series 2019-02A, Class A1B, 144A, 3 Month EURIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.400	(c)	08/15/32	EUR	8,000	8,908,008

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Ireland (cont’d.)
Hayfin Emerald CLO DAC, Series 02A, Class B2, 144A	2.650%		05/27/32	EUR	4,000	$4,460,433
OAK Hill European Credit Partners DAC, Series 2017-06A, Class A2, 144A	1.150		01/20/32	EUR	3,000	3,352,184
St. Paul’s CLO DAC, Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	11,000	12,268,300

						44,319,988

Netherlands 0.0%
St. Paul’s CLO DAC, Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	1,000	1,114,566

Spain 0.3%
TFS, Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	7,620	8,481,300

United States 5.7%
ABFC Trust, Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	2.523	(c)	06/25/34		754	751,155
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE2, Class M4, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.640%)	2.783	(c)	04/25/35		246	246,284
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-02, Class M3, 1 Month LIBOR + 2.655% (Cap N/A, Floor 1.770%)	4.478	(c)	08/25/32		512	510,070
Series 2002-03, Class M3, 1 Month LIBOR + 2.850% (Cap N/A, Floor 1.900%)	4.673	(c)	08/25/32		257	257,624
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.640%)	2.783	(c)	09/25/34		33	32,824
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W06, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)	2.648	(c)	05/25/34		49	49,340
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)	2.183	(c)	10/25/35		396	396,711

See Notes to Financial Statements.

PGIM Global Total Return Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.194	%(c)	05/17/31	15,000	$14,777,832
Chase Funding Loan Acquisition Trust, Series 2004-AQ1, Class A2, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.400%)	2.623	(c)	05/25/34	183	183,516
Chase Funding Trust, Series 2003-04, Class 2A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)	2.423	(c)	05/25/33	789	771,237
CHEC Loan Trust, Series 2004-01, Class A3, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	2.823	(c)	07/25/34	679	676,847
CIT Mortgage Loan Trust, Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	3.173	(c)	10/25/37	1,121	1,133,150
Countrywide Asset-Backed Certificates, Series 2002-05, Class MV1, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.000%)	3.323	(c)	03/25/33	119	119,450
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	5.182	(c)	12/26/46	1,225	1,229,592
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	3,019	3,047,056
EquiFirst Mortgage Loan Trust, Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.240%)	2.303	(c)	01/25/34	679	663,152
Ford Credit Floorplan Master Owner Trust, Series 2018-04, Class A	4.060		11/15/30	5,000	5,550,676
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	—	(p)	02/25/43	3,430	3,903,773
Series 2018-C, Class A, 144A	—	(p)	08/25/43	3,239	3,335,185
Series 2019-A, Class R, 144A	—	(p)	10/25/48	8,200	577,712
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59	1,773	1,794,580
Series 2019-GS02, Class A1, 144A	3.750		01/25/59	2,021	2,038,989
Series 2019-GS03, Class A1, 144A	3.750		04/25/59	1,028	1,040,518
Series 2019-GS04, Class A1, 144A	3.438		05/25/59	3,168	3,194,532
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54	1,290	1,301,953
Lendmark Funding Trust,
Series 2017-02A, Class B, 144A	3.380		05/20/26	2,000	2,000,023
Series 2017-02A, Class C, 144A	4.330		05/20/26	700	701,159
Series 2019-02A, Class A, 144A	2.780		04/20/28	2,300	2,299,395

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.310%)	2.443	%(c)	08/25/33	787	$794,098
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)	2.678	(c)	07/25/34	151	145,786
LSFVT, Series 2019-01, 1 Month LIBOR + 2.000%^	4.483	(c)	05/02/22	7,248	7,247,808
MASTR Asset-Backed Securities Trust, Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	2.723	(c)	04/25/34	1,477	1,465,695
Merrill Lynch Mortgage Investors Trust, Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.800%)	3.023	(c)	08/25/35	57	57,413
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	2.873	(c)	09/25/33	141	141,023
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.490%)	2.803	(c)	02/25/33	208	208,428
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class C, 144A	3.910		08/16/21	1,900	1,903,366
Series 2017-02A, Class D, 144A	3.420		10/15/24	700	705,992
Series 2017-02A, Class E, 144A	4.740		11/14/25	1,000	1,016,569
Series 2019-01A, Class A, 144A	3.630		09/14/27	5,900	6,145,667
Series 2019-01A, Class B, 144A	3.950		11/14/28	1,300	1,366,097
OneMain Financial Issuance Trust,
Series 2016-01A, Class A, 144A	3.660		02/20/29	267	268,017
Series 2017-01A, Class C, 144A	3.350		09/14/32	400	402,322
Oportun Funding LLC,
Series 2017-A, Class A, 144A	3.230		06/08/23	1,000	1,000,564
Series 2017-B, Class A, 144A	3.220		10/10/23	2,600	2,607,419
Series 2018-A, Class A, 144A	3.610		03/08/24	1,330	1,345,190
Series 2018-C, Class A, 144A	4.100		10/08/24	2,450	2,512,147
Series 2018-D, Class A, 144A	4.150		12/09/24	1,500	1,541,035
Series 2019-A, Class B, 144A	3.870		08/08/25	4,158	4,189,120
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-06, Class A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.330%)	2.483	(c)	11/25/33	750	744,271
Park Avenue Funding Trust, Series 2019-02, Class PT, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.644	(c)	11/27/20	8,620	8,619,881

See Notes to Financial Statements.

PGIM Global Total Return Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	4.173	%(c)	04/25/23		4,290	$4,241,030
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	4.673	(c)	02/25/23		1,020	1,026,310
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.473	(c)	08/25/25		2,300	2,307,975
Popular ABS Mortgage Pass-Through Trust, Series 2004-04, Class M1	4.253	(cc)	09/25/34		110	114,616
SLM Student Loan Trust,
Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550% (Cap N/A, Floor 0.000%)	0.148	(c)	07/25/39	EUR	3,520	3,802,402
Series 2007-02, Class B, 3 Month LIBOR + 0.170% (Cap N/A, Floor 0.000%)	2.110	(c)	07/25/25		6,600	5,997,094
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	—	(p)	12/15/45		11,915	12,338,137
Series 2019-D, Class 1PT, 144A	2.460	(cc)	01/16/46		12,700	13,119,344
Springleaf Funding Trust, Series 2017-AA, Class C, 144A	3.860		07/15/30		800	818,310
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-NC2, Class M3, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.430%)	2.253	(c)	05/25/35		22	22,180
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	4.623	(c)	06/25/24		9,330	9,325,987

						150,125,628

TOTAL ASSET-BACKED SECURITIES (cost $516,691,774)						514,441,994

BANK LOANS 0.3%

United Kingdom 0.2%
BBD Bidco Ltd., Term Loan	—	(p)	09/30/26	GBP	2,125	2,764,089
Ceva Sante Animale SA, Term Loan, 3 Month EURIBOR + 4.750%	4.750	(c)	04/13/26	EUR	1,575	1,761,616
Richmond UK Bidco Ltd., Facility B, 1 Month GBP LIBOR + 4.250%	4.963	(c)	03/03/24	GBP	133	166,790

						4,692,495

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

United States 0.1%
Aleris International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.536	%(c)	02/27/23		2,970	$2,968,069

TOTAL BANK LOANS (cost $7,511,392)						7,660,564

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.0%

United Kingdom 0.0%
Salus European Loan Conduit DAC, Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 5.000%, Floor 0.000%)	2.299	(c)	01/23/29	GBP	500	649,877

United States 7.0%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35		1,000	969,662
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35		1,000	952,300
BANK,
Series 2017-BNK05, Class A3	3.020		06/15/60		3,600	3,715,480
Series 2017-BNK06, Class A3	3.125		07/15/60		4,400	4,552,425
Series 2017-BNK07, Class A4	3.175		09/15/60		5,000	5,276,513
Series 2017-BNK09, Class A3	3.279		11/15/54		3,000	3,190,602
Series 2019-BN21, Class A3	2.458		10/17/52		6,293	6,312,268
Benchmark Mortgage Trust,
Series 2018-B02, Class A3	3.544		02/15/51		5,000	5,282,137
Series 2018-B03, Class A3	3.746		04/10/51		7,200	7,671,921
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.000	(c)	10/15/36		3,300	3,304,192
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	4.300	(c)	10/15/36		3,400	3,405,378
Cantor Commercial Real Estate Lending, Series 2019-CF02, Class A3	2.647		11/15/52		16,531	16,747,049
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class XB, IO	0.438	(cc)	05/10/47		27,500	548,933
Series 2016-GC37, Class XB, IO	0.688	(cc)	04/10/49		33,868	1,424,939
Series 2016-P04, Class XB, IO	1.347	(cc)	07/10/49		9,100	743,634
Series 2017-P08, Class A2	3.109		09/15/50		2,000	2,080,542
Series 2018-B02, Class A3	3.744		03/10/51		7,500	8,233,514
COMM Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.858	(cc)	05/15/45		3,446	134,191
Series 2014-CR19, Class A3	3.530		08/10/47		465	465,138

See Notes to Financial Statements.

PGIM Global Total Return Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
COMM Mortgage Trust, (cont’d.)
Series 2014-UBS04, Class XB, IO, 144A	0.214	%(cc)	08/10/47	50,000	$520,905
Series 2015-CR24, Class A4	3.432		08/10/48	4,100	4,335,289
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	4.064	(c)	05/15/36	4,700	4,717,677
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A3	4.095		04/15/51	2,250	2,435,929
Series 2019-C17, Class A3	2.769		09/15/52	12,444	12,673,619
DBJPM Mortgage Trust,
Series 2016-C03, Class A3	2.362		08/10/49	1,500	1,499,034
Series 2017-C06, Class A3	3.269		06/10/50	4,400	4,586,196
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	3,000	2,999,807
Eleven Madison Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	500	526,062
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	0.880	(cc)	01/25/20	9,135	186
Series K007, Class X1, IO	1.030	(cc)	04/25/20	18,843	32,870
Series K008, Class X1, IO	1.480	(cc)	06/25/20	10,710	58,637
Series K019, Class X1, IO	1.601	(cc)	03/25/22	9,071	295,823
Series K020, Class X1, IO	1.393	(cc)	05/25/22	10,551	315,346
Series K025, Class X1, IO	0.823	(cc)	10/25/22	18,402	395,371
Series K037, Class X1, IO	0.979	(cc)	01/25/24	10,533	365,280
Series K043, Class X1, IO	0.538	(cc)	12/25/24	12,208	298,065
Series K049, Class X1, IO	0.602	(cc)	07/25/25	40,959	1,196,886
Series K052, Class X1, IO	0.662	(cc)	11/25/25	12,280	415,354
Series K053, Class X1, IO	0.888	(cc)	12/25/25	45,635	2,143,681
Series K054, Class X1, IO	1.174	(cc)	01/25/26	30,958	1,944,856
Series K058, Class X1, IO	0.928	(cc)	08/25/26	41,451	2,251,491
Series K090, Class X1, IO	0.705	(cc)	02/25/29	22,992	1,361,005
Series K717, Class X1, IO	0.470	(cc)	09/25/21	10,926	78,409
Series Q001, Class XA, IO	2.234	(cc)	02/25/32	6,499	880,522
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.436	(cc)	04/10/47	30,000	558,444
Series 2014-GC22, Class XB, IO	0.300	(cc)	06/10/47	35,000	553,896
Series 2014-GC24, Class XB, IO	0.021	(cc)	09/10/47	83,262	71,672
Series 2014-GC26, Class XB, IO	0.302	(cc)	11/10/47	56,483	937,612
Series 2018-GS09, Class A3	3.727		03/10/51	7,000	7,662,786
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A3	3.515		03/15/49	1,500	1,554,506

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A3	3.342%		03/15/50		1,600	$1,661,505
Series 2017-JP06, Class A3	3.109		07/15/50		4,600	4,728,522
Series 2017-JP07, Class A3	3.379		09/15/50		5,100	5,361,435
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA, IO	0.766	(cc)	05/15/48		26,156	921,025
Series 2016-C31, Class A3	2.731		11/15/49		2,211	2,250,459
Morgan Stanley Capital I Trust,
Series 2016-UBS09, Class A2	2.982		03/15/49		459	467,373
Series 2017-H01, Class A3	3.153		06/15/50		4,500	4,665,892
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301		10/15/50		6,500	6,882,919
Series 2017-C06, Class A3	3.581		12/15/50		5,000	5,290,361
Series 2017-C07, Class A3	3.418		12/15/50		4,400	4,693,275
UBS-Barclays Commercial Mortgage Trust, Series 2012-C02, Class XA, IO, 144A	1.311	(cc)	05/10/63		4,371	128,464
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class XB, IO	0.936	(cc)	07/15/48		24,000	1,401,218
Series 2016-LC24, Class XB, IO	1.012	(cc)	10/15/49		20,910	1,313,572
Series 2017-C40, Class A3	3.317		10/15/50		2,600	2,762,807
Series 2018-C43, Class A3	3.746		03/15/51		8,350	9,091,287

						184,298,148

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $179,018,226)						184,948,025

CORPORATE BONDS 30.1%

Australia 0.0%
Westpac Banking Corp., Sr. Unsec’d. Notes, EMTN	4.350		01/19/21	CNH	8,770	1,261,466

Brazil 0.4%
Petrobras Global Finance BV,
Gtd. Notes(a)	5.375		10/01/29	GBP	5,000	7,112,896
Gtd. Notes	6.625		01/16/34	GBP	850	1,309,498
Gtd. Notes, EMTN	6.250		12/14/26	GBP	905	1,386,235

						9,808,629

See Notes to Financial Statements.

PGIM Global Total Return Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada 0.7%
Barrick Gold Corp., Sr. Unsec’d. Notes	5.250%	04/01/42		35	$42,718
Barrick North America Finance LLC, Gtd. Notes	5.700	05/30/41		45	57,207
Barrick PD Australia Finance Pty Ltd., Gtd. Notes	5.950	10/15/39		50	63,761
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		4,050	3,925,969
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		1,335	1,261,575
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., Gtd. Notes, 144A(a)	6.250	09/15/27		2,500	2,550,000
Cenovus Energy, Inc., Sr. Unsec’d. Notes(a)	4.250	04/15/27		3,500	3,687,499
Hydro-Quebec,
Gov’t. Gtd. Notes	9.400	02/01/21		730	795,574
Gov’t. Gtd. Notes, MTN	8.400	03/28/25		654	860,225
Gov’t. Gtd. Notes, Series HE	8.625	06/15/29		600	902,334
Kinross Gold Corp., Gtd. Notes	5.950	03/15/24		1,000	1,105,300
Methanex Corp., Sr. Unsec’d. Notes	4.250	12/01/24		1,500	1,527,013
Nutrien Ltd.,
Sr. Unsec’d. Notes	3.375	03/15/25		1,450	1,507,407
Sr. Unsec’d. Notes(a)	4.200	04/01/29		490	541,815
Sr. Unsec’d. Notes	6.125	01/15/41		25	31,039
Rogers Communications, Inc., Gtd. Notes	3.250	05/01/29	CAD	700	544,035

					19,403,471

China 0.9%
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100	03/29/26		3,250	3,363,750
Sr. Sec’d. Notes, Series C	3.955	03/29/23		10,048	10,401,589
Bank of China Ltd., Sr. Unsec’d. Notes, EMTN	3.300	04/17/22	CNH	2,000	284,344
China Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	06/01/21	EUR	1,000	1,124,334
Sr. Unsec’d. Notes, EMTN	4.350	08/06/24	CNH	2,000	295,534
Sr. Unsec’d. Notes, EMTN	4.350	09/19/24	CNH	1,650	244,050

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China (cont’d.)
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750%		06/14/22		EUR	5,500	$6,314,752
Sinopec Century Bright Capital Investment Ltd., Gtd. Notes	4.500		10/31/21		CNH	10,000	1,450,042

							23,478,395

Denmark 0.0%
Danske Bank A/S, Sr. Unsec’d. Notes, 144A	3.244	(ff)	12/20/25			1,095	1,111,533

Dominican Republic 0.0%
Mestenio Ltd. for Dominican Republic, Pass-Through Certificates	8.500		01/02/20			187	188,674

France 2.4%
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	3.375		01/09/25			4,800	4,981,738
Sr. Unsec’d. Notes, EMTN^	6.420		09/11/23		MXN	250	12,402
Credit Agricole Assurances SA, Sub. Notes	4.250	(ff)	—	(rr)	EUR	2,000	2,456,448
Credit Agricole SA, Sr. Unsec’d. Notes, 144A	2.375		01/22/25			12,300	12,332,719
Dexia Credit Local SA, Gov’t. Liquid Gtd. Notes, EMTN	2.125		02/12/25		GBP	1,000	1,363,786
La Poste SA, Sr. Unsec’d. Notes, EMTN	1.450		11/30/28		EUR	600	730,900
Loxam SAS,
Sec’d. Notes	3.500		05/03/23		EUR	1,800	2,012,559
Sr. Sec’d. Notes, 144A	2.875		04/15/26		EUR	1,100	1,202,293
Sr. Sub. Notes	4.500		04/15/27		EUR	1,200	1,234,637
Sr. Sub. Notes	5.750		07/15/27		EUR	4,500	4,840,681
Sr. Sub. Notes, 144A	4.500		04/15/27		EUR	1,100	1,131,751
SNCF Mobilites, Sr. Unsec’d. Notes, EMTN	5.375		03/18/27		GBP	1,622	2,717,764
SNCF Reseau,
Sr. Unsec’d. Notes	4.700		06/01/35		CAD	2,100	1,989,699
Sr. Unsec’d. Notes, EMTN	5.250		12/07/28		GBP	1,000	1,744,526

See Notes to Financial Statements.

PGIM Global Total Return Fund	27

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)
Societe Generale SA,
Sr. Unsec’d. Notes, 144A	2.625%		10/16/24			18,960	$18,833,339
Sr. Unsec’d. Notes, 144A, MTN	3.875		03/28/24			5,055	5,308,024

							62,893,266

Germany 0.6%
BMW Finance NV, Gtd. Notes, EMTN	4.250		10/18/20		CNH	5,000	716,755
Daimler International Finance BV,
Gtd. Notes	4.800		04/09/21		CNH	5,000	725,504
Gtd. Notes, EMTN	4.500		09/21/21		CNH	16,000	2,322,431
Deutsche Bahn Finance GmbH, Gtd. Notes, MTN	3.800		09/27/27		AUD	900	699,904
Deutsche Bank AG,
Sr. Unsec’d. Notes(a)	3.950		02/27/23			3,040	3,110,530
Sr. Unsec’d. Notes	4.250		02/04/21			2,760	2,814,374
Sr. Unsec’d. Notes, EMTN	4.300		05/19/20		CNH	16,000	2,274,298
Unsec’d. Notes	4.629	(s)	11/07/22			1,814	1,635,829
Kreditanstalt fuer Wiederaufbau, Gov’t. Gtd. Notes	4.700		06/02/37		CAD	179	179,942
Volkswagen International Finance NV,
Gtd. Notes	2.700	(ff)	—	(rr)	EUR	1,000	1,148,759
Gtd. Notes	3.750	(ff)	—	(rr)	EUR	500	579,120

							16,207,446

Hungary 0.0%
MFB Magyar Fejlesztesi Bank Zrt, Gov’t. Gtd. Notes	6.250		10/21/20			400	414,664

Indonesia 0.3%
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A, MTN	4.300		05/20/23			500	526,475
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A	1.875		11/05/31		EUR	4,900	5,426,606
Sr. Unsec’d. Notes, 144A	2.875		10/25/25		EUR	900	1,103,264

							7,056,345

Israel 0.3%
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes, 144A, GMTN	4.250		08/14/28			3,100	3,363,221

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Israel (cont’d.)
Israel Electric Corp. Ltd., (cont’d.)
Sr. Sec’d. Notes, EMTN	3.700%		05/23/30	JPY	100,000	$1,112,992
Sr. Sec’d. Notes, EMTN	7.750		12/15/27		2,500	3,296,550

						7,772,763

Italy 0.3%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa, Sr. Unsec’d. Notes	1.375		07/20/22	EUR	1,000	1,134,015
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	(ff)	10/27/47	EUR	2,075	2,782,882
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.125		07/14/22		2,500	2,522,954
Sr. Unsec’d. Notes, 144A	3.375		01/12/23		310	313,834
Rossini Sarl, Sr. Sec’d. Notes, 144A	6.750		10/30/25	EUR	1,980	2,440,827

						9,194,512

Japan 0.2%
East Japan Railway Co., Sr. Unsec’d. Notes, EMTN	5.250		04/22/33	GBP	1,500	2,825,846
Mitsubishi UFJ Financial Group, Inc., Sr. Unsec’d. Notes	3.761		07/26/23		2,100	2,212,095

						5,037,941

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250		12/05/23	CHF	2,500	2,753,903
Gtd. Notes	3.638		06/20/22	CHF	2,500	2,710,948

						5,464,851

Luxembourg 0.4%
ARD Finance SA, Sr. Sec’d. Notes, Cash coupon 6.625% or PIK 7.375%	6.625		09/15/23	EUR	8,825	10,187,503

Mexico 1.0%
Petroleos Mexicanos,
Gtd. Notes	3.625		11/24/25	EUR	11,520	13,081,734
Gtd. Notes, EMTN(a)	1.875		04/21/22	EUR	1,200	1,359,908

See Notes to Financial Statements.

PGIM Global Total Return Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)
Petroleos Mexicanos, (cont’d.)
Gtd. Notes, EMTN	3.750%		02/21/24	EUR	3,300	$3,882,917
Gtd. Notes, EMTN	3.750		04/16/26	EUR	700	786,706
Gtd. Notes, EMTN	4.875		02/21/28	EUR	4,100	4,818,514
Gtd. Notes, EMTN	5.125		03/15/23	EUR	600	741,438
Gtd. Notes, EMTN	8.250		06/02/22	GBP	528	771,148

						25,442,365

Netherlands 0.7%
ABN AMRO Bank NV, Sub. Notes, 144A	4.750		07/28/25		500	541,700
BNG Bank NV,
Sr. Unsec’d. Notes	5.150		03/07/25	CAD	1,000	874,778
Sr. Unsec’d. Notes, EMTN	0.500		03/03/21	NZD	3,000	1,894,635
Sr. Unsec’d. Notes, EMTN	0.500		03/29/21	NZD	2,200	1,388,166
Sr. Unsec’d. Notes, EMTN	0.500		05/12/21	ZAR	10,000	586,564
Sr. Unsec’d. Notes, EMTN	0.500		06/22/21	ZAR	6,000	348,603
Sr. Unsec’d. Notes, EMTN	0.500		06/07/22	ZAR	10,000	543,220
Sr. Unsec’d. Notes, EMTN	0.500		08/15/22	ZAR	30,000	1,560,448
Sr. Unsec’d. Notes, EMTN	7.000		12/09/21	AUD	2,000	1,540,460
Sr. Unsec’d. Notes, MTN	3.184	(s)	04/05/28	CAD	700	437,884
ING Bank NV, Sub. Notes, 144A	5.800		09/25/23		500	555,871
ING Groep NV, Sr. Unsec’d. Notes(a)	4.050		04/09/29		2,815	3,104,151
United Group BV, Sr. Sec’d. Notes	4.875		07/01/24	EUR	900	1,036,392
Ziggo Bond Co. BV, Sr. Unsec’d. Notes	4.625		01/15/25	EUR	2,155	2,473,437
Ziggo BV, Sr. Sec’d. Notes	4.250		01/15/27	EUR	1,876	2,253,598

						19,139,907

Peru 0.1%
Lima Metro Line 2 Finance Ltd., Sr. Sec’d. Notes	5.875		07/05/34		110	128,787
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	2.119	(s)	06/02/25		2,062	1,907,154

						2,035,941

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Poland 0.1%
Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes	1.375%	06/01/25	EUR	500	$598,492
Gov’t. Gtd. Notes	1.625	04/30/28	EUR	600	746,055
Gov’t. Gtd. Notes, EMTN	1.750	05/06/26	EUR	1,500	1,846,228

					3,190,775

Portugal 0.2%
CP-Comboios de Portugal EPE, Sr. Unsec’d. Notes	5.700	03/05/30	EUR	3,000	4,854,680
Infraestruturas de Portugal SA, Sr. Unsec’d. Notes	4.250	12/13/21	EUR	1,000	1,210,014

					6,064,694

Qatar 0.0%
QNB Finance Ltd., Gtd. Notes, EMTN	5.250	06/21/21	CNH	1,440	209,162

Russia 0.3%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes	2.250	07/19/22	CHF	1,000	1,061,277
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	3,800	5,324,337
Sr. Unsec’d. Notes, EMTN	5.338	09/25/20	GBP	1,200	1,604,960

					7,990,574

Singapore 0.0%
Temasek Financial I Ltd., Gtd. Notes, GMTN	3.265	02/19/20	SGD	500	368,948

South Africa 0.1%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28		1,350	1,427,973
Gov’t. Gtd. Notes, MTN	6.350	08/10/28		2,000	2,115,516

					3,543,489

South Korea 0.4%
Korea Development Bank (The), Sr. Unsec’d. Notes, EMTN	4.500	11/10/20	CNH	16,000	2,301,496
Korea Expressway Corp., Sr. Unsec’d. Notes, GMTN	3.030	05/11/32	CAD	7,500	5,991,174

See Notes to Financial Statements.

PGIM Global Total Return Fund	31

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Korea (cont’d.)
Korea Hydro & Nuclear Power Co. Ltd., Sr. Unsec’d. Notes, EMTN	3.350%	03/13/28	HKD	2,000	$267,308
KT Corp., Sr. Unsec’d. Notes	0.220	07/19/22	JPY	100,000	922,647

					9,482,625

Spain 0.3%
Adif-Alta Velocidad,
Sr. Unsec’d. Notes, EMTN	1.875	01/28/25	EUR	2,000	2,434,258
Sr. Unsec’d. Notes, EMTN	3.500	05/27/24	EUR	400	515,969
Banco Santander SA, Sr. Unsec’d. Notes	3.800	02/23/28		2,200	2,320,318
Codere Finance 2 Luxembourg SA, Sr. Sec’d. Notes, 144A	7.625	11/01/21		2,000	1,716,000

					6,986,545

Supranational Bank 1.4%
African Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	09/29/20	AUD	445	304,708
Sr. Unsec’d. Notes, EMTN	0.500	09/21/21	NZD	4,000	2,513,127
Sr. Unsec’d. Notes, EMTN	0.500	03/13/23	MXN	20,000	771,341
Corp. Andina de Fomento,
Sr. Unsec’d. Notes	2.750	01/06/23		1,350	1,367,577
Sr. Unsec’d. Notes	4.375	06/15/22		3,300	3,472,590
Sr. Unsec’d. Notes, MTN	4.000	03/31/21	AUD	1,636	1,159,971
EUROFIMA, Sr. Unsec’d. Notes, EMTN	5.150	12/13/19	CAD	540	411,382
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	0.500	09/01/23	AUD	400	262,713
Sr. Unsec’d. Notes, GMTN	0.500	11/21/23	AUD	1,200	794,862
Sr. Unsec’d. Notes, GMTN	6.450	12/13/22	IDR	60,560,000	4,317,332
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	4.600	01/30/37	CAD	1,500	1,490,263
Sr. Unsec’d. Notes, EMTN	0.500	06/21/23	AUD	2,500	1,670,048
Sr. Unsec’d. Notes, EMTN	0.500	07/21/23	AUD	800	533,835
Sr. Unsec’d. Notes, EMTN	0.500	08/10/23	AUD	1,210	807,589
Sr. Unsec’d. Notes, EMTN	0.500	10/26/23	AUD	6,930	4,603,761
Sr. Unsec’d. Notes, EMTN	1.250	05/12/25	SEK	16,500	1,802,103
Sr. Unsec’d. Notes, EMTN	1.250	11/12/29	SEK	10,000	1,101,885
Sr. Unsec’d. Notes, EMTN	3.250	05/24/23	NOK	10,000	1,145,479
Sr. Unsec’d. Notes, EMTN	4.600	01/30/37	CAD	550	539,009

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank (cont’d.)
Inter-American Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500%		05/23/23	CAD	744	$539,061
Unsec’d. Notes, EMTN	0.500		10/30/20	ZAR	2,250	138,554
Unsec’d. Notes, EMTN	0.500		11/30/20	ZAR	1,840	112,990
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	0.500		03/07/22	AUD	1,145	770,352
Sr. Unsec’d. Notes, EMTN	0.500		03/28/22	AUD	200	134,471
Sr. Unsec’d. Notes, EMTN	0.500		07/29/22	AUD	350	234,104
International Finance Corp.,
Sr. Unsec’d. Notes	4.250		07/13/20	PEN	6,000	1,800,768
Sr. Unsec’d. Notes, GMTN	6.000		07/25/22	MXN	20,000	1,015,101
Nordic Investment Bank, Sr. Unsec’d. Notes, MTN	3.875		09/02/25	NZD	2,000	1,444,648
North American Development Bank, Sr. Unsec’d. Notes	2.400		10/26/22		750	759,107

						36,018,731

Switzerland 0.5%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	2.593	(ff)	09/11/25		1,390	1,385,900
Sr. Unsec’d. Notes, 144A	4.207	(ff)	06/12/24		2,850	3,009,818
Sr. Unsec’d. Notes, 144A	4.282		01/09/28		2,975	3,233,427
Credit Suisse Group Funding Guernsey Ltd., Gtd. Notes, EMTN	1.000		04/14/23	CHF	1,000	1,047,136
UBS Group AG,
Gtd. Notes, 144A	2.859	(ff)	08/15/23		990	1,004,306
Gtd. Notes, 144A	3.491		05/23/23		1,100	1,133,758
Gtd. Notes, 144A	4.125		09/24/25		2,500	2,724,675

						13,539,020

Tunisia 0.0%
Banque Centrale de Tunisie International Bond, Sr. Unsec’d. Notes	4.200		03/17/31	JPY	100,000	733,401

Ukraine 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC, Sr. Unsec’d. Notes	7.125		07/19/24	EUR	1,100	1,282,430

See Notes to Financial Statements.

PGIM Global Total Return Fund	33

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Arab Emirates 0.4%
Abu Dhabi National Energy Co. PJSC, Sr. Unsec’d. Notes, 144A	4.375%		04/23/25		1,070	$1,147,575
DP World PLC, Sr. Unsec’d. Notes, 144A	4.250		09/25/30	GBP	1,840	2,631,847
Emirates NBD PJSC, Sr. Unsec’d. Notes, MTN	4.750		02/09/28	AUD	1,490	1,159,770
Emirates Telecommunications Group Co. PJSC, Sr. Unsec’d. Notes, GMTN	2.750		06/18/26	EUR	4,000	5,140,105
First Abu Dhabi Bank PJSC, Sr. Unsec’d. Notes, EMTN	4.500		09/10/21	CNH	8,000	1,150,077

						11,229,374

United Kingdom 2.6%
Barclays PLC,
Sr. Unsec’d. Notes	4.375		01/12/26		800	859,655
Sr. Unsec’d. Notes, MTN(a)	4.972	(ff)	05/16/29		5,520	6,218,258
Sub. Notes	5.200		05/12/26		3,780	4,099,658
Co-operative Group Holdings 2011 Ltd., Gtd. Notes	7.500		07/08/26	GBP	2,400	3,541,437
CPUK Finance Ltd.,
Sec’d. Notes, 144A	4.250		02/28/47	GBP	185	242,641
Sec’d. Notes, 144A	4.875		02/28/47	GBP	110	146,052
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A	4.375		02/07/25	EUR	5,500	5,963,056
Sr. Sec’d. Notes, 144A	6.250		10/30/25	EUR	3,200	3,684,951
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A, EMTN^	3.120		04/04/26	CNH	36,800	5,188,697
Sr. Unsec’d. Notes, EMTN	2.400	(ff)	09/28/24		2,358	2,287,020
HSBC Holdings PLC,
Sr. Unsec’d. Notes(a)	3.973	(ff)	05/22/30		2,400	2,589,085
Sub. Notes(a)	4.250		08/18/25		1,255	1,341,074
Ladbrokes Group Finance PLC, Sr. Sec’d. Notes	5.125		09/08/23	GBP	1,900	2,644,030
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes	2.907	(ff)	11/07/23		1,850	1,876,052
Sub. Notes	4.582		12/10/25		2,250	2,422,121
Pinewood Finance Co. Ltd.,
Sr. Sec’d. Notes, 144A	3.250		09/30/25	GBP	1,700	2,251,642
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes(a)	3.875		09/12/23		1,000	1,042,772
Sr. Unsec’d. Notes	4.269	(ff)	03/22/25		5,860	6,212,000

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Royal Bank of Scotland Group PLC, (cont’d.)
Sr. Unsec’d. Notes	4.445	%(ff)	05/08/30		2,500	$2,747,356
Sr. Unsec’d. Notes, EMTN	2.000	(ff)	03/08/23	EUR	700	811,554
Sr. Unsec’d. Notes, EMTN	2.500		03/22/23	EUR	1,500	1,794,774
Santander UK Group Holdings PLC, Sr. Unsec’d. Notes	3.571		01/10/23		3,065	3,132,131
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes	4.875		03/15/22	GBP	458	605,449
Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 6.250%	7.031	(c)	03/15/22	GBP	2,500	3,246,471
Tesco Corporate Treasury Services PLC, Gtd. Notes, EMTN	2.500		07/01/24	EUR	750	906,406
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	5.000		04/15/27	GBP	2,600	3,545,473

						69,399,815

United States 15.2%
Actuant Corp., Gtd. Notes	5.625		06/15/22		400	404,000
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500		08/15/24	EUR	1,234	1,156,020
Altria Group, Inc., Gtd. Notes	3.125		06/15/31	EUR	2,900	3,563,519
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.875		11/15/26		827	753,604
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.625		10/15/22		2,500	2,512,500
American International Group, Inc., Sr. Unsec’d. Notes	1.875		06/21/27	EUR	2,100	2,531,561
Amgen, Inc., Sr. Unsec’d. Notes	2.600		08/19/26		600	606,276
Anthem, Inc.,
Sr. Unsec’d. Notes(a)	2.875		09/15/29		5,715	5,659,941
Sr. Unsec’d. Notes	4.101		03/01/28		1,005	1,092,832
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000		11/01/26		575	439,875
Sr. Unsec’d. Notes, 144A	10.000		04/01/22		375	354,863
AT&T, Inc.,
Sr. Unsec’d. Notes	3.800		02/15/27		85	90,955
Sr. Unsec’d. Notes	4.550		03/09/49		5,000	5,375,253
Sr. Unsec’d. Notes	4.850		03/01/39		1,200	1,359,275

See Notes to Financial Statements.

PGIM Global Total Return Fund	35

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.850%		05/25/47	CAD	150	$121,006
Sr. Unsec’d. Notes	5.100		11/25/48	CAD	4,575	3,817,638
Sr. Unsec’d. Notes	5.250		03/01/37		70	82,388
Sr. Unsec’d. Notes, EMTN	7.000		04/30/40	GBP	1,550	3,187,230
Ball Corp., Gtd. Notes	4.375		12/15/23	EUR	200	258,417
Bank of America Corp.,
Sr. Unsec’d. Notes	3.419	(ff)	12/20/28		4,519	4,734,613
Sr. Unsec’d. Notes, EMTN	—	(p)	03/31/22	EUR	1,143	1,509,986
Sr. Unsec’d. Notes, EMTN	1.939	(s)	05/31/21	EUR	1,100	1,459,606
Sr. Unsec’d. Notes, EMTN	5.145	(cc)	06/27/22	EUR	500	624,345
Sr. Unsec’d. Notes, MTN(a)	2.884	(ff)	10/22/30		7,620	7,669,232
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30		5,140	5,298,862
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500		01/31/27		550	618,750
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	6.125		04/15/25		1,500	1,557,187
Gtd. Notes, 144A	7.250		05/30/29		400	440,500
Sr. Sec’d. Notes, 144A	5.750		08/15/27		215	233,477
Beazer Homes USA, Inc.,
Gtd. Notes	6.750		03/15/25		2,075	2,147,625
Sr. Unsec’d. Notes, 144A(a)	7.250		10/15/29		1,675	1,762,937
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	0.440		09/13/29	JPY	350,000	3,231,148
Sr. Unsec’d. Notes	0.787		09/13/34	JPY	100,000	919,492
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	3.200		06/15/26		1,670	1,773,918
Sr. Unsec’d. Notes, 144A	3.400		07/26/29		3,790	4,078,255
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650		06/15/24		2,000	2,087,074
Sr. Unsec’d. Notes	4.125		05/15/29		2,865	3,095,720
Broadcom, Inc.,
Gtd. Notes, 144A	3.125		04/15/21		3,285	3,324,223
Gtd. Notes, 144A	3.125		10/15/22		2,520	2,567,575
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A	1.950		02/28/22		90	90,478
Calpine Corp., Sr. Unsec’d. Notes	5.750		01/15/25		4,750	4,868,750
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.375		06/01/29		675	720,563
Sr. Unsec’d. Notes, 144A(a)	5.500		05/01/26		1,000	1,053,750

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Celgene Corp., Sr. Unsec’d. Notes	3.450%		11/15/27			3,345	$3,576,029
CF Industries, Inc.,
Gtd. Notes(a)	3.450		06/01/23			600	609,000
Sr. Sec’d. Notes, 144A	4.500		12/01/26			6,451	7,030,892
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes(a)	4.800		03/01/50			1,980	2,008,990
Sr. Sec’d. Notes	6.384		10/23/35			2,357	2,896,299
CHS/Community Health Systems, Inc., Sec’d. Notes, 144A(a)	8.125		06/30/24			696	528,960
Cigna Corp., Gtd. Notes, 144A	3.050		11/30/22			3,000	3,065,984
Citigroup Global Markets Holdings, Inc., Sr. Unsec’d. Notes, EMTN	2.500	(cc)	06/12/24			8,256	8,538,801
Citigroup, Inc.,
Jr. Sub. Notes, Series P	5.950	(ff)	—	(rr)		700	749,000
Sr. Unsec’d. Notes	2.750		04/25/22			600	609,134
Sub. Notes	4.400		06/10/25			3,000	3,252,347
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A(a)	9.250		02/15/24			1,872	2,059,200
Comcast Corp., Gtd. Notes	3.150		02/15/28			2,000	2,101,549
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750		07/12/22			42	43,480
CVS Health Corp., Sr. Unsec’d. Notes(a)	4.300		03/25/28			2,175	2,361,009
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(a)	6.500		06/01/26			2,700	2,835,000
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821		02/10/24			124	135,431
DH Europe Finance II Sarl,
Gtd. Notes	0.200		03/18/26		EUR	4,800	5,300,923
Gtd. Notes	0.450		03/18/28		EUR	2,200	2,431,086
Diamond BC BV, Sr. Unsec’d. Notes(a)	5.625		08/15/25		EUR	6,900	7,042,986
Diamond Sports Group LLC/Diamond Sports Finance Co., Gtd. Notes, 144A(a)	6.625		08/15/27			1,240	1,277,200
Discovery Communications LLC, Gtd. Notes	3.450		03/15/25			2,500	2,591,511

See Notes to Financial Statements.

PGIM Global Total Return Fund	37

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Discovery Communications LLC, (cont’d.)
Gtd. Notes	5.300%		05/15/49			180	$201,078
DISH DBS Corp., Gtd. Notes(a)	7.750		07/01/26			3,000	3,026,550
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	9.400		05/15/39			152	250,085
Sr. Unsec’d. Notes, 144A	3.625		05/15/26			720	755,277
Eastman Chemical Co., Sr. Unsec’d. Notes(a)	4.500		12/01/28			600	667,289
Eli Lilly & Co., Sr. Unsec’d. Notes	0.625		11/01/31		EUR	3,000	3,342,822
Embarq Corp., Sr. Unsec’d. Notes	7.995		06/01/36			6,150	6,088,500
Energizer Gamma Acquisition BV, Gtd. Notes(a)	4.625		07/15/26		EUR	7,661	9,009,021
Enterprise Products Operating LLC, Gtd. Notes	4.150		10/16/28			1,665	1,836,752
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000		10/15/37			190	269,296
Everi Payments, Inc., Gtd. Notes, 144A	7.500		12/15/25			2,529	2,664,934
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625		06/15/20			750	427,500
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.100		07/15/24		EUR	2,300	2,664,945
Sr. Unsec’d. Notes	1.500		05/21/27		EUR	7,600	9,006,353
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.134		08/04/25			200	199,268
Sr. Unsec’d. Notes	4.687		06/09/25			2,015	2,060,921
Sr. Unsec’d. Notes, EMTN	4.125		06/20/24		SGD	2,000	1,464,066
General Motors Financial Co., Inc.,
Gtd. Notes	3.200		07/06/21			370	374,482
Gtd. Notes	3.850		01/05/28			2,900	2,901,427
Gtd. Notes	3.950		04/13/24			250	258,797
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series L, 3 Month LIBOR + 3.884%	6.065	(c)	—	(rr)		1,549	1,553,182
Jr. Sub. Notes, Series M	5.375	(ff)	—	(rr)		700	710,199
Sr. Unsec’d. Notes	3.500		01/23/25			1,500	1,567,991
Sr. Unsec’d. Notes, EMTN	—	(p)	08/12/25		EUR	1,665	1,764,311
Sr. Unsec’d. Notes, EMTN	1.000		08/06/24		JPY	100,000	946,172
Sr. Unsec’d. Notes, EMTN	1.433	(s)	12/15/23		EUR	200	216,001

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.500	%(cc)	05/31/24			4,904	$5,072,965
Sub. Notes	4.750		10/12/21		EUR	3,000	3,638,579
HCA, Inc.,
Gtd. Notes	5.625		09/01/28			1,200	1,348,500
Sr. Sec’d. Notes	5.250		04/15/25			3,000	3,346,281
Sr. Sec’d. Notes(a)	5.250		06/15/49			1,500	1,660,950
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	3.000		06/20/22			2,000	2,020,721
International Paper Co., Sr. Unsec’d. Notes	7.300		11/15/39			75	102,777
IQVIA, Inc., Gtd. Notes, 144A	2.250		01/15/28		EUR	1,800	2,050,702
Jabil, Inc., Sr. Unsec’d. Notes	4.700		09/15/22			655	693,730
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A(a)	5.750		06/15/25			470	488,213
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500		04/15/29			1,150	1,279,409
Sr. Unsec’d. Notes, 144A	5.500		01/15/30			100	107,750
John Sevier Combined Cycle Generation LLC, Sec’d. Notes	4.626		01/15/42			3,672	4,386,503
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.406	(c)	—	(rr)		219	220,314
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%	5.419	(c)	—	(rr)		1,000	1,006,250
Jr. Sub. Notes, Series X	6.100	(ff)	—	(rr)		1,980	2,173,684
Jr. Sub. Notes, Series Z	5.300	(ff)	—	(rr)		1,410	1,431,150
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29			3,200	3,383,293
Sr. Unsec’d. Notes	3.702	(ff)	05/06/30			1,590	1,710,408
KB Home,
Gtd. Notes	6.875		06/15/27			1,650	1,881,000
Gtd. Notes	7.500		09/15/22			1,000	1,127,500
Kinder Morgan Energy Partners LP, Gtd. Notes	4.150		02/01/24			2,000	2,129,895
Kraft Heinz Foods Co.,
Gtd. Notes	3.000		06/01/26			2,000	1,993,112
Gtd. Notes, 144A	3.750		04/01/30			3,535	3,613,011
Gtd. Notes, 144A	4.875		10/01/49			3,200	3,298,345
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN	6.875		05/02/18	(d)		100	1,300

See Notes to Financial Statements.

PGIM Global Total Return Fund	39

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	2.750%		05/04/26		EUR	1,000	$1,251,800
Gtd. Notes, 144A	3.951		10/15/50			90	92,895
LYB International Finance III LLC, Gtd. Notes	4.200		10/15/49			960	960,209
Mars, Inc., Gtd. Notes, 144A	3.600		04/01/34			420	469,974
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	1.979		03/21/30		EUR	4,700	5,766,803
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.800		03/08/29		AUD	4,770	3,622,340
Medtronic Global Holdings SCA,
Gtd. Notes	1.500		07/02/39		EUR	500	577,112
Gtd. Notes	1.625		03/07/31		EUR	2,500	3,085,477
Gtd. Notes	1.750		07/02/49		EUR	2,100	2,359,064
Gtd. Notes	2.250		03/07/39		EUR	1,910	2,496,366
Morgan Guaranty Trust Co., Sr. Unsec’d. Notes	1.395	(s)	01/21/27		EUR	1,595,000	846,923
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	5.611	(c)	—	(rr)		1,415	1,423,490
Sr. Unsec’d. Notes, EMTN	0.637	(ff)	07/26/24		EUR	5,000	5,667,083
Sr. Unsec’d. Notes, EMTN	1.342	(ff)	10/23/26		EUR	600	703,295
Sr. Unsec’d. Notes, GMTN	1.375		10/27/26		EUR	1,600	1,893,108
MPLX LP,
Sr. Unsec’d. Notes	4.000		03/15/28			515	535,171
Sr. Unsec’d. Notes	4.125		03/01/27			2,000	2,100,352
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325		03/24/25		EUR	1,700	2,103,433
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125		07/15/23			1,540	1,632,400
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200		04/01/26			1,300	1,358,694
Newfield Exploration Co., Gtd. Notes	5.625		07/01/24			7,200	7,888,101
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	3.942		11/01/47			232	254,481
Sr. Unsec’d. Notes	4.050		08/15/52			165	182,996
NRG Energy, Inc.,
Gtd. Notes(a)	6.625		01/15/27			1,725	1,869,469
Sr. Sec’d. Notes, 144A	3.750		06/15/24			5,600	5,809,892
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.600		08/13/21			965	971,436

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Occidental Petroleum Corp., (cont’d.)
Sr. Unsec’d. Notes	2.700%	08/15/22		1,320	$1,333,997
Sr. Unsec’d. Notes	6.450	09/15/36		35	42,821
ONEOK Partners LP, Gtd. Notes	4.900	03/15/25		2,000	2,199,741
ONEOK, Inc., Gtd. Notes(a)	4.450	09/01/49		2,000	1,994,263
PetSmart, Inc., Sr. Sec’d. Notes, 144A(a)	5.875	06/01/25		565	556,525
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.605	02/15/25		2,000	2,092,932
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29		2,055	1,957,479
Sr. Unsec’d. Notes	4.900	02/15/45		2,350	2,256,451
PVH Corp.,
Sr. Unsec’d. Notes, 144A	3.125	12/15/27	EUR	575	712,746
Sr. Unsec’d. Notes, 144A	3.625	07/15/24	EUR	840	1,047,955
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25		4,525	4,672,062
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28		1,955	2,065,613
Sr. Unsec’d. Notes, 144A	4.000	12/21/25		129	137,928
Scientific Games International, Inc.,
Gtd. Notes	6.250	09/01/20		1,300	1,301,625
Gtd. Notes	6.625	05/15/21		1,537	1,556,212
Service Properties Trust, Sr. Unsec’d. Notes	4.350	10/01/24		3,600	3,682,142
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200	09/23/26		2,470	2,553,862
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000	10/01/26	EUR	675	792,812
Sprint Capital Corp., Gtd. Notes(a)	8.750	03/15/32		4,325	5,273,818
Sprint Corp., Gtd. Notes	7.625	02/15/25		300	329,625
Stryker Corp., Sr. Unsec’d. Notes	2.625	11/30/30	EUR	2,300	3,077,202
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.400	10/01/47		2,200	2,362,164
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A(a)	5.500	01/15/28		2,800	2,625,000

See Notes to Financial Statements.

PGIM Global Total Return Fund	41

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Tenet Healthcare Corp.,
Sec’d. Notes, 144A(a)	6.250%		02/01/27		1,200	$1,267,500
Sr. Sec’d. Notes, 144A	5.125		11/01/27		1,005	1,047,692
Sr. Unsec’d. Notes(a)	6.750		06/15/23		875	927,500
Sr. Unsec’d. Notes	8.125		04/01/22		2,250	2,435,625
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	0.500		03/01/28	EUR	4,500	4,993,756
Sr. Unsec’d. Notes	2.875		07/24/37	EUR	450	618,101
Tote Shipholdings, Inc., Gov’t. Gtd. Notes	3.400		10/16/40		108	113,988
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, EMTN	2.600	(cc)	10/24/25		3,148	3,283,679
U.S. Concrete, Inc., Gtd. Notes	6.375		06/01/24		1,675	1,743,541
United Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	6.636		01/02/24		63	66,882
United Rentals North America, Inc.,
Gtd. Notes	4.875		01/15/28		3,115	3,216,237
Gtd. Notes	5.250		01/15/30		2,340	2,459,925
Gtd. Notes(a)	5.500		05/15/27		500	527,188
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.250		04/08/30	EUR	5,000	5,887,970
Sr. Unsec’d. Notes	2.500		04/08/31	GBP	1,400	1,920,305
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000		07/31/27		3,520	3,643,200
Welltower, Inc.,
Sr. Unsec’d. Notes	3.100		01/15/30		5,600	5,672,025
William Lyon Homes, Inc.,
Gtd. Notes	5.875		01/31/25		2,350	2,391,125
Gtd. Notes	7.000		08/15/22		114	114,285
Gtd. Notes, 144A	6.625		07/15/27		755	794,637
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750		06/15/27		2,000	2,082,340
Sr. Unsec’d. Notes	4.000		09/15/25		1,500	1,592,266
Xerox Corp., Sr. Unsec’d. Notes(a)	4.125		03/15/23		460	469,775
XPO Logistics, Inc., Gtd. Notes, 144A	6.750		08/15/24		530	572,400

						403,062,872

TOTAL CORPORATE BONDS (cost $780,818,727)						799,202,127

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 0.0%

Puerto Rico
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds	0.535	%(s)	08/01/41	315	$230,030
Revenue Bonds	0.816	(s)	08/01/41	104	14,137
Revenue Bonds, Series A-1	4.550		07/01/40	5	5,111
Revenue Bonds, Series A-1	4.750		07/01/53	40	41,316
Revenue Bonds, Series A-1	5.000		07/01/58	102	107,080
Revenue Bonds, Series A-1	5.181	(s)	07/01/46	142	36,920
Revenue Bonds, Series A-1	5.374	(s)	07/01/51	115	22,297

TOTAL MUNICIPAL BONDS (COST $367,446)					456,891

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.6%

Bermuda 1.2%
Bellemeade Re Ltd.,
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	3.523	(c)	10/25/27	244	244,266
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	04/25/28	1,295	1,295,885
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	2.773	(c)	08/25/28	561	560,656
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.173	(c)	08/25/28	750	751,203
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	08/25/28	750	751,370
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.023	(c)	10/25/28	414	414,341
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	3.673	(c)	10/25/28	950	949,998
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	2.823	(c)	04/25/29	4,175	4,174,890
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	3.273	(c)	04/25/29	1,630	1,629,998
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	2.923	(c)	07/25/29	3,600	3,602,440
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.423	(c)	07/25/29	2,400	2,402,377
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.314	(c)	10/25/29	5,000	5,000,046
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.914	(c)	10/25/29	4,500	4,500,022

See Notes to Financial Statements.

PGIM Global Total Return Fund	43

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Bermuda (cont’d.)
Eagle Re Ltd.,
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.073	%(c)	04/25/29		900	$899,550
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	3.623	(c)	04/25/29		1,030	1,032,519
Home Re Ltd., Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.473	(c)	05/25/29		1,370	1,371,249
Oaktown Re II Ltd., Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	3.373	(c)	07/25/28		678	678,360
Oaktown Re III Ltd., Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.223	(c)	07/25/29		600	600,893
Radnor Re Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.223	(c)	03/25/28		941	940,947

						31,801,010

United Kingdom 0.2%
Paragon Mortgages PLC,
Series 11X, Class BB, 3 Month EURIBOR + 0.480% (Cap N/A, Floor 0.000%)	0.062	(c)	10/15/41	EUR	2,481	2,608,925
Series 12X, Class B1B, 3 Month EURIBOR + 0.480% (Cap N/A, Floor 0.000%)	0.078	(c)	11/15/38	EUR	1,228	1,277,319
Towd Point Mortgage Funding Vantage PLC, Series 2016-V1A, Class A1, 144A, 3 Month GBP LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.961	(c)	02/20/54	GBP	725	938,708

						4,824,952

United States 2.2%
APS Resecuritization Trust, Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	2.182	(c)	07/27/57		1,669	1,651,328
Banc of America Funding Trust, Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	3.559	(c)	09/26/45		258	261,348
BVRT Financing Trust, Series 2019-01, Class F, 144A^	3.996		09/15/21		22,400	22,400,000

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.532	%(c)	11/01/23	3,500	$3,500,000
Series 2019-02, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.516	(c)	04/25/23	5,735	5,734,928
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.032	(c)	12/25/57	1,936	1,950,498
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.032	(c)	01/25/57	1,709	1,744,765
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	2,115	2,120,283
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)	3.273	(c)	01/25/29	48	47,753
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)	5.123	(c)	10/25/27	1,000	1,062,993
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)	4.073	(c)	11/25/28	235	236,391
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.473	(c)	01/25/49	470	476,104
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	4.288	(cc)	02/25/35	1,001	1,006,209
LSTAR Securities Investment Trust,
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/23	2,216	2,212,603
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/24	1,517	1,512,178
MRA Issuance Trust, Series 2019-03, 144A, 1 Month LIBOR + 1.150%	3.071	(c)	01/31/20	6,500	6,499,149
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.573	(c)	01/25/48	1,787	1,782,965
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.304	(c)	11/27/20	1,023	1,022,905
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.304	(c)	01/27/21	2,976	2,976,466

					58,198,866

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $94,246,193)					94,824,828

See Notes to Financial Statements.

PGIM Global Total Return Fund	45

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 37.0%

Albania 0.1%
Albania Government International Bond,
Sr. Unsec’d. Notes	3.500%		10/09/25	EUR	1,000	$1,207,774
Sr. Unsec’d. Notes	5.750		11/12/20	EUR	352	414,178
Sr. Unsec’d. Notes, 144A	3.500		10/09/25	EUR	1,000	1,207,774

						2,829,726

Argentina 0.6%
Argentine Republic Government International Bond,
Bonds	3.380	(cc)	12/31/38	EUR	1,000	431,175
Bonds	4.330		12/31/33	JPY	519,215	1,455,380
Sr. Unsec’d. Notes	0.670	(cc)	12/31/38	JPY	194,978	568,739
Sr. Unsec’d. Notes^	0.670	(cc)	12/31/38	JPY	42,213	119,712
Sr. Unsec’d. Notes	3.375		10/12/20	CHF	3,860	1,936,847
Sr. Unsec’d. Notes	5.000		01/15/27	EUR	3,000	1,266,825
Sr. Unsec’d. Notes	5.250		01/15/28	EUR	2,540	1,069,405
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	17,202	8,999,499
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375		01/20/23	EUR	1,100	403,627

						16,251,209

Australia 0.1%
Australia Government Bond,
Sr. Unsec’d. Notes, Series 142	4.250		04/21/26	AUD	600	498,151
Sr. Unsec’d. Notes, Series 150	3.000		03/21/47	AUD	2,400	2,118,845

						2,616,996

Austria 0.2%
Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, EMTN	5.000		12/20/24	CAD	3,500	3,010,542
Sr. Unsec’d. Notes, 144A, MTN	5.375		12/01/34	CAD	1,440	1,479,286

						4,489,828

Belgium 0.2%
Kingdom of Belgium Government International Bond,
Notes, 144A	8.875		12/01/24		750	980,139
Sr. Unsec’d. Notes	9.375		02/21/20	GBP	2,402	3,186,640
Unsec’d. Notes, EMTN	5.700		05/28/32	GBP	650	1,272,107

						5,438,886

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Brazil 1.7%
Brazil Loan Trust 1, Gov’t. Gtd. Notes	5.477%	07/24/23		10,393	$10,795,910
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		24,287	25,804,649
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875	04/01/21	EUR	7,128	8,236,530

					44,837,089

Bulgaria 0.3%
Bulgaria Government International Bond, Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	6,352	9,325,744

Canada 0.2%
Canadian Government Bond, Bonds(k)	4.000	06/01/41	CAD	650	708,728
City of Toronto Canada,
Sr. Unsec’d. Notes	3.500	06/02/36	CAD	2,000	1,689,773
Unsec’d. Notes	2.650	11/09/29	CAD	775	602,454
Province of British Columbia, Unsec’d. Notes	7.875	11/30/23	CAD	2,122	1,971,823
Province of Manitoba, Unsec’d. Notes	8.800	01/15/20		360	364,676
Province of Nova Scotia, Sr. Unsec’d. Notes	8.250	11/15/19		20	20,035
Province of Quebec,
Unsec’d. Notes, MTN	6.350	01/30/26		500	608,940
Unsec’d. Notes, MTN	7.140	02/27/26		430	544,414

					6,510,843

Cayman Islands 0.1%
Cayman Islands Government Bond, Sr. Unsec’d. Notes	5.950	11/24/19		2,150	2,147,312

Chile 0.0%
Chile Government International Bond,
Sr. Unsec’d. Notes	1.440	02/01/29	EUR	450	544,304
Sr. Unsec’d. Notes	1.750	01/20/26	EUR	240	290,221

					834,525

See Notes to Financial Statements.

PGIM Global Total Return Fund	47

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China 0.4%
China Government Bond,
Sr. Unsec’d. Notes	3.160%	06/27/23	CNH	5,000	$717,004
Sr. Unsec’d. Notes	3.380	11/21/24	CNH	500	72,535
Sr. Unsec’d. Notes	3.390	05/21/25	CNH	2,000	290,863
Sr. Unsec’d. Notes	3.480	06/29/27	CNH	2,000	291,072
Sr. Unsec’d. Notes	3.600	06/27/28	CNH	1,000	146,690
Sr. Unsec’d. Notes	3.600	05/21/30	CNH	3,000	440,040
Sr. Unsec’d. Notes	4.000	11/30/35	CNH	10,000	1,542,070
Sr. Unsec’d. Notes	4.100	05/21/45	CNH	13,500	2,025,134
Sr. Unsec’d. Notes	4.400	12/12/46	CNH	10,000	1,562,232
Unsec’d. Notes, Series 1906	3.290	05/23/29	CNH	10,000	1,419,734
Export-Import Bank of China (The), Sr. Unsec’d. Notes	4.400	05/14/24	CNH	13,000	1,921,649

					10,429,023

Colombia 0.9%
Colombia Government International Bond,
Sr. Unsec’d. Notes	4.000	02/26/24		1,000	1,057,080
Sr. Unsec’d. Notes	8.375	02/15/27		2,701	3,184,985
Sr. Unsec’d. Notes	10.375	01/28/33		1,401	2,250,707
Sr. Unsec’d. Notes	11.750	02/25/20		1,726	1,775,640
Sr. Unsec’d. Notes, EMTN(a)	3.875	03/22/26	EUR	12,518	16,579,074

					24,847,486

Croatia 0.6%
Croatia Government International Bond,
Sr. Unsec’d. Notes	2.750	01/27/30	EUR	3,000	4,043,654
Sr. Unsec’d. Notes	3.000	03/20/27	EUR	4,500	5,947,257
Sr. Unsec’d. Notes	3.875	05/30/22	EUR	3,000	3,674,829
Sr. Unsec’d. Notes	5.500	04/04/23		1,000	1,104,904
Sr. Unsec’d. Notes	6.375	03/24/21		500	527,792
Sr. Unsec’d. Notes	6.625	07/14/20		1,000	1,029,540

					16,327,976

Cyprus 2.0%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	4,700	6,104,561
Sr. Unsec’d. Notes, EMTN	2.750	06/27/24	EUR	2,000	2,508,211
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	8,500	11,805,165

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Cyprus (cont’d.)
Cyprus Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	3.750%		07/26/23	EUR	12,755	$16,208,707
Sr. Unsec’d. Notes, EMTN	4.250		11/04/25	EUR	11,814	16,284,831

						52,911,475

Denmark 0.1%
Denmark Government Bond,
Bonds	0.500		11/15/27	DKK	12,110	1,957,497
Bonds	1.750		11/15/25	DKK	3,520	601,019
Bonds	3.000		11/15/21	DKK	3,000	482,177
Bonds	4.500		11/15/39	DKK	1,800	525,037

						3,565,730

Dominican Republic 0.2%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.875		04/18/24		1,306	1,392,536
Sr. Unsec’d. Notes	7.500		05/06/21		3,333	3,475,033

						4,867,569

Egypt 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	5.577		02/21/23		1,835	1,880,648
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	700	799,681

						2,680,329

Finland 0.1%
Finland Government International Bond, Sr. Unsec’d. Notes	6.950		02/15/26		600	758,729
Municipality Finance PLC, Gov’t. Gtd. Notes, EMTN	3.050		09/24/32	SEK	13,000	1,670,450

						2,429,179

Greece 2.6%
Hellenic Republic Government Bond,
Bonds	—	(p)	10/15/42	EUR	270,000	1,129,241
Bonds	3.000	(cc)	02/24/23	EUR	3,199	3,932,020
Bonds	3.000	(cc)	02/24/24	EUR	4,038	5,085,530
Bonds	3.000	(cc)	02/24/25	EUR	2,297	2,959,305

See Notes to Financial Statements.

PGIM Global Total Return Fund	49

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Greece (cont’d.)
Hellenic Republic Government Bond, (cont’d.)
Bonds	3.000	%(cc)	02/24/26	EUR	1,828	$2,408,781
Bonds	3.000	(cc)	02/24/27	EUR	5,116	6,796,077
Bonds	3.000	(cc)	02/24/28	EUR	1,565	2,118,785
Bonds	3.000	(cc)	02/24/29	EUR	2,287	3,122,278
Bonds	3.000	(cc)	02/24/30	EUR	200	275,225
Bonds	3.000	(cc)	02/24/31	EUR	3,611	5,025,732
Bonds	3.000	(cc)	02/24/32	EUR	1,208	1,690,841
Bonds	3.000	(cc)	02/24/33	EUR	217	302,898
Bonds	3.000	(cc)	02/24/34	EUR	579	813,638
Bonds	3.000	(cc)	02/24/35	EUR	2,126	2,978,866
Bonds	3.000	(cc)	02/24/36	EUR	611	857,318
Bonds	3.000	(cc)	02/24/37	EUR	478	679,707
Bonds	3.000	(cc)	02/24/38	EUR	962	1,370,744
Bonds	3.000	(cc)	02/24/39	EUR	931	1,332,658
Bonds	3.000	(cc)	02/24/40	EUR	575	824,139
Bonds	3.000	(cc)	02/24/41	EUR	557	800,715
Bonds	3.000	(cc)	02/24/42	EUR	568	822,550
Bonds	3.900		01/30/33	EUR	2,710	3,837,452
Bonds	4.000		01/30/37	EUR	1,260	1,825,688
Bonds	4.200		01/30/42	EUR	2,380	3,634,689
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	8,000	12,521,270
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	1,700	2,577,598

						69,723,745

Guernsey 0.1%
States of Guernsey Bond, Sr. Unsec’d. Notes	3.375		12/12/46	GBP	1,280	2,116,137

Hong Kong 0.1%
Hong Kong Sukuk 2017 Ltd., Sr. Unsec’d. Notes	3.132		02/28/27		1,500	1,566,144

Hungary 0.6%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.250		10/22/25	EUR	2,000	2,385,601
Sr. Unsec’d. Notes	4.300		12/19/21	CNH	32,500	4,639,495
Sr. Unsec’d. Notes	5.375		02/21/23		4,850	5,308,131
Sr. Unsec’d. Notes	5.750		11/22/23		3,050	3,445,890

						15,779,117

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Iceland 0.1%
Iceland Government International Bond,
Sr. Unsec’d. Notes	5.875%	05/11/22		1,000	$1,096,018
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	500	567,632

					1,663,650

Indonesia 1.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	600	665,834
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	1,600	1,868,350
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	12,005	15,266,875
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	3,395	4,035,637
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	1,000	1,196,494
Sr. Unsec’d. Notes, EMTN	2.875	07/08/21	EUR	4,546	5,285,189
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	7,780	10,525,242

					38,843,621

Iraq 0.1%
Iraq International Bond, Sr. Unsec’d. Notes	6.752	03/09/23		1,700	1,712,614

Isle of Man 0.4%
Isle of Man Government International Bond,
Unsec’d. Notes	5.375	08/14/34	GBP	1,600	3,072,513
Unsec’d. Notes	5.625	03/29/30	GBP	4,000	7,235,971

					10,308,484

Israel 0.4%
Israel Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.500	01/18/27	EUR	1,600	1,950,437
Sr. Unsec’d. Notes, EMTN	1.500	01/16/29	EUR	1,000	1,229,730
Sr. Unsec’d. Notes, EMTN	2.875	01/29/24	EUR	1,000	1,253,374
Sr. Unsec’d. Notes, EMTN	6.875	10/21/34	GBP	2,610	5,353,935

					9,787,476

Italy 4.9%
Cassa Del Trentino SPA, Gov’t. Gtd. Notes, EMTN	1.160	06/17/26	EUR	712	757,180
City of Rome Italy, Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	2,000	3,547,135

See Notes to Financial Statements.

PGIM Global Total Return Fund	51

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Italy (cont’d.)
Italy Buoni Poliennali Del Tesoro,
Bonds	6.500%		11/01/27	EUR	2,695	$4,344,247
Bonds, 144A	2.800		03/01/67	EUR	2,100	2,702,378
Unsec’d. Notes, 144A	3.350		03/01/35	EUR	13,940	19,523,841
Italy Certificati di Credito del Tesoro, Bonds, Series EU, 6 Month EURIBOR + 0.550%	0.142	(c)	09/15/25	EUR	5,200	5,707,695
Region of Lazio, Sr. Unsec’d. Notes	3.088		03/31/43	EUR	1,902	2,421,046
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.375		10/17/24		500	495,651
Sr. Unsec’d. Notes	2.875		10/17/29		400	391,899
Sr. Unsec’d. Notes	4.000		10/17/49		500	499,672
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor 2.000%)	2.000	(c)	06/15/20	EUR	1,550	1,749,477
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	2,571	2,979,992
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 + 0.000% (Cap N/A, Floor 4.250%)	4.250	(c)	06/28/29	EUR	5,892	8,259,447
Sr. Unsec’d. Notes, EMTN	5.125		07/31/24	EUR	14,455	19,553,770
Sr. Unsec’d. Notes, EMTN	5.200		07/31/34	EUR	250	404,517
Sr. Unsec’d. Notes, EMTN	5.250		12/07/34	GBP	1,090	1,850,277
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	28,265	46,994,511
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		4,780	5,744,973
Republic of Italy Government International Bond Strips Coupon, Sr. Unsec’d. Notes	3.518	(s)	03/27/23		775	709,733

						128,637,441

Japan 1.2%
Japan Finance Organization for Municipalities,
Sr. Unsec’d. Notes, EMTN	3.060		12/21/20	AUD	2,000	1,404,949
Sr. Unsec’d. Notes, GMTN	0.875		09/22/21	EUR	2,535	2,888,717
Japan Government Thirty Year Bond, Sr. Unsec’d. Notes, Series 63	0.400		06/20/49	JPY	89,000	826,771
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes, Series 133	1.800		12/20/31	JPY	148,000	1,677,160
Sr. Unsec’d. Notes, Series 149	1.500		06/20/34	JPY	50,000	559,663
Sr. Unsec’d. Notes, Series 150(k)	1.400		09/20/34	JPY	145,000	1,605,876
Sr. Unsec’d. Notes, Series 156	0.400		03/20/36	JPY	100,000	966,756
Sr. Unsec’d. Notes, Series 157	0.200		06/20/36	JPY	450,000	4,209,723
Sr. Unsec’d. Notes, Series 159	0.600		12/20/36	JPY	665,000	6,620,627
Sr. Unsec’d. Notes, Series 160	0.700		03/20/37	JPY	150,000	1,518,099

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Japan (cont’d.)
Japan Government Twenty Year Bond, (cont’d.)
Sr. Unsec’d. Notes, Series 165	0.500%	06/20/38	JPY	514,000	$5,020,579
Sr. Unsec’d. Notes, Series 168	0.400	03/20/39	JPY	150,000	1,435,466
Japanese Government CPI Linked Bond, Sr. Unsec’d. Notes, Series 22	0.100	03/10/27	JPY	220,700	2,112,100

					30,846,486

Jersey 0.0%
Jersey International Bond, Sr. Unsec’d. Notes	3.750	06/09/54	GBP	100	187,562

Kazakhstan 0.3%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	1.500	09/30/34	EUR	3,200	3,553,235
Sr. Unsec’d. Notes, 144A, MTN	2.375	11/09/28	EUR	3,765	4,726,092

					8,279,327

Kuwait 0.1%
Kuwait International Government Bond, Sr. Unsec’d. Notes, 144A	2.750	03/20/22		2,050	2,078,684

Latvia 0.0%
Latvia Government International Bond, Sr. Unsec’d. Notes, EMTN	2.625	01/21/21	EUR	200	230,537

Lithuania 0.2%
Lithuania Government Bond, Bonds, Series 7Y	0.600	06/29/23	EUR	200	227,122
Lithuania Government International Bond, Sr. Unsec’d. Notes	6.625	02/01/22		4,420	4,868,497

					5,095,619
Malaysia 0.3%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Series 111	4.160	07/15/21	MYR	6,500	1,582,557
Sr. Unsec’d. Notes, Series 217	4.059	09/30/24	MYR	10,000	2,470,296
Sr. Unsec’d. Notes, Series 314	4.048	09/30/21	MYR	20,916	5,091,674
Sr. Unsec’d. Notes, Series 416	3.620	11/30/21	MYR	15	3,626

					9,148,153

See Notes to Financial Statements.

PGIM Global Total Return Fund	53

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico 1.3%
Mexico Government International Bond,
Sr. Unsec’d. Notes(a)	2.750%	04/22/23	EUR	4,375	$5,288,090
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	2,300	2,897,382
Sr. Unsec’d. Notes	4.000	03/15/2115	EUR	950	1,185,355
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	800	940,198
Sr. Unsec’d. Notes, EMTN	5.625	03/19/2114	GBP	340	486,663
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	8,870	10,425,730
Sr. Unsec’d. Notes, GMTN	6.750	02/06/24	GBP	6,621	10,313,256
Sr. Unsec’d. Notes, MTN	7.500	04/08/33		875	1,234,323
Sr. Unsec’d. Notes, Series 25	0.600	04/20/23	JPY	100,000	925,788

					33,696,785

Montenegro 0.1%
Montenegro Government International Bond,
Sr. Unsec’d. Notes	3.875	03/18/20	EUR	500	564,053
Sr. Unsec’d. Notes, 144A	3.375	04/21/25	EUR	750	892,937

					1,456,990

New Zealand 0.2%
Auckland Council,
Sr. Sec’d. Notes	2.900	09/16/27	AUD	1,000	744,801
Sr. Sec’d. Notes	3.500	03/09/26	AUD	2,000	1,525,290
New Zealand Government Bond, Sr. Unsec’d. Notes, Series 427	4.500	04/15/27	NZD	1,500	1,188,403
New Zealand Local Government Funding Agency Bond,
Gov’t. Gtd. Notes	2.750	04/15/25	NZD	1,800	1,224,127
Gov’t. Gtd. Notes	3.500	04/14/33	NZD	500	364,678
Gov’t. Gtd. Notes	4.500	04/15/27	NZD	1,800	1,372,575

					6,419,874

North Macedonia 0.2%
North Macedonia Government International Bond,
Sr. Unsec’d. Notes	3.975	07/24/21	EUR	2,000	2,359,399
Sr. Unsec’d. Notes	5.625	07/26/23	EUR	1,000	1,307,689
Sr. Unsec’d. Notes, 144A	3.975	07/24/21	EUR	500	589,850

					4,256,938

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Norway 0.1%
City of Oslo,
Sr. Unsec’d. Notes	3.600%	12/06/22	NOK	1,000	$113,877
Sr. Unsec’d. Notes	3.650	11/08/23	NOK	9,000	1,038,418
Sr. Unsec’d. Notes	4.900	11/04/19	NOK	5,000	543,706
City of Oslo Norway, Sr. Unsec’d. Notes	2.300	12/01/27	NOK	3,000	328,960

					2,024,961

Panama 0.4%
Panama Government International Bond,
Sr. Unsec’d. Notes	4.000	09/22/24		400	428,000
Sr. Unsec’d. Notes	8.125	04/28/34		3,799	5,522,834
Sr. Unsec’d. Notes	9.375	01/16/23		1,553	1,898,558
Sr. Unsec’d. Notes	9.375	04/01/29		800	1,222,008
Sr. Unsec’d. Notes	10.750	05/15/20		275	287,312

					9,358,712

Peru 0.9%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	9,087	11,654,941
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	8,375	12,120,224

					23,775,165

Philippines 0.3%
Philippine Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	1,000	1,145,971
Sr. Unsec’d. Notes, Series 15	0.590	08/15/29	JPY	100,000	920,449
Unsec’d. Notes	3.580	05/20/22	CNH	40,000	5,665,011

					7,731,431

Portugal 2.8%
Metropolitano de Lisboa EPE, Gov’t. Gtd. Notes	4.799	12/07/27	EUR	2,150	3,234,242
Parpublica-Participacoes Publicas SGPS SA, Sr. Unsec’d. Notes, EMTN	3.750	07/05/21	EUR	1,500	1,777,824
Portugal Government International Bond,
Sr. Unsec’d. Notes	4.090	06/03/22	CNH	70,800	10,036,155
Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		4,971	5,648,482

See Notes to Financial Statements.

PGIM Global Total Return Fund	55

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Portugal (cont’d.)
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875%	02/15/30	EUR	27,065	$41,359,819
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	6,500	11,234,502

					73,291,024

Qatar 0.1%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A	3.875	04/23/23		1,040	1,096,975
Sr. Unsec’d. Notes, 144A	4.500	04/23/28		2,000	2,285,160

					3,382,135

Romania 0.7%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	4,150	5,069,359
Sr. Unsec’d. Notes, EMTN	2.375	04/19/27	EUR	1,000	1,236,589
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	1,000	1,328,057
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	1,000	1,344,048
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		1,000	1,068,260
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		300	329,284
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	3,600	4,155,608
Unsec’d. Notes, 144A, MTN	2.875	05/26/28	EUR	1,100	1,395,274
Unsec’d. Notes, EMTN	2.124	07/16/31	EUR	2,000	2,308,671
Unsec’d. Notes, MTN	2.875	05/26/28	EUR	700	887,901

					19,123,051

Russia 0.4%
Russian Federal Bond - OFZ, Bonds, Series 6224	6.900	05/23/29	RUB	61,000	986,607
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	2.875	12/04/25	EUR	7,900	9,933,463
Sr. Unsec’d. Notes	4.500	04/04/22		400	420,802

					11,340,872

Saudi Arabia 0.6%
KSA Sukuk Ltd., Sr. Unsec’d. Notes, EMTN	2.894	04/20/22		1,000	1,015,000
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	5,945	6,995,134
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		1,200	1,202,100

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Saudi Arabia (cont’d.)
Saudi Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN	2.875%	03/04/23		3,335	$3,403,968
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		1,135	1,219,024
Sr. Unsec’d. Notes, EMTN	2.875	03/04/23		1,300	1,326,884

					15,162,110

Senegal 0.1%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	1,395	1,608,664

Serbia 0.6%
Serbia International Bond,
Sr. Unsec’d. Notes	7.250	09/28/21		8,690	9,480,790
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	6,600	7,572,976
Sr. Unsec’d. Notes, 144A	7.250	09/28/21		200	218,200

					17,271,966

Slovenia 0.3%
Slovenia Government International Bond, Sr. Unsec’d. Notes	5.250	02/18/24		7,922	8,964,995

South Africa 0.3%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	5,000	362,993
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	1,800	99,301
Republic of South Africa Government International
Bond,
Sr. Unsec’d. Notes(a)	3.750	07/24/26	EUR	5,415	6,654,638
Sr. Unsec’d. Notes, EMTN	3.800	09/07/21	JPY	100,000	964,200
ZAR Sovereign Capital Fund Pty Ltd., Sr. Unsec’d. Notes, 144A	3.903	06/24/20		1,000	1,003,360

					9,084,492

South Korea 0.2%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, 144A, MTN	8.000	05/15/24	IDR	6,800,000	503,659
Sr. Unsec’d. Notes, EMTN	7.250	12/07/24	IDR	10,000,000	712,502
Sr. Unsec’d. Notes, MTN	2.711	12/05/19	CAD	200	151,911
Sr. Unsec’d. Notes, MTN	3.500	07/28/21	NZD	2,000	1,319,728

See Notes to Financial Statements.

PGIM Global Total Return Fund	57

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

South Korea (cont’d.)
Korea International Bond,
Sr. Unsec’d. Notes	2.125%		06/10/24	EUR	1,100	$1,344,311
Sr. Unsec’d. Notes	4.250		12/07/21	EUR	1,700	2,074,614

						6,106,725

Spain 3.6%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes	4.950		02/11/20	EUR	2,000	2,257,827
Sr. Unsec’d. Notes, EMTN	4.900		09/15/21	EUR	600	722,719
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 12.000%, Floor 5.480%)^	5.480	(c)	05/11/29	EUR	1,000	1,445,886
Sr. Unsec’d. Notes, EMTN	5.900		05/28/30	EUR	3,000	4,489,621
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, EMTN	3.250		06/28/24	CHF	1,300	1,524,262
Gov’t. Gtd. Notes, EMTN	5.000		03/31/20	CAD	1,800	1,382,546
Gov’t. Gtd. Notes, GMTN	0.963		09/22/22	SEK	32,000	3,358,149
Spain Government Bond,
Bonds, 144A(k)	5.150		10/31/28	EUR	8,120	13,078,618
Sr. Unsec’d. Notes, 144A(k)	1.400		04/30/28	EUR	6,410	7,922,431
Sr. Unsec’d. Notes, 144A(k)	1.400		07/30/28	EUR	2,000	2,472,598
Sr. Unsec’d. Notes, 144A(k)	1.450		10/31/27	EUR	5,170	6,390,916
Sr. Unsec’d. Notes, 144A	1.850		07/30/35	EUR	14,525	19,087,173
Sr. Unsec’d. Notes, 144A(k)	1.950		07/30/30	EUR	1,300	1,701,997
Sr. Unsec’d. Notes, 144A	3.450		07/30/66	EUR	4,200	7,800,558
Unsec’d. Notes, 144A	1.300		10/31/26	EUR	565	687,002
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.010		11/21/44		1,500	1,726,933
Sr. Unsec’d. Notes, EMTN	5.250		04/06/29	GBP	11,424	19,107,782

						95,157,018

Sweden 0.1%
Kommuninvest I Sverige AB,
Gov’t. Gtd. Notes, EMTN	0.625		11/13/23	SEK	15,000	1,578,028
Gov’t. Gtd. Notes, EMTN	1.500		05/12/25	SEK	7,000	770,785
Gov’t. Gtd. Notes, MTN	4.750		08/17/22	AUD	200	150,030
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, EMTN	4.200		12/16/20	AUD	700	499,046
Sr. Unsec’d. Notes, EMTN	8.904	(s)	06/25/27	ZAR	1,400	47,495

						3,045,384

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Thailand 0.1%
Thailand Government Bond, Sr. Unsec’d. Notes	3.650%	06/20/31	THB	45,000	$1,813,551

Turkey 0.6%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.625	03/31/25	EUR	5,000	5,743,795
Sr. Unsec’d. Notes	5.200	02/16/26	EUR	3,530	4,126,773
Sr. Unsec’d. Notes	5.750	03/22/24		1,000	1,007,464
Sr. Unsec’d. Notes	7.000	06/05/20		2,000	2,040,120
Sr. Unsec’d. Notes	7.500	11/07/19		510	510,000
Sr. Unsec’d. Notes, EMTN	3.250	06/14/25	EUR	3,550	3,840,535

					17,268,687

Ukraine 0.8%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	11,100	13,673,274
Sr. Unsec’d. Notes	7.375	09/25/32		3,600	3,765,593
Sr. Unsec’d. Notes	7.750	09/01/24		1,875	2,008,594
Sr. Unsec’d. Notes	7.750	09/01/25		400	429,000
Sr. Unsec’d. Notes	7.750	09/01/26		500	536,875

					20,413,336

United Arab Emirates 0.6%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	2.500	10/11/22		498	503,129
Sr. Unsec’d. Notes, 144A	2.500	10/11/22		2,365	2,389,360
Dubai DOF Sukuk Ltd., Sr. Unsec’d. Notes, EMTN	6.450	05/02/22		6,423	7,002,676
RAK Capital, Sr. Unsec’d. Notes, EMTN	3.094	03/31/25		1,400	1,409,464
Sharjah Sukuk Ltd., Sr. Unsec’d. Notes	3.764	09/17/24		3,800	3,986,291
Sharjah Sukuk Program Ltd., Sr. Unsec’d. Notes, EMTN	4.226	03/14/28		1,200	1,297,884

					16,588,804

United Kingdom 0.7%
United Kingdom Gilt,
Bonds	1.625	10/22/28	GBP	1,400	1,986,265
Bonds(k)	3.250	01/22/44	GBP	100	187,797

See Notes to Financial Statements.

PGIM Global Total Return Fund	59

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

United Kingdom (cont’d.)
United Kingdom Gilt, (cont’d.)
Bonds(k)	3.500%		01/22/45	GBP	2,310	$4,549,819
Bonds(k)	4.250		03/07/36	GBP	6,140	11,939,717
Bonds(k)	4.250		09/07/39	GBP	180	367,576

						19,031,174

Uruguay 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375		10/27/27		394	434,471
Sr. Unsec’d. Notes	4.375		01/23/31		625	696,692
Sr. Unsec’d. Notes(a)	6.875		09/28/25		2,202	2,631,412

						3,762,575

TOTAL SOVEREIGN BONDS (cost $955,098,337)						980,483,141

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	1,007	1,773,108
Tennessee Valley Authority
Sr. Unsec’d. Notes	5.350		06/07/21	GBP	1,217	1,677,912
Sr. Unsec’d. Notes	5.625		06/07/32	GBP	1,391	2,650,121

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,192,728)						6,101,141

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes(h)(k)	2.125		05/15/25		750	772,061
U.S. Treasury Notes(h)	2.625		08/31/20		4	4,032
U.S. Treasury Strips Coupon(h)	1.881	(s)	05/15/31		400	321,985
U.S. Treasury Strips Coupon(h)	1.898	(s)	08/15/29		400	335,224
U.S. Treasury Strips Coupon(h)	2.100	(s)	11/15/35		800	574,144
U.S. Treasury Strips Coupon(h)(k)	2.264	(s)	08/15/40		800	504,384

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,467,621)						2,511,830

See Notes to Financial Statements.

60

Description	Shares	Value

COMMON STOCK 0.0%

Colombia
Frontera Energy Corp. (cost $44,527)	2,232	$17,789

PREFERRED STOCK 0.0%

United States
Citigroup Capital XIII, 8.306% (cost $100,000)	4,000	109,160

TOTAL LONG-TERM INVESTMENTS (cost $2,542,556,971)		2,590,757,490

SHORT-TERM INVESTMENTS 7.7%

AFFILIATED MUTUAL FUNDS 4.3%
PGIM Core Ultra Short Bond Fund(w)	35,146,324	35,146,324
PGIM Institutional Money Market Fund (cost $78,412,018; includes $78,288,204 of cash collateral for securities on loan)(b)(w)	78,407,357	78,423,038

TOTAL AFFILIATED MUTUAL FUNDS (cost $113,558,342)		113,569,362

OPTIONS PURCHASED*~ 3.4% (cost $169,198,507)		90,696,665

TOTAL SHORT-TERM INVESTMENTS (cost $282,756,849)		204,266,027

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 105.4% (cost $2,825,313,820)		2,795,023,517

OPTIONS WRITTEN*~ (2.8)% (premiums received $149,582,083)		(74,312,430)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 102.6% (cost $2,675,731,737)		2,720,711,087
Liabilities in excess of other assets(z) (2.6)%		(69,477,077)

NET ASSETS 100.0%		$2,651,234,010

Below is a list of the abbreviation(s) used in the annual report:

AED—United Arab Emirates Dirham

AUD—Australian Dollar

BRL—Brazilian Real

See Notes to Financial Statements.

PGIM Global Total Return Fund	61

Schedule of Investments (continued)

as of October 31, 2019

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EGP—Egyptian Pound

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CIBOR—Copenhagen Interbank Offered Rate

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

See Notes to Financial Statements.

62

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TAIBOR—Taiwan Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $36,463,742 and 1.4% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $75,921,590; cash collateral of $78,288,204 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2019.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

See Notes to Financial Statements.

PGIM Global Total Return Fund	63

Schedule of Investments (continued)

as of October 31, 2019

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—		7,600	$2,896
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—		5,000	1,231
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—		4,495	50,335
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—		10,926	114,518
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—		21,689	234,635
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—		22,000	249,514
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—		4,370	45,769
Currency Option AUD vs JPY	Call	Deutsche Bank AG	11/25/20	92.00	—	AUD	30,400	9,624
Currency Option EUR vs GBP	Call	Morgan Stanley & Co. International PLC	01/20/20	1.00	—	EUR	66,400	20,648
Currency Option EUR vs TRY	Call	BNP Paribas S.A.	04/28/20	10.00	—	EUR	35,500	99,010
Currency Option EUR vs TRY	Call	Morgan Stanley & Co. International PLC	07/28/20	12.00	—	EUR	35,500	138,117
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	11/25/19	27.00	—	EUR	14,000	1
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/24/19	24.00	—	EUR	14,750	262
Currency Option EUR vs ZAR	Call	Goldman Sachs International	08/27/20	28.00	—	EUR	34,500
								64,611
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	21.00	—	EUR	35,000	955,392
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	25.00	—	EUR	70,000	630,393
Currency Option USD vs BRL	Call	Citibank, N.A.	12/19/19	6.00	—		56,000	87
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/20/19	5.00	—		32,500	1,887
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/27/20	4.65	—		33,000	141,122

See Notes to Financial Statements.

64

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	07/27/20	6.50	—	80,000	$50,622
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	08/27/20	8.50	—	40,000	7,384
Currency Option USD vs BRL	Call	Citibank, N.A.	12/21/20	5.25	—	80,000	700,765
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.00	—	41,000	2,889,202
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	4.00	—	15,000	1,057,025
Currency Option USD vs BRL	Call	Bank of America, N.A.	09/28/21	4.50	—	75,000	3,640,628
Currency Option USD vs CHF	Call	Goldman Sachs International	10/28/20	1.00	—	40,000	336,509
Currency Option USD vs CHF	Call	Morgan Stanley & Co. International PLC	10/28/20	1.00	—	15,500	130,397
Currency Option USD vs ILS	Call	Citibank, N.A.	02/26/20	3.95	—	33,000	6,777
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.60	—	66,000	828,793
Currency Option USD vs INR	Call	Bank of America, N.A.	03/31/20	88.00	—	75,000	5,937
Currency Option USD vs INR	Call	Goldman Sachs International	10/28/20	90.00	—	40,000	45,813
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	79.00	—	56,000	793,326
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	86.00	—	112,000	507,105
Currency Option USD vs JPY	Call	Morgan Stanley & Co. International PLC	01/27/21	110.00	—	22,000	241,862
Currency Option USD vs JPY	Call	Deutsche Bank AG	10/27/23	115.00	—	40,000	365,518
Currency Option USD vs JPY	Call	Barclays Bank PLC	10/27/23	115.00	—	72,000	657,932
Currency Option USD vs JPY	Call	Goldman Sachs International	10/27/23	115.00	—	112,000	1,023,450
Currency Option USD vs JPY	Call	Bank of America, N.A.	10/27/23	115.00	—	76,700	700,880
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,200.00	—	18,000	39,797
Currency Option USD vs KRW	Call	BNP Paribas S.A.	12/20/19	1,350.00	—	36,000	521

See Notes to Financial Statements.

PGIM Global Total Return Fund	65

Schedule of Investments (continued)

as of October 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	01/29/20	1,500.00	—	69,500	$619
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	02/26/20	1,275.00	—	69,500	72,957
Currency Option USD vs KRW	Call	BNP Paribas S.A.	10/28/20	1,165.00	—	29,750	740,680
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,275.00	—	69,500	905,234
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/26/19	22.00	—	16,000	4,737
Currency Option USD vs MXN	Call	Citibank, N.A.	12/26/19	26.00	—	32,000	328
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	02/26/20	30.00	—	59,500	3,975
Currency Option USD vs MXN	Call	Deutsche Bank AG	04/28/20	26.00	—	55,500	40,827
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	10/28/20	31.00	—	120,000	165,209
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	22.00	—	61,500	1,684,012
Currency Option USD vs MXN	Call	Goldman Sachs International	01/27/21	22.00	—	21,750	595,565
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	26.50	—	166,500	1,168,893
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	22.00	—	59,500	2,107,147
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/26/23	26.00	—	59,500	3,809,825
Currency Option USD vs RUB	Call	Citibank, N.A.	12/23/19	85.00	—	18,000	279
Currency Option USD vs RUB	Call	Deutsche Bank AG	02/27/20	82.00	—	77,500	43,033
Currency Option USD vs RUB	Call	BNP Paribas S.A.	03/30/20	95.00	—	33,000	7,582
Currency Option USD vs RUB	Call	Deutsche Bank AG	10/29/20	68.00	—	77,500	2,755,131
Currency Option USD vs RUB	Call	Goldman Sachs International	12/22/20	95.00	—	56,000	245,943
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	75.00	—	59,500	1,680,773
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	90.00	—	119,000	1,166,602

See Notes to Financial Statements.

66

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Call	Goldman Sachs International	12/23/19	6.00	—		18,000	$141,206
Currency Option USD vs TRY	Call	Goldman Sachs International	04/03/20	15.00	—		65,250	12,480
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	04/29/20	7.00	—		41,000	426,995
Currency Option USD vs TRY	Call	Deutsche Bank AG	10/29/20	9.00	—		40,000	496,819
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	10/29/20	9.00	—		16,000	198,728
Currency Option USD vs TRY	Call	Goldman Sachs International	10/29/20	12.00	—		112,000	574,460
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	10.00	—		56,000	902,209
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	15.00	—		112,000	672,481
Currency Option USD vs TRY	Call	Goldman Sachs International	09/29/21	10.00	—		65,250	2,040,028
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	11/20/19	21.00	—		122,000	144
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	12/24/19	14.00	—		18,000	1,443,711
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	12/24/19	17.00	—		36,000	69,352
Currency Option USD vs ZAR	Call	Goldman Sachs International	07/27/20	25.00	—		40,000	51,065
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	17.00	—		40,000	1,335,447
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	09/28/20	21.00	—		14,000	102,065
Currency Option USD vs ZAR	Call	Citibank, N.A.	09/28/20	21.00	—		66,000	481,164
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	15.00	—		40,000	4,000,280
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/27/21	15.00	—		16,000	1,600,112
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	20.00	—		112,000	2,073,773
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/10/19	54.00	—	AUD	356,000	376
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	73.00	—	AUD	220,000	1,679,262

See Notes to Financial Statements.

PGIM Global Total Return Fund	67

Schedule of Investments (continued)

as of October 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/29/20	82.00	—	AUD	110,000	$8,091,938
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	67.00	—	AUD	150,000	246,830
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	02/26/20	76.00	—	AUD	75,000	1,781,741
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/28/20	60.00	—	AUD	117,000	500,598
Currency Option AUD vs JPY	Put	Goldman Sachs International	12/28/20	68.00	—	AUD	58,500	754,903
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	62.00	—	AUD	356,000	3,135,449
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	70.00	—	AUD	356,000	8,294,118
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	07/28/21	65.00	—	AUD	178,000	2,525,426
Currency Option AUD vs USD	Put	Citibank, N.A.	01/29/20	0.69	—	AUD	23,000	209,747
Currency Option EUR vs GBP	Put	Morgan Stanley & Co. International PLC	10/28/20	0.80	—	EUR	66,400	265,998
Currency Option EUR vs TRY	Put	Goldman Sachs International	04/28/20	6.00	—	EUR	35,500	170,042
Currency Option EUR vs TRY	Put	BNP Paribas S.A.	07/28/20	7.00	—	EUR	35,500	2,400,186
Currency Option GBP vs JPY	Put	Bank of America, N.A.	12/10/19	100.00	—	GBP	53,100	279
Currency Option GBP vs JPY	Put	Bank of America, N.A.	09/28/20	125.00	—	GBP	53,100	837,820
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	11/25/19	1.15	—	GBP	12,500	145
Currency Option GBP vs USD	Put	Citibank, N.A.	11/25/19	1.30	—	GBP	12,500	165,747
Currency Option GBP vs USD	Put	Morgan Stanley & Co. International PLC	07/27/20	1.23	—	GBP	53,100	821,459
Currency Option GBP vs USD	Put	Morgan Stanley & Co. International PLC	09/28/20	1.16	—	GBP	83,200	668,681
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	09/28/20	1.28	—	GBP	32,000	1,031,745
Currency Option GBP vs USD	Put	Goldman Sachs International	09/28/20	1.28	—	GBP	9,600	309,523
Currency Option USD vs BRL	Put	JPMorgan Chase Bank, N.A.	03/27/20	3.10	—		33,000	1,541

See Notes to Financial Statements.

68

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—	40,000	$95,152
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	08/27/20	3.25	—	40,000	35,523
Currency Option USD vs BRL	Put	Deutsche Bank AG	08/27/20	3.50	—	40,000	142,300
Currency Option USD vs BRL	Put	Citibank, N.A.	03/29/21	3.75	—	119,000	2,381,285
Currency Option USD vs INR	Put	BNP Paribas S.A.	12/21/20	69.00	—	20,000	69,544
Currency Option USD vs JPY	Put	Deutsche Bank AG	11/06/19	85.00	—	112,000	—
Currency Option USD vs JPY	Put	Citibank, N.A.	11/18/19	97.50	—	71,100	390
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/30/20	92.00	—	155,000	18,409
Currency Option USD vs JPY	Put	Citibank, N.A.	03/27/20	105.50	—	71,100	747,595
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/27/21	91.00	—	112,000	517,907
Currency Option USD vs MXN	Put	Citibank, N.A.	04/28/20	17.00	—	55,500	23,435
Currency Option USD vs MXN	Put	Deutsche Bank AG	10/28/20	18.00	—	40,000	232,019
Currency Option USD vs RUB	Put	BNP Paribas S.A.	12/22/20	66.00	—	56,000	1,888,033
Currency Option USD vs TRY	Put	Goldman Sachs International	04/29/20	4.00	—	41,000	1,844
Currency Option USD vs ZAR	Put	BNP Paribas S.A.	07/27/20	12.00	—	40,000	26,372

Total OTC Traded (cost $169,154,317)							$90,685,527

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
iTraxx.XO.31.V1, 06/20/24	Put	Citibank, N.A.	12/18/19	4.00%	iTraxx.XO.31. V1(Q)	4.00%(Q)	EUR 20,000	$11,138

(cost $44,190)
Total Options Purchased (cost $169,198,507)								$90,696,665

See Notes to Financial Statements.

PGIM Global Total Return Fund	69

Schedule of Investments (continued)

as of October 31, 2019

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Call	Morgan Stanley & Co. International PLC	11/25/20	92.00	—	AUD	30,400	$(9,624)
Currency Option EUR vs GBP	Call	Morgan Stanley & Co. International PLC	10/28/20	0.95	—	EUR	66,400	(638,352)
Currency Option EUR vs TRY	Call	Goldman Sachs International	04/28/20	10.00	—	EUR	35,500	(99,010)
Currency Option EUR vs TRY	Call	BNP Paribas S.A.	07/28/20	12.00	—	EUR	35,500	(138,117)
Currency Option EUR vs ZAR	Call	Citibank, N.A.	11/25/19	27.00	—	EUR	14,000	(1)
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	12/24/19	24.00	—	EUR	14,750	(262)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	08/27/20	28.00	—	EUR	34,500	(64,611)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	21.00	—	EUR	35,000	(955,392)
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	25.00	—	EUR	70,000	(630,393)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	12/20/19	5.00	—		18,000	(1,045)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	12/20/19	5.00	—		14,500	(842)
Currency Option USD vs BRL	Call	Bank of America, N.A.	03/27/20	4.50	—		75,000	(513,173)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	03/27/20	4.65	—		33,000	(141,122)
Currency Option USD vs BRL	Call	Deutsche Bank AG	07/27/20	6.50	—		80,000	(50,622)
Currency Option USD vs BRL	Call	Deutsche Bank AG	08/27/20	8.50	—		40,000	(7,384)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	12/21/20	5.25	—		80,000	(700,765)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.00	—		82,000	(1,160,509)
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	5.00	—		30,000	(424,577)
Currency Option USD vs CHF	Call	Bank of America, N.A.	10/28/20	1.00	—		55,500	(466,906)
Currency Option USD vs ILS	Call	Citibank, N.A.	02/26/20	3.60	—		33,000	(128,403)
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.95	—		66,000	(230,841)
Currency Option USD vs INR	Call	HSBC Bank USA, N.A.	10/28/20	90.00	—		40,000	(45,813)

See Notes to Financial Statements.

70

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	79.00	—	56,000	$(793,326)
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	86.00	—	112,000	(507,105)
Currency Option USD vs INR	Call	Bank of America, N.A.	09/28/21	88.00	—	75,000	(612,047)
Currency Option USD vs JPY	Call	Citibank, N.A.	01/27/21	110.00	—	22,000	(241,862)
Currency Option USD vs KRW	Call	BNP Paribas S.A.	12/20/19	1,200.00	—	18,000	(39,797)
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,350.00	—	36,000	(521)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	02/26/20	1,275.00	—	69,500	(72,957)
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	05/27/20	1,250.00	—	69,500	(299,218)
Currency Option USD vs KRW	Call	Deutsche Bank AG	10/28/20	1,165.00	—	29,750	(740,680)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,500.00	—	69,500	(229,401)
Currency Option USD vs MXN	Call	Citibank, N.A.	12/26/19	22.00	—	16,000	(4,737)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/26/19	26.00	—	32,000	(328)
Currency Option USD vs MXN	Call	Citibank, N.A.	04/28/20	26.00	—	55,500	(40,827)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	05/27/20	22.00	—	59,500	(450,395)
Currency Option USD vs MXN	Call	Deutsche Bank AG	10/28/20	31.00	—	120,000	(165,209)
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	22.00	—	83,250	(2,279,577)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	26.50	—	123,000	(863,506)
Currency Option USD vs MXN	Call	Goldman Sachs International	01/27/21	26.50	—	43,500	(305,386)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	59,500	(684,518)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	59,500	(684,518)
Currency Option USD vs RUB	Call	Goldman Sachs International	12/23/19	85.00	—	18,000	(279)

See Notes to Financial Statements.

PGIM Global Total Return Fund	71

Schedule of Investments (continued)

as of October 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs RUB	Call	Citibank, N.A.	03/30/20	95.00	—	33,000	$(7,582)
Currency Option USD vs RUB	Call	Deutsche Bank AG	10/29/20	75.00	—	155,000	(2,289,914)
Currency Option USD vs RUB	Call	BNP Paribas S.A.	12/22/20	95.00	—	56,000	(245,943)
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	75.00	—	59,500	(1,680,773)
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	90.00	—	119,000	(1,166,602)
Currency Option USD vs TRY	Call	BNP Paribas S.A.	12/23/19	6.00	—	18,000	(141,206)
Currency Option USD vs TRY	Call	Goldman Sachs International	04/29/20	7.00	—	41,000	(426,995)
Currency Option USD vs TRY	Call	Goldman Sachs International	10/29/20	9.00	—	56,000	(695,547)
Currency Option USD vs TRY	Call	Deutsche Bank AG	10/29/20	12.00	—	80,000	(410,328)
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	10/29/20	12.00	—	32,000	(164,131)
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	10.00	—	56,000	(902,209)
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	15.00	—	112,000	(672,481)
Currency Option USD vs TRY	Call	Goldman Sachs International	09/29/21	15.00	—	130,500	(1,775,264)
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	12/24/19	14.00	—	18,000	(1,443,711)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	12/24/19	17.00	—	36,000	(69,352)
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	07/27/20	25.00	—	40,000	(51,065)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	09/28/20	17.00	—	40,000	(1,335,447)
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	21.00	—	80,000	(583,229)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	15.00	—	56,000	(5,600,392)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	20.00	—	80,000	(1,481,267)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/27/21	20.00	—	32,000	(592,507)

See Notes to Financial Statements.

72

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/29/20	73.00	—	AUD	220,000	$(1,679,262)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	82.00	—	AUD	110,000	(8,091,938)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	02/26/20	67.00	—	AUD	150,000	(246,830)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	76.00	—	AUD	75,000	(1,781,741)
Currency Option AUD vs JPY	Put	Goldman Sachs International	12/28/20	60.00	—	AUD	117,000	(500,598)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/28/20	68.00	—	AUD	58,500	(754,903)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	62.00	—	AUD	712,000	(6,270,898)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	70.00	—	AUD	178,000	(4,147,059)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	07/28/21	56.00	—	AUD	356,000	(1,867,027)
Currency Option AUD vs USD	Put	Morgan Stanley & Co. International PLC	01/29/20	0.69	—	AUD	23,000	(209,747)
Currency Option EUR vs TRY	Put	Morgan Stanley & Co. International PLC	04/28/20	6.00	—	EUR	35,500	(170,042)
Currency Option EUR vs TRY	Put	Morgan Stanley & Co. International PLC	07/28/20	7.00	—	EUR	35,500	(2,400,186)
Currency Option GBP vs JPY	Put	Bank of America, N.A.	09/28/20	115.00	—	GBP	106,200	(767,473)
Currency Option GBP vs USD	Put	Citibank, N.A.	11/25/19	1.15	—	GBP	12,500	(145)
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	11/25/19	1.30	—	GBP	12,500	(165,747)
Currency Option GBP vs USD	Put	Bank of America, N.A.	07/27/20	1.23	—	GBP	53,100	(821,459)
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	09/28/20	1.16	—	GBP	64,000	(514,370)
Currency Option GBP vs USD	Put	Goldman Sachs International	09/28/20	1.16	—	GBP	19,200	(154,311)
Currency Option GBP vs USD	Put	Morgan Stanley & Co. International PLC	09/28/20	1.28	—	GBP	41,600	(1,341,268)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/27/20	3.10	—		33,000	(1,541)
Currency Option USD vs BRL	Put	Citibank, N.A.	06/26/20	3.50	—		40,000	(95,152)

See Notes to Financial Statements.

PGIM Global Total Return Fund	73

Schedule of Investments (continued)

as of October 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Citibank, N.A.	08/27/20	3.25	—	40,000	$(35,523)
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	08/27/20	3.50	—	40,000	(142,300)
Currency Option USD vs INR	Put	Goldman Sachs International	12/21/20	69.00	—	20,000	(69,544)
Currency Option USD vs JPY	Put	Citibank, N.A.	03/27/20	101.50	—	142,200	(543,612)
Currency Option USD vs JPY	Put	Bank of America, N.A.	10/28/20	98.00	—	155,000	(1,260,503)
Currency Option USD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	91.00	—	40,000	(184,967)
Currency Option USD vs JPY	Put	Barclays Bank PLC	01/27/21	91.00	—	72,000	(332,940)
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	04/28/20	17.00	—	55,500	(23,435)
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	10/28/20	18.00	—	40,000	(232,019)
Currency Option USD vs RUB	Put	Goldman Sachs International	12/22/20	66.00	—	56,000	(1,888,033)
Currency Option USD vs TRY	Put	Deutsche Bank AG	04/29/20	4.00	—	41,000	(1,844)
Currency Option USD vs ZAR	Put	Goldman Sachs International	07/27/20	12.00	—	40,000	(26,372)

Total OTC Traded (premiums received $149,160,081)							$(73,882,692)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2- Year Interest Rate Swap, 01/08/22	Put	Morgan Stanley &Co. International PLC	01/06/20	(0.12)%	(0.12)%(S)	6 Month JPY LIBOR(S)	JPY	1,000,000	$(5,053)
2- Year Interest Rate Swap, 01/08/22	Put	JPMorgan Chase Bank, N.A.	01/06/20	(0.10)%	(0.10)%(S)	6 Month JPY LIBOR(S)	JPY	2,000,000	(6,363)
5- Year Interest Rate Swap, 01/15/25	Put	JPMorgan Chase Bank, N.A.	01/10/20	0.00%	0.00%(S)	6 Month JPY LIBOR(S)	JPY	950,000	(1,455)

See Notes to Financial Statements.

74

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
20-Year Interest Rate Swap, 01/08/40	Put	JPMorgan Chase Bank, N.A.	01/06/20	0.23%	0.23%(S)	6 Month JPY LIBOR(S)	JPY	1,200,000	$(88,473)
20-Year Interest Rate Swap, 01/08/40	Put	JPMorgan Chase Bank, N.A.	01/06/20	0.25%	0.25%(S)	6 Month JPY LIBOR(S)	JPY	1,500,000	(87,306)
iTraxx.XO.31.V1, 06/20/24	Put	Citibank, N.A.	06/17/20	4.00%	4.00%(Q)	iTraxx.XO.31. V1(Q)	EUR	20,000	(241,088)

Total OTC Swaptions (premiums received $422,002)									$(429,738)

Total Options Written (premiums received $149,582,083)									$(74,312,430)

Futures contracts outstanding at October 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6,896	5 Year U.S. Treasury Notes	Dec. 2019	$822,024,785	$(3,682,399)
2	10 Year Canadian Government Bonds	Dec. 2019	215,686	(2,690)
3,301	10 Year U.S. Treasury Notes	Dec. 2019	430,110,001	(1,342,549)
19	10 Year U.S. Ultra Treasury Notes	Dec. 2019	2,700,078	(42,314)
255	20 Year U.S. Treasury Bonds	Dec. 2019	41,150,625	(129,751)
20	30 Year Euro Buxl	Dec. 2019	4,683,368	(253,413)
1,157	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	219,540,750	(4,995,527)

				(10,448,643)

Short Positions:
5,680	2 Year U.S. Treasury Notes	Dec. 2019	1,224,616,872	2,210,970
1,311	5 Year Euro-Bobl	Dec. 2019	196,835,750	2,461,427
718	10 Year Euro-Bund	Dec. 2019	137,542,900	2,964,603
157	10 Year U.K. Gilt	Dec. 2019	27,015,664	(36,983)
2,226	Euro Schatz Index	Dec. 2019	278,231,460	1,265,088

				8,865,105

				$(1,583,538)

See Notes to Financial Statements.

PGIM Global Total Return Fund	75

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/19	Bank of America, N.A.	AUD	2,168	$1,474,000	$1,495,897	$21,897	$—
Expiring 11/27/19	Bank of America, N.A.	AUD	1,489	1,023,000	1,027,082	4,082	—
Expiring 11/27/19	Citibank, N.A.	AUD	1,842	1,247,000	1,270,579	23,579	—
Expiring 11/27/19	Citibank, N.A.	AUD	1,618	1,093,000	1,116,133	23,133	—
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	AUD	1,748	1,201,000	1,205,753	4,753	—
Expiring 11/27/19	The Toronto-Dominion Bank	AUD	2,449	1,655,000	1,689,356	34,356	—
Expiring 11/27/19	UBS AG	AUD	340	230,322	234,663	4,341	—
Expiring 01/22/20	BNP Paribas S.A.	AUD	2,724	1,874,000	1,881,832	7,832	—
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	3,114	2,138,000	2,150,885	12,885	—
Expiring 01/22/20	UBS AG	AUD	3,544	2,438,000	2,448,193	10,193	—
Expiring 01/31/20	Citibank, N.A.	AUD	3,238	2,594,998	2,237,199	—	(357,799)
Expiring 01/31/20	Citibank, N.A.	AUD	2,637	1,966,670	1,822,196	—	(144,474)
Expiring 02/28/20	Bank of America, N.A.	AUD	8,916	6,402,013	6,163,770	—	(238,243)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	AUD	3,865	2,706,729	2,671,486	—	(35,243)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	2,729	1,959,198	1,893,949	—	(65,249)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	2,177	1,530,938	1,511,293	—	(19,645)
Expiring 12/30/20	JPMorgan Chase Bank, N.A.	AUD	1,555	1,067,927	1,079,628	11,701	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	AUD	13,961	9,819,051	9,693,053	—	(125,998)
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	AUD	10,828	7,450,379	7,528,426	78,047	—
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	4,867	3,379,499	3,400,880	21,381	—

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 11/04/19	BNP Paribas S.A.	BRL	59,797	$14,993,223	$14,906,299	$—	$(86,924)
Expiring 11/04/19	Citibank, N.A.	BRL	2,799	685,000	697,797	12,797	—
Expiring 11/04/19	HSBC Bank USA, N.A.	BRL	3,022	742,000	753,272	11,272	—
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	50,215	12,332,900	12,517,615	184,715	—
Expiring 12/03/19	JPMorgan Chase Bank, N.A.	BRL	2,679	670,000	666,638	—	(3,362)
Expiring 12/24/19	Bank of America, N.A.	BRL	8,327	2,011,000	2,069,851	58,851	—
Expiring 12/24/19	Bank of America, N.A.	BRL	8,071	1,941,000	2,006,101	65,101	—
Expiring 12/24/19	Barclays Bank PLC	BRL	8,407	2,089,000	2,089,745	745	—
Expiring 12/24/19	Barclays Bank PLC	BRL	6,164	1,468,000	1,532,198	64,198	—
Expiring 12/24/19	Barclays Bank PLC	BRL	2,271	656,862	564,601	—	(92,261)
Expiring 12/24/19	Barclays Bank PLC	BRL	455	130,617	113,041	—	(17,576)
Expiring 12/24/19	BNP Paribas S.A.	BRL	8,106	1,967,000	2,014,883	47,883	—
Expiring 12/24/19	BNP Paribas S.A.	BRL	7,141	1,707,000	1,775,030	68,030	—
Expiring 12/24/19	Citibank, N.A.	BRL	3,650	933,553	907,316	—	(26,237)
Expiring 12/24/19	Deutsche Bank AG	BRL	24,458	6,069,000	6,079,460	10,460	—
Expiring 12/24/19	Deutsche Bank AG	BRL	2,805	674,000	697,109	23,109	—
Expiring 12/24/19	HSBC Bank USA, N.A.	BRL	9,763	2,400,000	2,426,746	26,746	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	10,505	2,515,000	2,611,231	96,231	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	5,254	1,320,000	1,305,870	—	(14,130)
Expiring 12/24/19	Morgan Stanley & Co. International PLC	BRL	9,741	2,407,000	2,421,320	14,320	—
Expiring 12/24/19	The Toronto-Dominion Bank	BRL	6,847	1,631,000	1,702,001	71,001	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	77

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/24/19	UBS AG	BRL	12,983	$3,223,000	$3,227,033	$4,033	$—
Expiring 03/31/20	Citibank, N.A.	BRL	4,505	1,128,217	1,114,457	—	(13,760)
Expiring 03/31/20	Deutsche Bank AG	BRL	47,153	11,550,000	11,664,863	114,863	—
Expiring 06/30/20	Citibank, N.A.	BRL	31,480	7,893,000	7,748,582	—	(144,418)
Expiring 06/30/20	Deutsche Bank AG	BRL	53,533	12,146,000	13,176,711	1,030,711	—
Expiring 06/30/20	Morgan Stanley & Co. International PLC	BRL	3,592	881,000	884,093	3,093	—
Expiring 06/30/20	Morgan Stanley & Co. International PLC	BRL	386	96,033	95,065	—	(968)
Expiring 07/29/20	Citibank, N.A.	BRL	8,833	2,190,265	2,170,486	—	(19,779)
Expiring 07/29/20	Deutsche Bank AG	BRL	10,985	2,758,413	2,699,276	—	(59,137)
Expiring 07/29/20	Morgan Stanley & Co. International PLC	BRL	9,411	2,413,000	2,312,353	—	(100,647)
Expiring 08/31/20	Citibank, N.A.	BRL	15,315	3,813,000	3,755,512	—	(57,488)
Expiring 08/31/20	Morgan Stanley & Co. International PLC	BRL	16,155	3,967,000	3,961,569	—	(5,431)
Expiring 12/23/20	Citibank, N.A.	BRL	70,083	17,106,000	17,048,941	—	(57,059)
Expiring 01/29/21	Citibank, N.A.	BRL	31,144	7,402,000	7,553,818	151,818	—
Expiring 01/29/21	Citibank, N.A.	BRL	20,672	4,950,547	5,013,901	63,354	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	11,133	2,780,000	2,700,141	—	(79,859)
Expiring 03/31/21	Citibank, N.A.	BRL	41,302	9,998,790	9,968,883	—	(29,907)
Expiring 09/30/21	Bank of America, N.A.	BRL	139,851	31,675,000	33,269,788	1,594,788	—
British Pound,
Expiring 11/27/19	Citibank, N.A.	GBP	2,666	3,624,960	3,456,319	—	(168,641)
Expiring 11/27/19	HSBC Bank USA, N.A.	GBP	3,188	4,129,544	4,132,648	3,104	—

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/17/20	Barclays Bank PLC	GBP	5,740	$7,421,324	$7,454,824	$33,500	$—
Expiring 01/17/20	Barclays Bank PLC	GBP	1,448	1,869,000	1,880,715	11,715	—
Expiring 01/17/20	BNP Paribas S.A.	GBP	2,155	2,796,000	2,799,173	3,173	—
Expiring 01/17/20	Citibank, N.A.	GBP	1,560	2,000,000	2,026,420	26,420	—
Expiring 01/17/20	HSBC Bank USA, N.A.	GBP	2,751	3,545,753	3,572,886	27,133	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	2,611	3,361,000	3,390,867	29,867	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	1,796	2,315,536	2,332,417	16,881	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	1,727	2,226,000	2,242,899	16,899	—
Expiring 07/29/20	HSBC Bank USA, N.A.	GBP	3,655	4,766,741	4,767,530	789	—
Expiring 07/29/20	Morgan Stanley & Co. International PLC	GBP	20,442	25,926,180	26,664,254	738,074	—
Canadian Dollar,
Expiring 01/22/20	Barclays Bank PLC	CAD	45,611	34,742,367	34,645,173	—	(97,194)
Expiring 01/22/20	Barclays Bank PLC	CAD	3,286	2,518,000	2,496,119	—	(21,881)
Expiring 01/22/20	BNP Paribas S.A.	CAD	2,257	1,727,000	1,714,526	—	(12,474)
Expiring 01/22/20	Morgan Stanley & Co. International PLC	CAD	2,401	1,839,288	1,824,047	—	(15,241)
Chilean Peso,
Expiring 12/18/19	Barclays Bank PLC	CLP	1,200,359	1,682,000	1,620,562	—	(61,438)
Expiring 12/18/19	Barclays Bank PLC	CLP	667,672	929,000	901,400	—	(27,600)
Expiring 12/18/19	BNP Paribas S.A.	CLP	1,773,507	2,453,610	2,394,348	—	(59,262)
Expiring 12/18/19	BNP Paribas S.A.	CLP	1,122,832	1,548,000	1,515,895	—	(32,105)
Expiring 12/18/19	BNP Paribas S.A.	CLP	792,851	1,100,500	1,070,400	—	(30,100)
Expiring 12/18/19	BNP Paribas S.A.	CLP	527,850	731,500	712,632	—	(18,868)

See Notes to Financial Statements.

PGIM Global Total Return Fund	79

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/18/19	Goldman Sachs International	CLP	801,745	$1,107,000	$1,082,407	$—	$(24,593)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	1,427,434	1,979,290	1,927,128	—	(52,162)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	1,040,051	1,431,000	1,404,135	—	(26,865)
Expiring 12/18/19	UBS AG	CLP	4,093,279	5,652,600	5,526,189	—	(126,411)
Expiring 12/18/19	UBS AG	CLP	1,168,052	1,647,000	1,576,945	—	(70,055)
Expiring 12/18/19	UBS AG	CLP	929,866	1,284,700	1,255,378	—	(29,322)
Chinese Renminbi,
Expiring 02/14/20	BNP Paribas S.A.	CNH	15,169	2,141,000	2,146,004	5,004	—
Expiring 02/14/20	BNP Paribas S.A.	CNH	14,470	2,049,000	2,047,079	—	(1,921)
Expiring 02/14/20	Citibank, N.A.	CNH	12,740	1,800,000	1,802,348	2,348	—
Expiring 02/14/20	HSBC Bank USA, N.A.	CNH	321,231	45,329,974	45,444,907	114,933	—
Expiring 02/14/20	JPMorgan Chase Bank, N.A.	CNH	52,305	7,412,363	7,399,698	—	(12,665)
Expiring 02/28/20	Citibank, N.A.	CNH	9,688	1,375,694	1,370,109	—	(5,585)
Expiring 02/28/20	HSBC Bank USA, N.A.	CNH	9,677	1,428,763	1,368,569	—	(60,194)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	CNH	52,452	8,077,000	7,417,799	—	(659,201)
Expiring 05/14/21	Citibank, N.A.	CNH	61,753	8,849,734	8,624,834	—	(224,900)
Colombian Peso,
Expiring 12/18/19	Citibank, N.A.	COP	2,474,496	716,000	730,778	14,778	—
Czech Koruna,
Expiring 01/17/20	Citibank, N.A.	CZK	32,380	1,410,914	1,417,094	6,180	—
Expiring 01/17/20	Citibank, N.A.	CZK	28,709	1,253,000	1,256,472	3,472	—
Expiring 01/17/20	Citibank, N.A.	CZK	25,955	1,113,000	1,135,924	22,924	—

See Notes to Financial Statements.

80

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	55,939	$2,432,000	$2,448,179	$16,179	$—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	39,667	1,696,000	1,736,036	40,036	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	34,287	1,497,000	1,500,584	3,584	—
Expiring 01/17/20	UBS AG	CZK	23,379	1,016,000	1,023,194	7,194	—
Danish Krone,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	DKK	4,224	629,873	634,487	4,614	—
Egyptian Pound,
Expiring 11/27/19	Citibank, N.A.	EGP	25,351	1,470,500	1,559,450	88,950	—
Expiring 11/27/19	Citibank, N.A.	EGP	16,499	957,268	1,014,878	57,610	—
Expiring 12/18/19	Citibank, N.A.	EGP	45,082	2,598,171	2,757,169	158,998	—
Expiring 12/23/19	Citibank, N.A.	EGP	13,829	820,000	844,616	24,616	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	23,925	1,415,706	1,461,231	45,525	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	10,067	595,706	614,862	19,156	—
Expiring 01/21/20	Citibank, N.A.	EGP	35,645	2,041,520	2,161,493	119,973	—
Expiring 01/28/20	Citibank, N.A.	EGP	28,597	1,683,417	1,731,267	47,850	—
Expiring 01/28/20	Citibank, N.A.	EGP	15,748	920,915	953,364	32,449	—
Expiring 01/30/20	Citibank, N.A.	EGP	27,542	1,635,003	1,666,634	31,631	—
Expiring 01/30/20	Citibank, N.A.	EGP	19,151	1,098,729	1,158,881	60,152	—
Euro,
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	EUR	457	510,906	510,249	—	(657)
Expiring 01/17/20	Bank of America, N.A.	EUR	2,745	3,059,450	3,078,526	19,076	—
Expiring 01/17/20	Barclays Bank PLC	EUR	3,468	3,888,000	3,889,808	1,808	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	81

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/17/20	Barclays Bank PLC	EUR	3,378	$3,794,000	$3,788,869	$—	$(5,131)
Expiring 01/17/20	Barclays Bank PLC	EUR	2,867	3,190,000	3,215,695	25,695	—
Expiring 01/17/20	Barclays Bank PLC	EUR	1,154	1,291,000	1,293,909	2,909	—
Expiring 01/17/20	BNP Paribas S.A.	EUR	974	1,091,000	1,092,451	1,451	—
Expiring 01/17/20	Citibank, N.A.	EUR	7,532	8,368,508	8,447,679	79,171	—
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	14,665	16,450,718	16,447,122	—	(3,596)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	6,016	6,754,818	6,746,492	—	(8,326)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	4,314	4,813,176	4,838,400	25,224	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	3,446	3,859,094	3,864,167	5,073	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	2,947	3,300,000	3,305,051	5,051	—
Expiring 01/31/20	Morgan Stanley & Co. International PLC	EUR	2,685	3,258,785	3,013,671	—	(245,114)
Expiring 02/28/20	Bank of America, N.A.	EUR	3,265	4,271,600	3,670,802	—	(600,798)
Expiring 02/28/20	BNP Paribas S.A.	EUR	5,554	6,285,740	6,244,298	—	(41,442)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	EUR	4,574	5,300,809	5,142,495	—	(158,314)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	EUR	3,595	4,373,117	4,041,631	—	(331,486)
Hungarian Forint,
Expiring 01/17/20	Citibank, N.A.	HUF	393,425	1,314,000	1,341,355	27,355	—
Expiring 01/17/20	Citibank, N.A.	HUF	339,841	1,154,532	1,158,663	4,131	—
Expiring 01/17/20	Citibank, N.A.	HUF	234,893	799,000	800,852	1,852	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	HUF	445,723	1,491,000	1,519,663	28,663	—
Indian Rupee,
Expiring 11/27/19	Citibank, N.A.	INR	98,280	1,385,000	1,378,460	—	(6,540)

See Notes to Financial Statements.

82

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	INR	67,769	$931,945	$950,524	$18,579	$—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	INR	87,544	1,210,000	1,227,877	17,877	—
Expiring 12/18/19	Barclays Bank PLC	INR	96,049	1,349,000	1,343,737	—	(5,263)
Expiring 12/18/19	Barclays Bank PLC	INR	75,249	1,034,000	1,052,750	18,750	—
Expiring 12/18/19	Citibank, N.A.	INR	613,957	8,424,502	8,589,346	164,844	—
Expiring 12/18/19	Citibank, N.A.	INR	338,095	4,682,964	4,730,004	47,040	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	1,445,609	19,896,902	20,224,295	327,393	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	97,193	1,364,000	1,359,747	—	(4,253)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	148,220	2,047,000	2,073,623	26,623	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	135,497	1,884,000	1,895,627	11,627	—
Expiring 10/30/20	Goldman Sachs International	INR	341,407	4,510,000	4,604,763	94,763	—
Expiring 12/23/20	Goldman Sachs International	INR	216,223	2,832,000	2,897,634	65,634	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	364,682	4,915,513	4,849,718	—	(65,795)
Indonesian Rupiah,
Expiring 12/18/19	BNP Paribas S.A.	IDR	20,522,294	1,459,000	1,449,602	—	(9,398)
Expiring 12/18/19	Citibank, N.A.	IDR	20,072,704	1,424,000	1,417,845	—	(6,155)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	83,669,809	5,930,000	5,910,057	—	(19,943)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	19,172,580	1,337,000	1,354,264	17,264	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	17,308,380	1,207,000	1,222,586	15,586	—
Israeli Shekel,
Expiring 11/27/19	BNP Paribas S.A.	ILS	4,183	1,202,000	1,188,458	—	(13,542)
Expiring 11/29/19	Citibank, N.A.	ILS	162,159	44,635,000	46,075,511	1,440,511	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	83

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/18/19	Bank of America, N.A.	ILS	9,501	$2,726,000	$2,702,533	$—	$(23,467)
Expiring 12/18/19	Barclays Bank PLC	ILS	7,683	2,216,000	2,185,389	—	(30,611)
Expiring 12/18/19	Barclays Bank PLC	ILS	5,978	1,719,000	1,700,412	—	(18,588)
Expiring 12/18/19	Barclays Bank PLC	ILS	4,933	1,424,000	1,403,240	—	(20,760)
Expiring 12/18/19	Barclays Bank PLC	ILS	4,069	1,163,020	1,157,279	—	(5,741)
Expiring 12/18/19	Barclays Bank PLC	ILS	2,431	695,730	691,423	—	(4,307)
Expiring 12/18/19	Citibank, N.A.	ILS	8,616	2,468,000	2,450,618	—	(17,382)
Expiring 12/18/19	Citibank, N.A.	ILS	8,452	2,394,000	2,403,922	9,922	—
Expiring 12/18/19	Citibank, N.A.	ILS	7,628	2,167,000	2,169,741	2,741	—
Expiring 12/18/19	Citibank, N.A.	ILS	5,229	1,500,800	1,487,240	—	(13,560)
Expiring 12/18/19	Citibank, N.A.	ILS	5,039	1,437,000	1,433,376	—	(3,624)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	12,856	3,652,299	3,656,809	4,510	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	7,739	2,203,560	2,201,106	—	(2,454)
Expiring 06/30/21	Bank of America, N.A.	ILS	47,344	13,695,000	13,855,084	160,084	—
Japanese Yen,
Expiring 11/27/19	Bank of America, N.A.	JPY	387,097	3,672,000	3,590,098	—	(81,902)
Expiring 11/27/19	Bank of America, N.A.	JPY	123,526	1,154,000	1,145,637	—	(8,363)
Expiring 11/27/19	Citibank, N.A.	JPY	183,326	1,698,000	1,700,243	2,243	—
Expiring 11/27/19	Deutsche Bank AG	JPY	405,920	3,880,000	3,764,675	—	(115,325)
Expiring 11/27/19	Deutsche Bank AG	JPY	280,887	2,626,000	2,605,066	—	(20,934)
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	357,612	3,396,000	3,316,648	—	(79,352)

See Notes to Financial Statements.

84

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	126,017	$1,175,000	$1,168,739	$—	$(6,261)
Expiring 11/27/19	UBS AG	JPY	198,235	1,854,000	1,838,514	—	(15,486)
Expiring 01/17/20	Barclays Bank PLC	JPY	245,800	2,277,000	2,288,405	11,405	—
Expiring 01/17/20	BNP Paribas S.A.	JPY	116,396	1,078,000	1,083,654	5,654	—
Expiring 01/17/20	Citibank, N.A.	JPY	452,416	4,183,928	4,212,010	28,082	—
Expiring 01/17/20	Citibank, N.A.	JPY	126,634	1,174,000	1,178,966	4,966	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	36,934,776	343,108,537	343,863,939	755,402	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	500,521	4,621,066	4,659,865	38,799	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	219,068	2,030,010	2,039,534	9,524	—
Expiring 07/29/20	Deutsche Bank AG	JPY	508,232	4,838,000	4,783,727	—	(54,273)
Expiring 10/30/20	Bank of America, N.A.	JPY	2,675,066	25,122,000	25,304,601	182,601	—
Expiring 01/29/21	Barclays Bank PLC	JPY	743,615	7,152,000	7,067,976	—	(84,024)
Expiring 01/29/21	Barclays Bank PLC	JPY	438,351	4,154,000	4,166,475	12,475	—
Expiring 01/29/21	Citibank, N.A.	JPY	449,088	4,477,000	4,268,530	—	(208,470)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	1,488,986	14,485,000	14,152,640	—	(332,360)
Expiring 10/31/23	Bank of America, N.A.	JPY	1,051,903	10,538,000	10,581,143	43,143	—
Expiring 10/31/23	Barclays Bank PLC	JPY	525,393	5,512,000	5,284,951	—	(227,049)
Expiring 10/31/23	Barclays Bank PLC	JPY	406,236	4,196,000	4,086,344	—	(109,656)
Expiring 10/31/23	Deutsche Bank AG	JPY	511,039	5,354,000	5,140,568	—	(213,432)
Expiring 10/31/23	Goldman Sachs International	JPY	1,254,996	12,881,000	12,624,062	—	(256,938)

See Notes to Financial Statements.

PGIM Global Total Return Fund	85

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso,
Expiring 11/27/19	Bank of America, N.A.	MXN	56,697	$2,948,000	$2,934,816	$—	$(13,184)
Expiring 11/27/19	Bank of America, N.A.	MXN	27,836	1,374,000	1,440,859	66,859	—
Expiring 11/27/19	BNP Paribas S.A.	MXN	102,235	5,089,285	5,292,011	202,726	—
Expiring 11/27/19	Goldman Sachs International	MXN	57,032	2,837,000	2,952,184	115,184	—
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	25,623	1,286,000	1,326,327	40,327	—
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	20,429	1,023,000	1,057,471	34,471	—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	MXN	115,429	5,818,000	5,974,996	156,996	—
Expiring 12/18/19	Barclays Bank PLC	MXN	31,371	1,629,000	1,618,725	—	(10,275)
Expiring 12/18/19	Barclays Bank PLC	MXN	18,202	937,000	939,208	2,208	—
Expiring 12/18/19	Citibank, N.A.	MXN	18,642	964,000	961,924	—	(2,076)
Expiring 12/18/19	Goldman Sachs International	MXN	16,851	866,000	869,470	3,470	—
Expiring 12/18/19	Goldman Sachs International	MXN	11,496	583,104	593,154	10,050	—
Expiring 12/18/19	HSBC Bank USA, N.A.	MXN	56,479	2,872,845	2,914,226	41,381	—
Expiring 12/18/19	HSBC Bank USA, N.A.	MXN	27,552	1,415,000	1,421,635	6,635	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	350,770	17,383,362	18,099,280	715,918	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	35,882	1,858,000	1,851,471	—	(6,529)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	22,378	1,126,000	1,154,669	28,669	—
Expiring 12/18/19	UBS AG	MXN	30,931	1,603,000	1,595,983	—	(7,017)
Expiring 12/30/19	Citibank, N.A.	MXN	22,199	1,083,120	1,143,204	60,084	—
Expiring 12/30/19	Goldman Sachs International	MXN	13,330	651,931	686,461	34,530	—
Expiring 02/28/20	Morgan Stanley & Co. International PLC	MXN	54,622	2,804,000	2,789,303	—	(14,697)

See Notes to Financial Statements.

86

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 04/30/20	Citibank, N.A.	MXN	32,853	$1,591,718	$1,662,688	$70,970	$—
Expiring 04/30/20	Deutsche Bank AG	MXN	274,693	12,385,000	13,902,177	1,517,177	—
Expiring 04/30/20	JPMorgan Chase Bank, N.A.	MXN	14,776	725,000	747,786	22,786	—
Expiring 04/30/20	Morgan Stanley & Co. International PLC	MXN	80,903	3,920,000	4,094,485	174,485	—
Expiring 10/30/20	Citibank, N.A.	MXN	39,210	1,822,826	1,936,165	113,339	—
Expiring 10/30/20	Morgan Stanley & Co. International PLC	MXN	313,935	14,803,000	15,501,786	698,786	—
Expiring 01/29/21	Goldman Sachs International	MXN	104,180	4,878,269	5,087,484	209,215	—
Expiring 01/29/21	Goldman Sachs International	MXN	23,874	1,117,000	1,165,832	48,832	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	MXN	36,698	1,702,000	1,792,074	90,074	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	MXN	100,978	4,601,957	4,877,824	275,867	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	482,401	22,718,000	23,302,661	584,661	—
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	110,648	4,577,425	4,890,685	313,260	—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	352,530	14,859,000	15,581,983	722,983	—
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	96,754	3,193,000	3,194,527	1,527	—
Expiring 12/18/19	Barclays Bank PLC	TWD	56,160	1,859,000	1,854,242	—	(4,758)
Expiring 12/18/19	Barclays Bank PLC	TWD	47,473	1,566,000	1,567,421	1,421	—
Expiring 12/18/19	Credit Suisse International	TWD	118,167	3,855,000	3,901,519	46,519	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	386,066	12,608,720	12,746,717	137,997	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	60,420	1,962,000	1,994,874	32,874	—
New Zealand Dollar,
Expiring 01/22/20	Barclays Bank PLC	NZD	3,215	2,057,000	2,064,353	7,353	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	87

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/22/20	BNP Paribas S.A.	NZD	2,874	$1,846,000	$1,845,489	$—	$(511)
Expiring 01/22/20	Deutsche Bank AG	NZD	3,087	1,970,367	1,982,048	11,681	—
Norwegian Krone,
Expiring 01/17/20	Bank of America, N.A.	NOK	169,128	18,573,899	18,400,445	—	(173,454)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	NOK	160,749	17,685,375	17,488,856	—	(196,519)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	NOK	15,683	1,704,334	1,706,289	1,955	—
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	7,724	2,278,000	2,305,934	27,934	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	33,781	9,994,369	10,084,701	90,332	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	5,761	1,704,000	1,719,783	15,783	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	5,219	1,536,000	1,558,185	22,185	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	4,913	1,443,000	1,466,726	23,726	—
Expiring 12/18/19	Citibank, N.A.	PEN	5,568	1,646,000	1,662,351	16,351	—
Expiring 12/18/19	HSBC Bank USA, N.A.	PEN	4,724	1,405,000	1,410,191	5,191	—
Philippine Peso,
Expiring 12/18/19	Barclays Bank PLC	PHP	174,943	3,419,600	3,439,250	19,650	—
Expiring 12/18/19	Credit Suisse International	PHP	112,183	2,196,000	2,205,424	9,424	—
Expiring 12/18/19	Goldman Sachs International	PHP	80,259	1,553,000	1,577,830	24,830	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	260,657	4,990,329	5,124,321	133,992	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	103,190	1,977,000	2,028,626	51,626	—
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	5,458	1,424,000	1,429,364	5,364	—
Expiring 01/17/20	Citibank, N.A.	PLN	7,545	1,939,000	1,975,939	36,939	—

See Notes to Financial Statements.

88

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 01/17/20	Citibank, N.A.	PLN	6,066	$1,562,000	$1,588,517	$26,517	$—
Expiring 01/17/20	Citibank, N.A.	PLN	4,379	1,143,000	1,146,737	3,737	—
Expiring 01/17/20	HSBC Bank USA, N.A.	PLN	7,039	1,832,000	1,843,483	11,483	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	15,629	4,020,869	4,092,961	72,092	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	3,738	970,000	979,034	9,034	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	PLN	7,576	1,979,000	1,983,982	4,982	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	PLN	3,810	990,000	997,756	7,756	—
Expiring 01/17/20	UBS AG	PLN	4,145	1,079,000	1,085,594	6,594	—
Russian Ruble,
Expiring 11/27/19	Barclays Bank PLC	RUB	69,800	1,035,000	1,084,261	49,261	—
Expiring 11/27/19	Citibank, N.A.	RUB	208,445	3,116,634	3,237,932	121,298	—
Expiring 12/18/19	Barclays Bank PLC	RUB	188,966	2,926,646	2,926,116	—	(530)
Expiring 12/18/19	Barclays Bank PLC	RUB	83,478	1,260,000	1,292,642	32,642	—
Expiring 12/18/19	Barclays Bank PLC	RUB	80,912	1,244,000	1,252,905	8,905	—
Expiring 12/18/19	Barclays Bank PLC	RUB	67,821	1,044,000	1,050,198	6,198	—
Expiring 12/18/19	Barclays Bank PLC	RUB	64,362	982,000	996,633	14,633	—
Expiring 12/18/19	Barclays Bank PLC	RUB	57,081	862,000	883,895	21,895	—
Expiring 12/18/19	Citibank, N.A.	RUB	114,996	1,776,000	1,780,697	4,697	—
Expiring 12/18/19	Citibank, N.A.	RUB	80,736	1,207,000	1,250,189	43,189	—
Expiring 12/18/19	Citibank, N.A.	RUB	57,716	888,000	893,718	5,718	—
Expiring 12/18/19	Credit Suisse International	RUB	173,111	2,683,685	2,680,602	—	(3,083)

See Notes to Financial Statements.

PGIM Global Total Return Fund	89

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	91,210	$1,409,300	$1,412,373	$3,073	$—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	981,316	14,441,741	15,195,549	753,808	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	556,206	8,220,000	8,612,779	392,779	—
Expiring 12/24/19	Citibank, N.A.	RUB	229,300	3,345,000	3,547,486	202,486	—
Expiring 03/31/20	Barclays Bank PLC	RUB	303,830	4,367,880	4,647,254	279,374	—
Expiring 03/31/20	BNP Paribas S.A.	RUB	262,176	3,690,000	4,010,141	320,141	—
Expiring 10/30/20	Deutsche Bank AG	RUB	106,001	1,594,000	1,582,401	—	(11,599)
Expiring 12/23/20	Goldman Sachs International	RUB	1,725,271	24,720,000	25,599,629	879,629	—
Expiring 04/29/21	Goldman Sachs International	RUB	135,453	1,909,000	1,981,719	72,719	—
Saudi Arabian Riyal,
Expiring 11/12/19	Goldman Sachs International	SAR	57,150	15,198,255	15,239,269	41,014	—
Singapore Dollar,
Expiring 12/18/19	Barclays Bank PLC	SGD	3,517	2,582,000	2,586,333	4,333	—
Expiring 12/18/19	Barclays Bank PLC	SGD	2,270	1,669,000	1,669,170	170	—
Expiring 12/18/19	Barclays Bank PLC	SGD	1,820	1,321,000	1,338,780	17,780	—
Expiring 12/18/19	Citibank, N.A.	SGD	5,470	3,979,506	4,022,465	42,959	—
Expiring 12/18/19	Citibank, N.A.	SGD	2,975	2,183,000	2,187,750	4,750	—
Expiring 12/18/19	Citibank, N.A.	SGD	2,710	1,968,000	1,993,188	25,188	—
Expiring 12/18/19	Citibank, N.A.	SGD	1,762	1,286,875	1,295,802	8,927	—
Expiring 12/18/19	Goldman Sachs International	SGD	22,795	16,746,900	16,764,040	17,140	—
Expiring 12/18/19	Goldman Sachs International	SGD	2,362	1,735,000	1,736,695	1,695	—
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	3,565	2,617,000	2,621,838	4,838	—

See Notes to Financial Statements.

90

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	1,583	$1,161,428	$1,163,890	$2,462	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	4,247	3,119,000	3,123,142	4,142	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	4,119	3,026,000	3,029,024	3,024	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	2,732	2,008,000	2,009,312	1,312	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	2,259	1,633,000	1,661,523	28,523	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	4,948	3,597,000	3,639,163	42,163	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	3,078	2,244,000	2,263,636	19,636	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	2,597	1,906,000	1,909,629	3,629	—
South African Rand,
Expiring 11/27/19	Citibank, N.A.	ZAR	16,270	1,097,000	1,072,853	—	(24,147)
Expiring 11/27/19	HSBC Bank USA, N.A.	ZAR	17,345	1,145,000	1,143,688	—	(1,312)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	ZAR	24,229	1,867,699	1,597,607	—	(270,092)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	ZAR	14,069	945,000	927,695	—	(17,305)
Expiring 12/18/19	Barclays Bank PLC	ZAR	19,353	1,299,000	1,272,398	—	(26,602)
Expiring 12/18/19	Barclays Bank PLC	ZAR	10,274	698,000	675,461	—	(22,539)
Expiring 12/18/19	Citibank, N.A.	ZAR	20,312	1,359,000	1,335,413	—	(23,587)
Expiring 12/18/19	HSBC Bank USA, N.A.	ZAR	18,967	1,272,000	1,247,006	—	(24,994)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	44,497	2,891,659	2,925,464	33,805	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	39,645	2,610,273	2,606,482	—	(3,791)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	12,590	858,000	827,714	—	(30,286)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	7,763	499,235	510,388	11,153	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	91

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/18/19	The Toronto- Dominion Bank	ZAR	12,511	$848,000	$822,521	$—	$(25,479)
Expiring 12/18/19	UBS AG	ZAR	15,354	1,010,000	1,009,486	—	(514)
Expiring 12/30/19	Barclays Bank PLC	ZAR	19,528	1,517,561	1,281,519	—	(236,042)
Expiring 12/30/19	BNP Paribas S.A.	ZAR	41,262	2,607,000	2,707,777	100,777	—
Expiring 03/31/20	Morgan Stanley & Co. International PLC	ZAR	17,083	1,176,953	1,107,784	—	(69,169)
Expiring 03/31/20	UBS AG	ZAR	28,239	1,831,000	1,831,261	261	—
Expiring 03/31/20	UBS AG	ZAR	21,550	1,510,705	1,397,480	—	(113,225)
Expiring 07/29/20	Goldman Sachs International	ZAR	83,989	5,653,000	5,359,433	—	(293,567)
Expiring 07/29/20	Morgan Stanley & Co. International PLC	ZAR	72,056	4,889,655	4,597,976	—	(291,679)
Expiring 08/31/20	BNP Paribas S.A.	ZAR	45,248	3,035,141	2,874,235	—	(160,906)
Expiring 09/30/20	Barclays Bank PLC	ZAR	60,930	4,051,742	3,854,540	—	(197,202)
Expiring 09/30/20	Citibank, N.A.	ZAR	141,062	8,689,000	8,923,792	234,792	—
Expiring 09/30/20	Morgan Stanley & Co. International PLC	ZAR	11,451	750,000	724,400	—	(25,600)
Expiring 01/29/21	Barclays Bank PLC	ZAR	82,671	5,095,122	5,142,570	47,448	—
Expiring 01/29/21	Goldman Sachs International	ZAR	53,446	3,511,000	3,324,638	—	(186,362)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	120,569	8,081,000	7,500,004	—	(580,996)
South Korean Won,
Expiring 11/27/19	Barclays Bank PLC	KRW	1,596,256	1,328,000	1,364,684	36,684	—
Expiring 11/27/19	Barclays Bank PLC	KRW	1,247,554	1,033,000	1,066,569	33,569	—
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	KRW	1,469,657	1,246,000	1,256,451	10,451	—
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	KRW	257,396	213,316	220,055	6,739	—

See Notes to Financial Statements.

92

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 11/27/19	Morgan Stanley & Co. International PLC	KRW	1,867,134	$1,571,000	$1,596,265	$25,265	$—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	KRW	1,483,910	1,267,000	1,268,637	1,637	—
Expiring 11/27/19	UBS AG	KRW	1,790,940	1,520,000	1,531,125	11,125	—
Expiring 12/18/19	Barclays Bank PLC	KRW	3,014,901	2,565,000	2,578,696	13,696	—
Expiring 12/18/19	Barclays Bank PLC	KRW	2,340,046	1,967,252	2,001,481	34,229	—
Expiring 12/18/19	Barclays Bank PLC	KRW	1,628,666	1,377,307	1,393,025	15,718	—
Expiring 12/18/19	BNP Paribas S.A.	KRW	2,947,581	2,478,000	2,521,116	43,116	—
Expiring 12/18/19	Citibank, N.A.	KRW	24,781,459	20,617,712	21,196,004	578,292	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	5,008,128	4,214,000	4,283,538	69,538	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	3,576,482	3,010,000	3,059,026	49,026	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	3,527,395	2,956,000	3,017,041	61,041	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	4,124,789	3,534,545	3,528,003	—	(6,542)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	3,199,980	2,692,000	2,736,998	44,998	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	2,096,842	1,790,000	1,793,465	3,465	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	2,080,996	1,767,000	1,779,911	12,911	—
Expiring 02/28/20	Morgan Stanley & Co. International PLC	KRW	4,461,441	3,823,000	3,823,826	826	—
Expiring 10/30/20	BNP Paribas S.A.	KRW	10,138,442	8,909,000	8,750,736	—	(158,264)
Expiring 10/30/20	JPMorgan Chase Bank, N.A.	KRW	3,104,580	2,605,388	2,679,639	74,251	—
Expiring 07/30/21	HSBC Bank USA, N.A.	KRW	15,153,153	12,858,000	13,177,309	319,309	—
Swedish Krona,
Expiring 01/17/20	Barclays Bank PLC	SEK	24,683	2,557,000	2,568,163	11,163	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	93

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/17/20	Barclays Bank PLC	SEK	16,495	$1,715,000	$1,716,207	$1,207	$—
Expiring 01/17/20	BNP Paribas S.A.	SEK	14,799	1,547,000	1,539,790	—	(7,210)
Swiss Franc,
Expiring 01/17/20	BNP Paribas S.A.	CHF	1,131	1,149,000	1,154,213	5,213	—
Expiring 01/17/20	BNP Paribas S.A.	CHF	1,112	1,135,000	1,134,143	—	(857)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	1,419	1,433,000	1,447,783	14,783	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	1,282	1,301,700	1,307,778	6,078	—
Expiring 10/30/20	Goldman Sachs International	CHF	8,271	8,946,000	8,601,884	—	(344,116)
Expiring 10/30/20	Morgan Stanley & Co. International PLC	CHF	3,720	3,945,000	3,868,739	—	(76,261)
Expiring 10/30/20	UBS AG	CHF	3,887	4,001,182	4,042,008	40,826	—
Thai Baht,
Expiring 12/18/19	Barclays Bank PLC	THB	62,472	2,026,000	2,070,034	44,034	—
Expiring 12/18/19	Barclays Bank PLC	THB	39,302	1,289,021	1,302,301	13,280	—
Expiring 12/18/19	BNP Paribas S.A.	THB	67,109	2,207,000	2,223,704	16,704	—
Expiring 12/18/19	Citibank, N.A.	THB	72,971	2,387,000	2,417,920	30,920	—
Expiring 12/18/19	Citibank, N.A.	THB	55,388	1,808,000	1,835,314	27,314	—
Expiring 12/18/19	Citibank, N.A.	THB	54,657	1,785,000	1,811,079	26,079	—
Expiring 12/18/19	Credit Suisse International	THB	165,392	5,376,000	5,480,356	104,356	—
Expiring 12/18/19	Goldman Sachs International	THB	97,446	3,193,000	3,228,932	35,932	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	121,122	3,966,000	4,013,430	47,430	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	46,909	1,536,000	1,554,369	18,369	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	192,252	6,264,930	6,370,370	105,440	—

See Notes to Financial Statements.

94

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	73,337	$2,414,000	$2,430,071	$16,071	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	69,600	2,276,000	2,306,236	30,236	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	50,832	1,661,000	1,684,332	23,332	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	THB	77,670	2,537,000	2,573,645	36,645	—
Expiring 12/18/19	UBS AG	THB	54,518	1,791,000	1,806,484	15,484	—
Turkish Lira,
Expiring 11/27/19	HSBC Bank USA, N.A.	TRY	7,221	1,201,000	1,253,811	52,811	—
Expiring 11/27/19	HSBC Bank USA, N.A.	TRY	6,478	1,115,000	1,124,788	9,788	—
Expiring 12/18/19	Barclays Bank PLC	TRY	17,200	2,940,326	2,970,038	29,712	—
Expiring 12/18/19	Barclays Bank PLC	TRY	16,597	2,834,100	2,865,979	31,879	—
Expiring 12/18/19	Barclays Bank PLC	TRY	11,011	1,882,683	1,901,357	18,674	—
Expiring 12/18/19	Barclays Bank PLC	TRY	10,529	1,814,300	1,818,197	3,897	—
Expiring 12/18/19	Barclays Bank PLC	TRY	4,265	724,000	736,496	12,496	—
Expiring 12/18/19	Barclays Bank PLC	TRY	3,932	681,000	678,994	—	(2,006)
Expiring 12/18/19	Citibank, N.A.	TRY	4,982	856,000	860,294	4,294	—
Expiring 12/18/19	Goldman Sachs International	TRY	15,745	2,683,685	2,718,738	35,053	—
Expiring 12/18/19	Goldman Sachs International	TRY	12,078	2,073,500	2,085,509	12,009	—
Expiring 12/18/19	UBS AG	TRY	4,756	812,000	821,302	9,302	—
Expiring 12/24/19	Goldman Sachs International	TRY	33,041	5,976,000	5,696,715	—	(279,285)
Expiring 01/31/20	Barclays Bank PLC	TRY	6,169	939,663	1,053,376	113,713	—
Expiring 04/30/20	Barclays Bank PLC	TRY	11,663	1,698,566	1,947,048	248,482	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	95

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 04/30/20	Citibank, N.A.	TRY	5,178	$881,000	$864,458	$—	$(16,542)
Expiring 04/30/20	Deutsche Bank AG	TRY	3,736	373,000	623,618	250,618	—
Expiring 04/30/20	Morgan Stanley & Co. International PLC	TRY	90,834	14,164,000	15,163,723	999,723	—
Expiring 06/30/20	Bank of America, N.A.	TRY	7,742	1,162,000	1,272,671	110,671	—
Expiring 06/30/20	Deutsche Bank AG	TRY	175,019	16,910,000	28,771,523	11,861,523	—
Expiring 07/29/20	Barclays Bank PLC	TRY	37,033	5,158,486	6,044,008	885,522	—
Expiring 10/30/20	Barclays Bank PLC	TRY	6,807	978,311	1,085,844	107,533	—
Expiring 10/30/20	Morgan Stanley & Co. International PLC	TRY	4,818	697,000	768,575	71,575	—
Expiring 02/26/21	Barclays Bank PLC	TRY	26,637	3,375,579	4,116,059	740,480	—
Expiring 02/26/21	Barclays Bank PLC	TRY	14,639	2,008,630	2,262,150	253,520	—
Expiring 02/26/21	Barclays Bank PLC	TRY	10,093	1,396,000	1,559,642	163,642	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	154,606	18,616,000	23,890,611	5,274,611	—
Expiring 05/28/21	BNP Paribas S.A.	TRY	10,016	1,287,000	1,511,499	224,499	—
Expiring 05/28/21	Goldman Sachs International	TRY	3,514	507,678	530,234	22,556	—

				$1,929,414,475	$1,962,725,454	44,386,034	(11,075,055)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/19	Bank of America, N.A.	AUD	3,836	$2,606,000	$2,646,458	$—	$(40,458)
Expiring 11/27/19	Barclays Bank PLC	AUD	1,728	1,187,000	1,192,138	—	(5,138)

See Notes to Financial Statements.

96

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 11/27/19	HSBC Bank USA, N.A.	AUD	1,935	$1,314,000	$1,334,636	$—	$(20,636)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	AUD	2,668	1,808,000	1,840,718	—	(32,718)
Expiring 01/22/20	Barclays Bank PLC	AUD	2,850	1,950,000	1,969,027	—	(19,027)
Expiring 01/22/20	BNP Paribas S.A.	AUD	1,859	1,283,000	1,283,920	—	(920)
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	23,445	16,051,539	16,195,421	—	(143,882)
Expiring 01/31/20	JPMorgan Chase Bank, N.A.	AUD	2,107	1,437,854	1,456,009	—	(18,155)
Expiring 01/31/20	Morgan Stanley & Co. International PLC	AUD	7,980	5,765,949	5,513,542	252,407	—
Expiring 11/27/20	JPMorgan Chase Bank, N.A.	AUD	2,575	1,766,733	1,787,250	—	(20,517)
Brazilian Real,
Expiring 11/04/19	Barclays Bank PLC	BRL	7,543	1,798,000	1,880,399	—	(82,399)
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	2,537	610,000	632,527	—	(22,527)
Expiring 11/04/19	Morgan Stanley & Co. International PLC	BRL	4,062	981,000	1,012,471	—	(31,471)
Expiring 11/04/19	The Toronto- Dominion Bank	BRL	101,691	24,398,401	25,349,587	—	(951,186)
Expiring 12/03/19	BNP Paribas S.A.	BRL	59,797	14,969,202	14,879,566	89,636	—
Expiring 12/24/19	Bank of America, N.A.	BRL	11,601	2,840,000	2,883,721	—	(43,721)
Expiring 12/24/19	Bank of America, N.A.	BRL	5,473	1,311,000	1,360,511	—	(49,511)
Expiring 12/24/19	Bank of America, N.A.	BRL	4,121	1,021,000	1,024,409	—	(3,409)
Expiring 12/24/19	Barclays Bank PLC	BRL	7,792	1,910,000	1,936,935	—	(26,935)
Expiring 12/24/19	Barclays Bank PLC	BRL	6,336	1,527,000	1,574,838	—	(47,838)
Expiring 12/24/19	Barclays Bank PLC	BRL	4,824	1,171,000	1,199,069	—	(28,069)
Expiring 12/24/19	BNP Paribas S.A.	BRL	4,618	1,112,000	1,147,832	—	(35,832)

See Notes to Financial Statements.

PGIM Global Total Return Fund	97

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/24/19	BNP Paribas S.A.	BRL	4,604	$1,143,000	$1,144,302	$—	$(1,302)
Expiring 12/24/19	BNP Paribas S.A.	BRL	3,945	975,000	980,485	—	(5,485)
Expiring 12/24/19	Citibank, N.A.	BRL	13,908	3,455,000	3,457,090	—	(2,090)
Expiring 12/24/19	Citibank, N.A.	BRL	8,360	2,090,000	2,078,017	11,983	—
Expiring 12/24/19	Citibank, N.A.	BRL	7,535	1,817,000	1,872,974	—	(55,974)
Expiring 12/24/19	Citibank, N.A.	BRL	4,634	1,127,000	1,151,745	—	(24,745)
Expiring 12/24/19	Citibank, N.A.	BRL	3,746	914,000	931,183	—	(17,183)
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	7,093	1,998,000	1,763,058	234,942	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	5,126	1,450,000	1,274,090	175,910	—
Expiring 12/24/19	Morgan Stanley & Co. International PLC	BRL	5,850	1,466,000	1,454,169	11,831	—
Expiring 12/24/19	UBS AG	BRL	3,166	790,000	787,042	2,958	—
Expiring 03/31/20	Bank of America, N.A.	BRL	79,613	18,932,000	19,694,938	—	(762,938)
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	BRL	42,174	11,787,000	10,433,141	1,353,859	—
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	BRL	9,484	2,282,267	2,346,179	—	(63,912)
Expiring 06/30/20	Deutsche Bank AG	BRL	88,992	21,600,000	21,904,451	—	(304,451)
Expiring 07/29/20	Deutsche Bank AG	BRL	29,229	6,610,000	7,182,115	—	(572,115)
Expiring 08/31/20	Citibank, N.A.	BRL	2,686	663,819	658,596	5,223	—
Expiring 08/31/20	Deutsche Bank AG	BRL	28,784	6,280,000	7,058,484	—	(778,484)
Expiring 12/23/20	Citibank, N.A.	BRL	19,657	4,824,000	4,781,974	42,026	—
Expiring 12/23/20	Citibank, N.A.	BRL	4,358	1,065,453	1,060,240	5,213	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	46,068	11,571,000	11,206,726	364,274	—

See Notes to Financial Statements.

98

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/29/21	Citibank, N.A.	BRL	43,567	$10,642,000	$10,567,051	$74,949	$—
Expiring 03/31/21	Citibank, N.A.	BRL	122,798	28,955,000	29,639,253	—	(684,253)
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	23,832	5,878,515	5,752,105	126,410	—
British Pound,
Expiring 11/27/19	HSBC Bank USA, N.A.	GBP	1,436	2,110,202	1,861,693	248,509	—
Expiring 11/27/19	HSBC Bank USA, N.A.	GBP	1,229	1,580,000	1,592,745	—	(12,745)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	GBP	911	1,333,917	1,181,620	152,297	—
Expiring 11/27/19	UBS AG	GBP	292	419,347	378,831	40,516	—
Expiring 01/17/20	Barclays Bank PLC	GBP	3,229	4,162,000	4,193,696	—	(31,696)
Expiring 01/17/20	Barclays Bank PLC	GBP	2,171	2,793,000	2,818,998	—	(25,998)
Expiring 01/17/20	Barclays Bank PLC	GBP	2,016	2,608,000	2,617,768	—	(9,768)
Expiring 01/17/20	Barclays Bank PLC	GBP	1,644	2,144,000	2,135,754	8,246	—
Expiring 01/17/20	Citibank, N.A.	GBP	18,824	23,714,889	24,448,397	—	(733,508)
Expiring 01/17/20	Citibank, N.A.	GBP	741	958,436	962,411	—	(3,975)
Expiring 01/17/20	Deutsche Bank AG	GBP	18,824	23,863,978	24,448,399	—	(584,421)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	4,207	5,462,288	5,464,298	—	(2,010)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	3,863	4,970,973	5,016,533	—	(45,560)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	3,849	4,977,000	4,998,513	—	(21,513)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	1,526	1,972,844	1,981,372	—	(8,528)
Expiring 07/29/20	Bank of America, N.A.	GBP	24,097	30,055,465	31,431,783	—	(1,376,318)
Chilean Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	18,408,731	25,532,220	24,852,964	679,256	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	99

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	9,204,365	$12,766,110	$12,426,482	$339,628	$—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	9,204,365	12,941,111	12,426,482	514,629	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	647,181	896,000	873,735	22,265	—
Chinese Renminbi,
Expiring 01/23/20	HSBC Bank USA, N.A.	CNH	100,754	14,218,915	14,261,965	—	(43,050)
Expiring 02/14/20	BNP Paribas S.A.	CNH	112,843	15,905,460	15,964,014	—	(58,554)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	CNH	71,818	10,657,000	10,156,477	500,523	—
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	61,753	8,864,088	8,624,834	239,254	—
Colombian Peso,
Expiring 12/18/19	Barclays Bank PLC	COP	5,061,417	1,497,000	1,494,757	2,243	—
Expiring 12/18/19	Barclays Bank PLC	COP	4,576,540	1,351,000	1,351,561	—	(561)
Expiring 12/18/19	Barclays Bank PLC	COP	3,100,652	917,000	915,697	1,303	—
Expiring 12/18/19	BNP Paribas S.A.	COP	3,735,625	1,075,000	1,103,219	—	(28,219)
Expiring 12/18/19	BNP Paribas S.A.	COP	3,221,649	933,000	951,430	—	(18,430)
Expiring 12/18/19	Goldman Sachs International	COP	12,060,315	3,550,284	3,561,699	—	(11,415)
Expiring 12/18/19	Goldman Sachs International	COP	4,494,980	1,324,000	1,327,475	—	(3,475)
Expiring 12/18/19	Goldman Sachs International	COP	2,155,483	638,000	636,566	1,434	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	29,235,611	8,527,231	8,633,974	—	(106,743)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	10,079,584	2,966,669	2,976,742	—	(10,073)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	4,766,253	1,409,300	1,407,588	1,712	—
Expiring 12/18/19	UBS AG	COP	5,180,692	1,495,000	1,529,982	—	(34,982)
Expiring 12/18/19	UBS AG	COP	2,457,750	725,000	725,832	—	(832)

See Notes to Financial Statements.

100

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna,
Expiring 01/17/20	Barclays Bank PLC	CZK	59,003	$2,525,376	$2,582,251	$—	$(56,875)
Egyptian Pound,
Expiring 12/23/19	Citibank, N.A.	EGP	38,075	2,288,147	2,325,408	—	(37,261)
Expiring 12/23/19	Citibank, N.A.	EGP	9,747	587,090	595,302	—	(8,212)
Euro,
Expiring 11/27/19	Citibank, N.A.	EUR	494	646,795	552,430	94,365	—
Expiring 11/27/19	Deutsche Bank AG	EUR	3,440	3,840,832	3,842,943	—	(2,111)
Expiring 11/27/19	Deutsche Bank AG	EUR	1,480	1,654,000	1,653,992	8	—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	EUR	654	788,438	730,177	58,261	—
Expiring 12/30/19	Deutsche Bank AG	EUR	727	937,525	814,531	122,994	—
Expiring 01/17/20	Barclays Bank PLC	EUR	5,076	5,692,279	5,692,525	—	(246)
Expiring 01/17/20	BNP Paribas S.A.	EUR	2,439	2,724,000	2,735,374	—	(11,374)
Expiring 01/17/20	BNP Paribas S.A.	EUR	2,219	2,480,000	2,488,383	—	(8,383)
Expiring 01/17/20	BNP Paribas S.A.	EUR	1,805	2,024,000	2,024,069	—	(69)
Expiring 01/17/20	Citibank, N.A.	EUR	2,279	2,552,892	2,555,626	—	(2,734)
Expiring 01/17/20	Deutsche Bank AG	EUR	5,390	6,042,077	6,045,346	—	(3,269)
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	91,974	102,101,213	103,148,922	—	(1,047,709)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	98,656	109,590,417	110,642,717	—	(1,052,300)
Expiring 01/17/20	UBS AG	EUR	107,154	118,714,111	120,173,699	—	(1,459,588)
Expiring 02/28/20	Bank of America, N.A.	EUR	6,895	8,400,868	7,751,968	648,900	—
Expiring 02/28/20	BNP Paribas S.A.	EUR	9,958	12,566,000	11,195,663	1,370,337	—
Expiring 07/29/20	The Toronto- Dominion Bank	EUR	2,015	2,399,318	2,285,482	113,836	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	101

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 07/29/20	UBS AG	EUR	3,951	$4,814,659	$4,482,367	$332,292	$—
Hungarian Forint,
Expiring 01/17/20	Barclays Bank PLC	HUF	421,925	1,433,000	1,438,526	—	(5,526)
Expiring 01/17/20	Barclays Bank PLC	HUF	298,134	1,010,000	1,016,469	—	(6,469)
Expiring 01/17/20	Barclays Bank PLC	HUF	272,036	921,000	927,487	—	(6,487)
Expiring 01/17/20	The Toronto- Dominion Bank	HUF	6,070,382	20,337,993	20,696,554	—	(358,561)
Indian Rupee,
Expiring 12/18/19	Bank of America, N.A.	INR	148,946	2,072,000	2,083,773	—	(11,773)
Expiring 12/18/19	Barclays Bank PLC	INR	105,513	1,472,000	1,476,142	—	(4,142)
Expiring 12/18/19	BNP Paribas S.A.	INR	83,344	1,159,000	1,165,991	—	(6,991)
Expiring 12/18/19	Citibank, N.A.	INR	111,989	1,563,000	1,566,739	—	(3,739)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	405,698	5,639,014	5,675,781	—	(36,767)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	192,707	2,683,685	2,695,995	—	(12,310)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	153,104	2,138,000	2,141,944	—	(3,944)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	INR	112,080	1,567,000	1,568,012	—	(1,012)
Expiring 10/30/20	HSBC Bank USA, N.A.	INR	450,791	5,890,000	6,080,094	—	(190,094)
Expiring 12/23/20	BNP Paribas S.A.	INR	257,208	3,333,000	3,446,872	—	(113,872)
Expiring 02/26/21	Bank of America, N.A.	INR	257,903	3,425,000	3,429,714	—	(4,714)
Expiring 02/26/21	Goldman Sachs International	INR	96,088	1,250,000	1,277,819	—	(27,819)
Expiring 09/30/21	Bank of America, N.A.	INR	896,369	11,578,000	11,624,496	—	(46,496)
Indonesian Rupiah,
Expiring 12/18/19	Barclays Bank PLC	IDR	58,883,153	4,127,806	4,159,240	—	(31,434)

See Notes to Financial Statements.

102

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	IDR	22,483,142	$1,593,419	$1,588,107	$5,312	$—
Expiring 12/18/19	Barclays Bank PLC	IDR	18,448,390	1,291,000	1,303,111	—	(12,111)
Expiring 12/18/19	BNP Paribas S.A.	IDR	15,876,728	1,114,000	1,121,460	—	(7,460)
Expiring 12/18/19	BNP Paribas S.A.	IDR	15,438,038	1,078,000	1,090,473	—	(12,473)
Expiring 12/18/19	Citibank, N.A.	IDR	28,196,964	1,993,000	1,991,706	1,294	—
Expiring 12/18/19	Citibank, N.A.	IDR	23,505,900	1,650,000	1,660,350	—	(10,350)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	287,277,000	19,971,983	20,291,948	—	(319,965)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	42,045,592	2,971,000	2,969,910	1,090	—
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	32,279,998	2,257,000	2,280,113	—	(23,113)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	34,083,705	2,391,000	2,407,519	—	(16,519)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	16,603,840	1,166,000	1,172,820	—	(6,820)
Israeli Shekel,
Expiring 11/27/19	Bank of America, N.A.	ILS	7,454	2,129,162	2,117,697	11,465	—
Expiring 11/29/19	Goldman Sachs International	ILS	161,802	44,635,000	45,974,051	—	(1,339,051)
Expiring 12/18/19	Barclays Bank PLC	ILS	34,727	9,903,894	9,877,369	26,525	—
Expiring 12/18/19	Citibank, N.A.	ILS	6,047	1,713,000	1,719,838	—	(6,838)
Expiring 12/18/19	Citibank, N.A.	ILS	5,573	1,577,000	1,585,043	—	(8,043)
Expiring 12/18/19	Citibank, N.A.	ILS	4,963	1,408,000	1,411,642	—	(3,642)
Expiring 12/18/19	HSBC Bank USA, N.A.	ILS	5,498	1,560,000	1,563,796	—	(3,796)
Expiring 02/28/20	Citibank, N.A.	ILS	25,386	7,273,000	7,249,183	23,817	—
Japanese Yen,
Expiring 11/27/19	Bank of America, N.A.	JPY	217,559	2,004,000	2,017,736	—	(13,736)

See Notes to Financial Statements.

PGIM Global Total Return Fund	103

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/27/19	Bank of America, N.A.	JPY	192,409	$1,803,000	$1,784,485	$18,515	$—
Expiring 11/27/19	Bank of America, N.A.	JPY	130,849	1,229,000	1,213,546	15,454	—
Expiring 11/27/19	Barclays Bank PLC	JPY	122,654	1,127,000	1,137,548	—	(10,548)
Expiring 11/27/19	Citibank, N.A.	JPY	185,510	1,766,000	1,720,495	45,505	—
Expiring 11/27/19	Citibank, N.A.	JPY	161,287	1,486,000	1,495,848	—	(9,848)
Expiring 11/27/19	Citibank, N.A.	JPY	149,970	1,385,000	1,390,887	—	(5,887)
Expiring 11/27/19	Citibank, N.A.	JPY	115,177	1,071,000	1,068,197	2,803	—
Expiring 11/27/19	Deutsche Bank AG	JPY	181,894	1,706,000	1,686,964	19,036	—
Expiring 11/27/19	Goldman Sachs International	JPY	278,933	2,597,000	2,586,946	10,054	—
Expiring 11/27/19	Goldman Sachs International	JPY	155,104	1,473,000	1,438,497	34,503	—
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	215,742	2,024,000	2,000,884	23,116	—
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	121,144	1,137,000	1,123,540	13,460	—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	JPY	562,055	5,314,000	5,212,732	101,268	—
Expiring 11/27/19	The Toronto-Dominion Bank	JPY	152,949	1,453,000	1,418,511	34,489	—
Expiring 01/17/20	BNP Paribas S.A.	JPY	295,355	2,727,000	2,749,764	—	(22,764)
Expiring 02/28/20	Citibank, N.A.	JPY	781,856	7,365,508	7,296,737	68,771	—
Expiring 03/31/20	Citibank, N.A.	JPY	79,712	747,000	745,319	1,681	—
Expiring 07/29/20	Deutsche Bank AG	JPY	556,025	5,341,000	5,233,577	107,423	—
Expiring 11/30/20	JPMorgan Chase Bank, N.A.	JPY	358,416	3,431,792	3,395,947	35,845	—
Expiring 12/30/20	Bank of America, N.A.	JPY	717,296	6,918,360	6,807,030	111,330	—
Expiring 01/29/21	Bank of America, N.A.	JPY	931,761	8,797,000	8,856,280	—	(59,280)

See Notes to Financial Statements.

104

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/29/21	Citibank, N.A.	JPY	1,010,155	$9,887,000	$9,601,408	$285,592	$—
Expiring 01/29/21	Deutsche Bank AG	JPY	1,353,580	12,882,038	12,865,627	16,411	—
Expiring 10/31/23	Citibank, N.A.	JPY	628,883	6,526,054	6,325,965	200,089	—
Malaysian Ringgit,
Expiring 12/18/19	Goldman Sachs International	MYR	17,450	4,167,242	4,187,456	—	(20,214)
Mexican Peso,
Expiring 11/27/19	Goldman Sachs International	MXN	24,931	1,298,000	1,290,508	7,492	—
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	34,180	1,757,000	1,769,251	—	(12,251)
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	21,981	1,123,000	1,137,801	—	(14,801)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	MXN	184,527	9,074,362	9,551,740	—	(477,378)
Expiring 11/27/19	Morgan Stanley & Co. International PLC	MXN	222,867	11,359,000	11,536,337	—	(177,337)
Expiring 12/18/19	Barclays Bank PLC	MXN	19,065	971,000	983,725	—	(12,725)
Expiring 12/18/19	Barclays Bank PLC	MXN	17,956	911,000	926,512	—	(15,512)
Expiring 12/18/19	Citibank, N.A.	MXN	61,331	3,184,000	3,164,624	19,376	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	57,001	2,895,767	2,941,184	—	(45,417)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	15,968	810,000	823,945	—	(13,945)
Expiring 12/30/19	Citibank, N.A.	MXN	11,746	572,000	604,868	—	(32,868)
Expiring 12/30/19	Morgan Stanley & Co. International PLC	MXN	23,784	1,074,000	1,224,798	—	(150,798)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	MXN	109,456	5,438,000	5,589,442	—	(151,442)
Expiring 04/30/20	Citibank, N.A.	MXN	325,325	15,608,000	16,464,667	—	(856,667)
Expiring 04/30/20	UBS AG	MXN	30,055	1,325,000	1,521,088	—	(196,088)
Expiring 05/29/20	Morgan Stanley & Co. International PLC	MXN	183,646	9,299,000	9,256,784	42,216	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	105

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 10/30/20	Deutsche Bank AG	MXN	459,398	$20,095,000	$22,684,617	$—	$(2,589,617)
Expiring 01/29/21	Citibank, N.A.	MXN	173,457	8,253,000	8,470,524	—	(217,524)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	238,725	11,024,000	11,531,740	—	(507,740)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	138,424	6,479,000	6,686,646	—	(207,646)
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	108,281	3,523,052	3,575,103	—	(52,051)
Expiring 12/18/19	Barclays Bank PLC	TWD	50,031	1,649,000	1,651,857	—	(2,857)
Expiring 12/18/19	BNP Paribas S.A.	TWD	97,307	3,155,000	3,212,760	—	(57,760)
Expiring 12/18/19	BNP Paribas S.A.	TWD	64,747	2,113,000	2,137,730	—	(24,730)
Expiring 12/18/19	Credit Suisse International	TWD	1,062,229	34,208,586	35,071,510	—	(862,924)
Expiring 12/18/19	Credit Suisse International	TWD	63,252	2,044,000	2,088,371	—	(44,371)
Expiring 12/18/19	Goldman Sachs International	TWD	125,605	4,135,000	4,147,080	—	(12,080)
Expiring 12/18/19	Goldman Sachs International	TWD	95,343	3,075,000	3,147,946	—	(72,946)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	122,905	3,970,000	4,057,938	—	(87,938)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	118,648	3,877,000	3,917,384	—	(40,384)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	71,881	2,327,000	2,373,289	—	(46,289)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	48,539	1,595,000	1,602,609	—	(7,609)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	47,255	1,538,000	1,560,215	—	(22,215)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	46,093	1,506,000	1,521,836	—	(15,836)
New Zealand Dollar,
Expiring 01/22/20	Barclays Bank PLC	NZD	2,033	1,292,000	1,305,556	—	(13,556)
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	43,734	27,753,434	28,082,189	—	(328,755)

See Notes to Financial Statements.

106

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/22/20	The Toronto-Dominion Bank	NZD	1,595	$1,020,000	$1,024,171	$—	$(4,171)
Norwegian Krone,
Expiring 01/17/20	Barclays Bank PLC	NOK	19,501	2,127,000	2,121,574	5,426	—
Expiring 01/17/20	BNP Paribas S.A.	NOK	17,484	1,918,000	1,902,238	15,762	—
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	14,321	4,252,200	4,275,400	—	(23,200)
Expiring 12/18/19	Bank of America, N.A.	PEN	7,310	2,178,000	2,182,146	—	(4,146)
Expiring 12/18/19	Bank of America, N.A.	PEN	5,794	1,727,000	1,729,720	—	(2,720)
Expiring 12/18/19	BNP Paribas S.A.	PEN	4,607	1,372,000	1,375,410	—	(3,410)
Expiring 12/18/19	Citibank, N.A.	PEN	5,545	1,663,000	1,655,442	7,558	—
Expiring 12/18/19	Goldman Sachs International	PEN	6,452	1,931,000	1,926,028	4,972	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	5,642	1,677,000	1,684,247	—	(7,247)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	5,450	1,613,000	1,626,856	—	(13,856)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	4,946	1,473,000	1,476,419	—	(3,419)
Philippine Peso,
Expiring 12/18/19	Barclays Bank PLC	PHP	114,102	2,189,000	2,243,149	—	(54,149)
Expiring 12/18/19	Goldman Sachs International	PHP	72,744	1,400,000	1,430,091	—	(30,091)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	173,739	3,311,000	3,415,576	—	(104,576)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	120,095	2,287,000	2,360,973	—	(73,973)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	115,305	2,203,000	2,266,807	—	(63,807)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	71,174	1,364,000	1,399,216	—	(35,216)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	120,004	2,286,000	2,359,177	—	(73,177)

See Notes to Financial Statements.

PGIM Global Total Return Fund	107

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble,
Expiring 12/18/19	Bank of America, N.A.	RUB	78,218	$1,187,000	$1,211,194	$—	$(24,194)
Expiring 12/18/19	Barclays Bank PLC	RUB	112,483	1,704,000	1,741,780	—	(37,780)
Expiring 12/18/19	Barclays Bank PLC	RUB	53,378	819,000	826,556	—	(7,556)
Expiring 12/18/19	Citibank, N.A.	RUB	69,404	1,060,000	1,074,704	—	(14,704)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	43,297	666,000	670,443	—	(4,443)
Expiring 12/24/19	Barclays Bank PLC	RUB	48,233	739,309	746,203	—	(6,894)
Expiring 12/24/19	Goldman Sachs International	RUB	124,622	2,031,000	1,928,024	102,976	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	RUB	56,445	757,906	873,259	—	(115,353)
Expiring 03/31/20	Citibank, N.A.	RUB	305,303	4,444,000	4,669,786	—	(225,786)
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	RUB	315,168	4,163,386	4,820,685	—	(657,299)
Expiring 12/23/20	BNP Paribas S.A.	RUB	1,300,164	17,637,000	19,291,887	—	(1,654,887)
Expiring 12/23/20	BNP Paribas S.A.	RUB	511,647	7,179,000	7,591,842	—	(412,842)
Expiring 04/29/21	Deutsche Bank AG	RUB	310,353	4,577,000	4,540,551	36,449	—
Saudi Arabian Riyal,
Expiring 11/12/19	Goldman Sachs International	SAR	57,150	15,000,000	15,239,269	—	(239,269)
Singapore Dollar,
Expiring 12/18/19	Barclays Bank PLC	SGD	2,401	1,746,000	1,766,065	—	(20,065)
Expiring 12/18/19	Goldman Sachs International	SGD	15,039	10,806,239	11,059,821	—	(253,582)
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	2,517	1,835,000	1,850,970	—	(15,970)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	2,240	1,643,000	1,647,040	—	(4,040)
South African Rand,
Expiring 11/27/19	BNP Paribas S.A.	ZAR	22,693	1,477,602	1,496,317	—	(18,715)

See Notes to Financial Statements.

108

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	ZAR	64,777	$4,224,652	$4,258,763	$—	$(34,111)
Expiring 12/18/19	Barclays Bank PLC	ZAR	45,939	3,064,200	3,020,299	43,901	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	42,458	2,809,423	2,791,439	17,984	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	40,371	2,678,587	2,654,230	24,357	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	40,057	2,683,685	2,633,578	50,107	—
Expiring 12/18/19	Citibank, N.A.	ZAR	43,831	2,867,303	2,881,713	—	(14,410)
Expiring 12/18/19	Citibank, N.A.	ZAR	9,846	649,000	647,319	1,681	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	48,039	3,230,616	3,158,340	72,276	—
Expiring 12/30/19	Goldman Sachs International	ZAR	27,540	1,738,000	1,807,300	—	(69,300)
Expiring 12/30/19	JPMorgan Chase Bank, N.A.	ZAR	5,953	394,516	390,680	3,836	—
Expiring 03/31/20	Barclays Bank PLC	ZAR	18,478	1,229,000	1,198,255	30,745	—
Expiring 03/31/20	Goldman Sachs International	ZAR	18,263	1,154,000	1,184,290	—	(30,290)
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	ZAR	47,759	3,124,596	3,097,087	27,509	—
Expiring 07/29/20	BNP Paribas S.A.	ZAR	145,671	8,926,000	9,295,408	—	(369,408)
Expiring 09/30/20	Goldman Sachs International	ZAR	27,092	1,693,000	1,713,900	—	(20,900)
Expiring 09/30/20	Morgan Stanley & Co. International PLC	ZAR	139,816	9,509,000	8,844,969	664,031	—
Expiring 01/29/21	Deutsche Bank AG	ZAR	217,589	13,853,000	13,535,199	317,801	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	91,483	5,897,000	5,690,737	206,263	—
South Korean Won,
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	KRW	1,804,668	1,489,000	1,542,862	—	(53,862)
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	2,353,878	1,972,000	2,013,312	—	(41,312)

See Notes to Financial Statements.

PGIM Global Total Return Fund	109

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	1,878,520	$1,567,000	$1,606,730	$—	$(39,730)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	1,819,762	1,519,000	1,556,473	—	(37,473)
Expiring 12/18/19	The Toronto- Dominion Bank	KRW	1,218,144	1,012,000	1,041,900	—	(29,900)
Expiring 12/24/19	Goldman Sachs International	KRW	79,350	75,000	67,878	7,122	—
Expiring 02/28/20	HSBC Bank USA, N.A.	KRW	14,797,332	12,336,250	12,682,546	—	(346,296)
Expiring 05/29/20	Morgan Stanley & Co. International PLC	KRW	12,067,847	10,356,000	10,368,607	—	(12,607)
Expiring 10/30/20	Deutsche Bank AG	KRW	13,243,022	11,446,000	11,430,374	15,626	—
Swedish Krona,
Expiring 01/17/20	Barclays Bank PLC	SEK	15,770	1,613,000	1,640,785	—	(27,785)
Expiring 01/17/20	BNP Paribas S.A.	SEK	16,686	1,725,000	1,736,121	—	(11,121)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	SEK	88,113	9,045,432	9,167,931	—	(122,499)
Swiss Franc,
Expiring 01/17/20	Barclays Bank PLC	CHF	2,332	2,367,000	2,378,459	—	(11,459)
Expiring 01/17/20	Barclays Bank PLC	CHF	1,140	1,155,000	1,162,806	—	(7,806)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	2,078	2,118,000	2,119,448	—	(1,448)
Expiring 01/17/20	UBS AG	CHF	26,804	27,037,975	27,343,648	—	(305,673)
Expiring 10/30/20	Bank of America, N.A.	CHF	11,723	12,407,000	12,191,676	215,324	—
Expiring 10/30/20	Morgan Stanley & Co. International PLC	CHF	4,155	4,379,565	4,320,956	58,609	—
Thai Baht,
Expiring 12/18/19	Barclays Bank PLC	THB	70,490	2,289,000	2,335,716	—	(46,716)
Expiring 12/18/19	Citibank, N.A.	THB	55,457	1,802,000	1,837,582	—	(35,582)
Expiring 12/18/19	Goldman Sachs International	THB	79,035	2,569,000	2,618,877	—	(49,877)

See Notes to Financial Statements.

110

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	77,288	$2,556,000	$2,560,990	$—	$(4,990)
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	67,680	2,206,000	2,242,616	—	(36,616)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	78,715	2,603,000	2,608,254	—	(5,254)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	46,015	1,494,000	1,524,738	—	(30,738)
Turkish Lira,
Expiring 11/27/19	HSBC Bank USA, N.A.	TRY	6,870	1,150,000	1,192,839	—	(42,839)
Expiring 12/18/19	Barclays Bank PLC	TRY	6,845	1,149,000	1,182,043	—	(33,043)
Expiring 12/18/19	Barclays Bank PLC	TRY	5,847	965,000	1,009,631	—	(44,631)
Expiring 12/18/19	Barclays Bank PLC	TRY	5,505	914,000	950,622	—	(36,622)
Expiring 12/18/19	Barclays Bank PLC	TRY	4,472	750,000	772,177	—	(22,177)
Expiring 12/18/19	Barclays Bank PLC	TRY	2,775	461,000	479,169	—	(18,169)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	37,646	6,226,039	6,500,554	—	(274,515)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	12,773	2,106,006	2,205,590	—	(99,584)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	5,762	965,000	994,951	—	(29,951)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	6,893	1,139,000	1,190,294	—	(51,294)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	4,163	681,000	718,846	—	(37,846)
Expiring 12/24/19	BNP Paribas S.A.	TRY	13,966	3,000,000	2,407,888	592,112	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	TRY	19,075	3,367,238	3,288,827	78,411	—
Expiring 01/31/20	JPMorgan Chase Bank, N.A.	TRY	28,531	4,984,414	4,871,437	112,977	—
Expiring 04/30/20	Citibank, N.A.	TRY	42,024	5,553,900	7,015,389	—	(1,461,489)
Expiring 04/30/20	Citibank, N.A.	TRY	17,501	2,708,904	2,921,584	—	(212,680)

See Notes to Financial Statements.

PGIM Global Total Return Fund	111

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 04/30/20	Citibank, N.A.	TRY	6,043	$841,000	$1,008,745	$—	$(167,745)
Expiring 04/30/20	Goldman Sachs International	TRY	62,763	10,884,000	10,477,544	406,456	—
Expiring 04/30/20	JPMorgan Chase Bank, N.A.	TRY	11,919	1,844,000	1,989,767	—	(145,767)
Expiring 06/30/20	Barclays Bank PLC	TRY	55,902	7,876,880	9,189,840	—	(1,312,960)
Expiring 06/30/20	Citibank, N.A.	TRY	19,012	1,978,358	3,125,411	—	(1,147,053)
Expiring 06/30/20	Citibank, N.A.	TRY	9,131	948,000	1,501,080	—	(553,080)
Expiring 06/30/20	JPMorgan Chase Bank, N.A.	TRY	17,985	2,452,000	2,956,659	—	(504,659)
Expiring 06/30/20	Morgan Stanley & Co. International PLC	TRY	80,729	12,254,000	13,271,205	—	(1,017,205)
Expiring 10/30/20	Deutsche Bank AG	TRY	6,465	851,000	1,031,357	—	(180,357)
Expiring 10/30/20	Goldman Sachs International	TRY	7,043	1,015,000	1,123,490	—	(108,490)
Expiring 02/26/21	Citibank, N.A.	TRY	40,469	4,975,000	6,253,530	—	(1,278,530)
Expiring 02/26/21	Citibank, N.A.	TRY	21,754	2,583,626	3,361,576	—	(777,950)
Expiring 02/26/21	Goldman Sachs International	TRY	28,731	4,314,000	4,439,720	—	(125,720)
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	TRY	28,291	3,398,374	4,371,764	—	(973,390)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	97,117	13,447,000	15,007,079	—	(1,560,079)
Expiring 05/28/21	Goldman Sachs International	TRY	13,530	1,814,000	2,041,734	—	(227,734)

				$1,771,696,828	$1,799,417,906	12,648,632	(40,369,710)

						$57,034,666	$(51,444,765)

See Notes to Financial Statements.

112

Cross currency exchange contracts outstanding at October 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
11/27/19	Buy	EUR	2,122	ZAR	41,069	$—	$(337,231)	Citibank, N.A.
11/27/19	Buy	ZAR	16,840	EUR	974	22,231	—	Deutsche Bank AG
12/30/19	Buy	EUR	1,930	ZAR	33,514	—	(37,006)	Deutsche Bank AG
12/30/19	Buy	ZAR	19,940	EUR	1,203	—	(39,301)	Morgan Stanley & Co. International PLC
01/31/20	Buy	AUD	4,212	JPY	327,609	—	(142,281)	Deutsche Bank AG
01/31/20	Buy	EUR	2,420	TRY	14,760	196,135	—	Goldman Sachs International
01/31/20	Buy	TRY	37,121	EUR	5,105	608,255	—	Goldman Sachs International
02/28/20	Buy	AUD	6,000	JPY	472,950	—	(266,162)	BNP Paribas S.A.
02/28/20	Buy	JPY	1,415,148	AUD	18,781	224,051	—	Deutsche Bank AG
03/31/20	Buy	EUR	7,374	ZAR	124,584	227,430	—	Morgan Stanley & Co. International PLC
03/31/20	Buy	ZAR	142,211	EUR	7,654	600,273	—	Morgan Stanley & Co. International PLC
04/30/20	Buy	EUR	12,312	TRY	92,869	—	(1,609,836)	Goldman Sachs International
04/30/20	Buy	TRY	121,707	EUR	13,219	5,400,496	—	BNP Paribas S.A.
07/29/20	Buy	EUR	14,276	TRY	138,149	—	(6,352,124)	BNP Paribas S.A.
07/29/20	Buy	TRY	101,116	EUR	8,310	7,075,965	—	Morgan Stanley & Co. International PLC
08/31/20	Buy	EUR	4,792	ZAR	92,438	—	(425,711)	Morgan Stanley & Co. International PLC
08/31/20	Buy	ZAR	41,149	EUR	2,332	—	(36,435)	Goldman Sachs International
09/30/20	Buy	JPY	92,412	GBP	706	—	(49,345)	Bank of America, N.A.
10/30/20	Buy	EUR	19,400	GBP	17,029	—	(133,304)	Morgan Stanley & Co. International PLC
11/27/20	Buy	AUD	2,575	JPY	191,838	—	(30,098)	Morgan Stanley & Co. International PLC
11/30/20	Buy	JPY	382,815	AUD	4,906	221,881	—	Deutsche Bank AG
12/23/20	Buy	EUR	598	ZAR	10,827	6,907	—	Goldman Sachs International
12/23/20	Buy	EUR	1,738	ZAR	29,854	120,977	—	Morgan Stanley & Co. International PLC
12/30/20	Buy	AUD	787	JPY	59,639	—	(19,554)	Goldman Sachs International
12/30/20	Buy	JPY	167,838	AUD	2,277	11,845	—	Deutsche Bank AG
12/30/20	Buy	JPY	1,033,015	AUD	14,026	64,978	—	Deutsche Bank AG
05/28/21	Buy	AUD	6,194	JPY	451,976	—	(16,598)	Deutsche Bank AG
05/28/21	Buy	JPY	641,372	AUD	9,247	—	(294,516)	Morgan Stanley & Co. International PLC
07/30/21	Buy	AUD	12,549	JPY	866,195	417,290	—	Morgan Stanley & Co. International PLC
10/31/23	Buy	AUD	8,947	JPY	599,449	221,947	—	Deutsche Bank AG
10/31/23	Buy	JPY	277,535	AUD	3,979	11,362	—	Goldman Sachs International
10/31/23	Buy	JPY	671,731	AUD	9,835	—	(115,366)	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	113

Schedule of Investments (continued)

as of October 31, 2019

Cross currency exchange contracts outstanding at October 31, 2019 (continued):

Settlement	Type	Notional Amount (000)	In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
				$15,432,023	$(9,904,868)

Credit default swap agreements outstanding at October 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*:
Federation of Malaysia (D01)	12/20/22	1.000%(Q)	1,500	0.280%	$37,656	$(1,269)	$38,925	Citibank, N.A.
People’s Republic of China (D01)	12/20/22	1.000%(Q)	5,000	0.223%	132,736	(4,230)	136,966	Citibank, N.A.
Republic of Argentina (D01)	12/20/22	1.000%(Q)	1,500	117.935%	(943,244)	(1,269)	(941,975)	Citibank, N.A.
Republic of Brazil (D01)	12/20/22	1.000%(Q)	7,500	0.731%	70,459	(6,345)	76,804	Citibank, N.A.
Republic of Chile (D01)	12/20/22	1.000%(Q)	1,500	0.245%	36,721	(1,269)	37,990	Citibank, N.A.
Republic of Colombia (D01)	12/20/22	1.000%(Q)	2,000	0.444%	36,555	(1,692)	38,247	Citibank, N.A.
Republic of Indonesia (D01)	12/20/22	1.000%(Q)	2,000	0.517%	38,382	(1,692)	40,074	Citibank, N.A.
Republic of Panama (D01)	12/20/22	1.000%(Q)	1,500	0.245%	36,731	(1,269)	38,000	Citibank, N.A.
Republic of Peru (D01)	12/20/22	1.000%(Q)	1,500	0.251%	36,437	(1,269)	37,706	Citibank, N.A.
Republic of Philippines (D01)	12/20/22	1.000%(Q)	1,500	0.267%	38,148	(1,269)	39,417	Citibank, N.A.
Republic of South Africa (D01)	12/20/22	1.000%(Q)	4,500	1.340%	(41,113)	(3,807)	(37,306)	Citibank, N.A.
Republic of Turkey (D01)	12/20/22	1.000%(Q)	7,500	2.780%	(385,724)	(6,345)	(379,379)	Citibank, N.A.

See Notes to Financial Statements.

114

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Russian Federation (D01)	12/20/22	1.000%(Q)	4,500	0.434%	$83,609	$(3,807)	$87,416	Citibank, N.A.
United Mexican States (D01)	12/20/22	1.000%(Q)	6,500	0.525%	102,444	(5,499)	107,943	Citibank, N.A.
Federation of Malaysia (D02)	06/20/23	1.000%(Q)	2,250	0.354%	60,043	(1,002)	61,045	Barclays Bank PLC
People’s Republic of China (D02)	06/20/23	1.000%(Q)	8,250	0.300%	233,002	(3,673)	236,675	Barclays Bank PLC
Republic of Argentina (D02)	06/20/23	1.000%(Q)	2,250	113.240%	(1,423,629)	(1,002)	(1,422,627)	Barclays Bank PLC
Republic of Brazil (D02)	06/20/23	1.000%(Q)	11,250	0.855%	70,671	(5,009)	75,680	Barclays Bank PLC
Republic of Chile (D02)	06/20/23	1.000%(Q)	2,250	0.287%	59,721	(1,002)	60,723	Barclays Bank PLC
Republic of Colombia (D02)	06/20/23	1.000%(Q)	3,000	0.530%	53,441	(1,336)	54,777	Barclays Bank PLC
Republic of Indonesia (D02)	06/20/23	1.000%(Q)	3,000	0.636%	55,701	(1,336)	57,037	Barclays Bank PLC
Republic of Lebanon (D02)	06/20/23	1.000%(Q)	2,250	22.800%	(990,585)	(1,002)	(989,583)	Barclays Bank PLC
Republic of Panama (D02)	06/20/23	1.000%(Q)	2,250	0.308%	58,035	(1,002)	59,037	Barclays Bank PLC
Republic of Peru (D02)	06/20/23	1.000%(Q)	2,250	0.320%	57,133	(1,002)	58,135	Barclays Bank PLC
Republic of Philippines (D02)	06/20/23	1.000%(Q)	2,250	0.329%	61,620	(1,002)	62,622	Barclays Bank PLC
Republic of South Africa (D02)	06/20/23	1.000%(Q)	6,750	1.474%	(108,161)	(3,005)	(105,156)	Barclays Bank PLC
Republic of Turkey (D02)	06/20/23	1.000%(Q)	10,500	2.961%	(682,413)	(4,675)	(677,738)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	115

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Russian Federation (D02)	06/20/23	1.000%(Q)	6,750	0.513%	$123,383	$(3,005)	$126,388	Barclays Bank PLC
United Mexican States (D02)	06/20/23	1.000%(Q)	9,750	0.624%	141,231	(4,341)	145,572	Barclays Bank PLC
Federation of Malaysia (D03)	12/20/23	1.000%(Q)	1,500	0.409%	42,384	(3,400)	45,784	Citibank, N.A.
People’s Republic of China (D03)	12/20/23	1.000%(Q)	5,000	0.359%	149,629	(11,333)	160,962	Citibank, N.A.
Republic of Argentina (D03)	12/20/23	1.000%(Q)	1,500	109.387%	(954,319)	(3,400)	(950,919)	Citibank, N.A.
Republic of Brazil (D03)	12/20/23	1.000%(Q)	7,500	0.949%	24,070	(16,999)	41,069	Citibank, N.A.
Republic of Chile (D03)	12/20/23	1.000%(Q)	1,500	0.320%	42,889	(3,400)	46,289	Citibank, N.A.
Republic of Colombia (D03)	12/20/23	1.000%(Q)	2,000	0.596%	34,707	(4,533)	39,240	Citibank, N.A.
Republic of Indonesia (D03)	12/20/23	1.000%(Q)	2,000	0.726%	35,900	(4,533)	40,433	Citibank, N.A.
Republic of Lebanon (D03)	12/20/23	1.000%(Q)	1,500	21.270%	(667,577)	(3,400)	(664,177)	Citibank, N.A.
Republic of Panama (D03)	12/20/23	1.000%(Q)	1,500	0.357%	40,637	(3,400)	44,037	Citibank, N.A.
Republic of Peru (D03)	12/20/23	1.000%(Q)	1,500	0.372%	39,729	(3,400)	43,129	Citibank, N.A.
Republic of Philippines (D03)	12/20/23	1.000%(Q)	1,500	0.376%	43,992	(3,400)	47,392	Citibank, N.A.
Republic of South Africa (D03)	12/20/23	1.000%(Q)	4,500	1.590%	(102,531)	(10,200)	(92,331)	Citibank, N.A.
Republic of Turkey (D03)	12/20/23	1.000%(Q)	7,500	3.098%	(586,121)	(16,999)	(569,122)	Citibank, N.A.

See Notes to Financial Statements.

116

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Russian Federation (D03)	12/20/23	1.000%(Q)	4,500	0.576%	$80,913	$(10,200)	$91,113	Citibank, N.A.
United Mexican States (D03)	12/20/23	1.000%(Q)	6,500	0.699%	85,948	(14,733)	100,681	Citibank, N.A.
Federation of Malaysia (D04)	06/20/24	1.000%(Q)	2,000	0.487%	57,189	(2,105)	59,294	Citibank, N.A.
Kingdom of Saudi Arabia (D04)	06/20/24	1.000%(Q)	1,500	0.634%	26,314	(1,579)	27,893	Citibank, N.A.
People’s Republic of China (D04)	06/20/24	1.000%(Q)	4,500	0.443%	135,937	(4,737)	140,674	Citibank, N.A.
Republic of Argentina (D04)	06/20/24	1.000%(Q)	3,000	106.194%	(1,917,818)	(3,158)	(1,914,660)	Citibank, N.A.
Republic of Brazil (D04)	06/20/24	1.000%(Q)	6,500	1.095%	(19,891)	(6,842)	(13,049)	Citibank, N.A.
Republic of Chile (D04)	06/20/24	1.000%(Q)	1,500	0.384%	43,285	(1,579)	44,864	Citibank, N.A.
Republic of Colombia (D04)	06/20/24	1.000%(Q)	2,000	0.720%	27,384	(2,105)	29,489	Citibank, N.A.
Republic of Indonesia (D04)	06/20/24	1.000%(Q)	3,500	0.855%	53,433	(3,684)	57,117	Citibank, N.A.
Republic of Peru (D04)	06/20/24	1.000%(Q)	1,500	0.459%	38,194	(1,579)	39,773	Citibank, N.A.
Republic of Philippines (D04)	06/20/24	1.000%(Q)	1,500	0.449%	44,934	(1,579)	46,513	Citibank, N.A.
Republic of South Africa (D04)	06/20/24	1.000%(Q)	4,000	1.738%	(127,870)	(3,781)	(124,089)	Citibank, N.A.
Republic of Turkey (D04)	06/20/24	1.000%(Q)	6,500	3.233%	(598,181)	(6,842)	(591,339)	Citibank, N.A.
Russian Federation (D04)	06/20/24	1.000%(Q)	4,000	0.676%	61,476	(4,211)	65,687	Citibank, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	117

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
State of Qatar (D04)	06/20/24	1.000%(Q)	1,500	0.408%	$41,700	$(1,579)	$43,279	Citibank, N.A.
United Mexican States (D04)	06/20/24	1.000%(Q)	6,500	0.825%	58,179	(6,842)	65,021	Citibank, N.A.
Emirate of Abu Dhabi (D05)	12/20/24	1.000%(Q)	600	0.462%	16,698	(447)	17,145	Morgan Stanley & Co. International PLC
Federation of Malaysia (D05)	12/20/24	1.000%(Q)	1,200	0.549%	34,713	(895)	35,608	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D05)	12/20/24	1.000%(Q)	600	0.705%	9,428	(447)	9,875	Morgan Stanley & Co. International PLC
People’s Republic of China (D05)	12/20/24	1.000%(Q)	2,700	0.510%	82,312	(2,013)	84,325	Morgan Stanley & Co. International PLC
Republic of Argentina (D05)	12/20/24	1.000%(Q)	1,500	103.524%	(963,004)	(1,118)	(961,886)	Morgan Stanley & Co. International PLC
Republic of Brazil (D05)	12/20/24	1.000%(Q)	3,600	1.213%	(33,061)	(2,684)	(30,377)	Morgan Stanley & Co. International PLC
Republic of Chile (D05)	12/20/24	1.000%(Q)	600	0.436%	17,470	(447)	17,917	Morgan Stanley & Co. International PLC
Republic of Colombia (D05)	12/20/24	1.000%(Q)	1,500	0.818%	15,152	(1,118)	16,270	Morgan Stanley & Co. International PLC
Republic of Indonesia (D05)	12/20/24	1.000%(Q)	2,400	0.957%	30,332	(1,790)	32,122	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

118

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Republic of Lebanon (D05)	12/20/24	1.000%(Q)	600	18.956%	$(272,670)	$(447)	$(272,223)	Morgan Stanley & Co. International PLC
Republic of Panama (D05)	12/20/24	1.000%(Q)	600	0.502%	15,495	(447)	15,942	Morgan Stanley & Co. International PLC
Republic of Peru (D05)	12/20/24	1.000%(Q)	600	0.530%	14,673	(447)	15,120	Morgan Stanley & Co. International PLC
Republic of Philippines (D05)	12/20/24	1.000%(Q)	600	0.508%	18,345	(447)	18,792	Morgan Stanley & Co. International PLC
Republic of South Africa (D05)	12/20/24	1.000%(Q)	2,700	1.857%	(110,416)	(2,013)	(108,403)	Morgan Stanley & Co. International PLC
Republic of Turkey (D05)	12/20/24	1.000%(Q)	3,600	3.341%	(379,400)	(2,684)	(376,716)	Morgan Stanley & Co. International PLC
Russian Federation (D05)	12/20/24	1.000%(Q)	2,400	0.756%	30,727	(1,790)	32,517	Morgan Stanley & Co. International PLC
State of Qatar (D05)	12/20/24	1.000%(Q)	600	0.467%	16,562	(447)	17,009	Morgan Stanley & Co. International PLC
United Mexican States (D05)	12/20/24	1.000%(Q)	3,600	0.927%	17,153	(2,684)	19,837	Morgan Stanley & Co. International PLC

					$(8,155,986)	$(262,322)	$(7,893,664)

See Notes to Financial Statements.

PGIM Global Total Return Fund	119

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)*:
CDX.EM.28.V2 (D01)	12/20/22	1.000%(Q)	48,500	$687,923	$(26,215)	$714,138	Citibank, N.A.
CDX.EM.29.V1 (D02)	06/20/23	1.000%(Q)	75,000	1,971,863	(41,196)	2,013,059	Barclays Bank PLC
CDX.EM.30.V1 (D03)	12/20/23	1.000%(Q)	50,000	1,560,138	44,568	1,515,570	Citibank, N.A.
CDX.EM.31.V1 (D04)	06/20/24	1.000%(Q)	50,000	1,958,410	(51,991)	2,010,401	Citibank, N.A.
CDX.EM.32.V1 (D05)	12/20/24	1.000%(Q)	30,000	1,357,066	(34,226)	1,391,292	Morgan Stanley & Co. International PLC

				$7,535,400	$(109,060)	$7,644,460

*

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D05).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
American Money Management Corp.	11/26/19	1.000%(M)		490	*	$367	$—	$367	Goldman Sachs International
Anchorage CLO Ltd.	11/26/19	0.500%(M)	EUR	1,149	*	534	—	534	Goldman Sachs International
Anchorage CLO Ltd.	11/26/19	1.000%(M)	EUR	1,094	*	1,016	—	1,016	Goldman Sachs International
AXA CLO Ltd.	11/26/19	0.500%(M)	EUR	573	*	266	—	266	Goldman Sachs International
Bardin Hill Loan Advisors European Funding	11/26/19	1.000%(M)	EUR	675	*	627	—	627	Goldman Sachs International
Barings CLO	11/26/19	1.000%(M)		79	*	59	—	59	Goldman Sachs International
Bear Stearns Asset Backed Securities	11/27/19	1.250%(M)		2,083	*	2,022	—	2,022	Goldman Sachs International

See Notes to Financial Statements.

120

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Bear Stearns Asset Backed Securities	11/27/19	1.250%(M)		1,165	*	$1,131	$—	$1,131	Goldman Sachs International
BlueMountain CLO	11/26/19	1.000%(M)		232	*	174	—	174	Goldman Sachs International
Cairn CLO BV	11/26/19	1.000%(M)	EUR	562	*	522	—	522	Goldman Sachs International
Canyon CLO	11/26/19	0.500%(M)		164	*	61	—	61	Goldman Sachs International
CIFC CLO	11/26/19	1.000%(M)		175	*	131	—	131	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		939	*	945	—	945	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		596	6.940%	599	—	599	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		547	*	551	—	551	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		319	4.670%	321	—	321	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		1,095	*	1,101	—	1,101	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		865	19.740%	870	—	870	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		802	*	807	—	807	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		620	*	624	—	624	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	121

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
COMM Mortgage Trust	11/26/19	1.250%(M)		576	6.940%	$579	$—	$579	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		390	7.460%	392	—	392	Goldman Sachs International
Commerzbank AG CLO	11/26/19	1.000%(M)	EUR	558	*	519	—	519	Goldman Sachs International
Connecticut Avenue Securities	11/27/19	1.250%(M)		4,446	*	4,318	—	4,318	Goldman Sachs International
Connecticut Avenue Securities	11/27/19	1.250%(M)		2,941	*	2,856	—	2,856	Goldman Sachs International
CSAM CLO	11/26/19	1.000%(M)		152	*	114	—	114	Goldman Sachs International
DFG CLO	11/26/19	1.000%(M)		135	*	101	—	101	Goldman Sachs International
Ellington CLO	11/26/19	1.000%(M)		2,744	*	2,056	—	2,056	Goldman Sachs International
Equity One Home Equity	11/27/19	1.250%(M)		769	*	747	—	747	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)		2,715	*	2,637	—	2,637	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)		1,573	*	1,527	—	1,527	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)		1,103	*	1,071	—	1,071	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)		669	*	650	—	650	Goldman Sachs International

See Notes to Financial Statements.

122

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Freddie Mac Structured Agency Credit Risk	11/27/19	1.250%(M)	1,191	*	$1,157	$—	$1,157	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	497	*	483	—	483	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	466	*	453	—	453	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	519	7.460%	522	—	522	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	501	*	504	—	504	Goldman Sachs International
GSO CLO	11/26/19	1.000%(M)	240	*	180	—	180	Goldman Sachs International
GSR Mortgage Loan Trust	11/27/19	1.250%(M)	864	*	839	—	839	Goldman Sachs International
ICG CLO Ltd.	11/26/19	0.500%(M)	407	*	11	—	11	Goldman Sachs International
Invesco CLO	11/26/19	0.500%(M)	179	*	67	—	67	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)	1,388	8.827%	1,396	—	1,396	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)	879	*	884	—	884	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)	511	*	514	—	514	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)	190	*	191	—	191	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	123

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
LCM CLO	11/26/19	1.000%(M)		153	*	$115	$—	$115	Goldman Sachs International
Lehman Home Equity	11/27/19	1.250%(M)		409	*	398	—	398	Goldman Sachs International
MJX CLO	11/26/19	0.500%(M)		190	*	71	—	71	Goldman Sachs International
Morgan Stanley Home Equity	11/27/19	1.250%(M)		470	*	456	—	456	Goldman Sachs International
Oak Hill CLO	11/26/19	1.000%(M)	EUR	641	*	595	—	595	Goldman Sachs International
Och-Ziff CLO	11/26/19	0.500%(M)		504	*	189	—	189	Goldman Sachs International
Octagon CLO	11/26/19	1.000%(M)		39	*	29	—	29	Goldman Sachs International
Octagon Investment Partners XV Ltd.	11/26/19	1.000%(M)		331	*	248	—	248	Goldman Sachs International
Palmer Square CLO Ltd.	11/26/19	0.500%(M)		228	*	86	—	86	Goldman Sachs International
PineBridge Investments CLO	11/26/19	0.500%(M)		138	*	52	—	52	Goldman Sachs International
Shenkman Capital Manangement, Inc.	11/26/19	1.000%(M)		85	*	64	—	64	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)		1,153	*	432	—	432	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)		553	*	207	—	207	Goldman Sachs International

See Notes to Financial Statements.

124

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Sound Point CLO Ltd.	11/26/19	1.000%(M)	540	*	$404	$—	$404	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	87	*	65	—	65	Goldman Sachs International
Steele Creek	11/26/19	1.000%(M)	412	*	308	—	308	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	2,889	*	2,805	—	2,805	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	1,437	*	1,396	—	1,396	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	1,331	*	1,293	—	1,293	Goldman Sachs International
THL CLO	11/26/19	0.500%(M)	232	*	87	—	87	Goldman Sachs International
Voya CLO Ltd.	11/26/19	1.000%(M)	398	*	298	—	298	Goldman Sachs International
Wellfleet CLO	11/26/19	0.500%(M)	344	*	129	—	129	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	1,687	*	1,697	—	1,697	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	315	*	317	—	317	Goldman Sachs International

					$49,237	$—	$49,237

See Notes to Financial Statements.

PGIM Global Total Return Fund	125

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	2,000	$(15,544)	$97,114	$(112,658)	Barclays Bank PLC
Central Bank of Tunisia	12/20/22	1.000%(Q)		700	46,452	45,196	1,256	Barclays Bank PLC
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR	2,640	273,423	492,035	(218,612)	Deutsche Bank AG
Hellenic Republic	06/20/23	1.000%(Q)		1,400	(2,177)	101,181	(103,358)	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)		3,200	(98,547)	(59,198)	(39,349)	Bank of America, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)		5,450	(28,641)	17,462	(46,103)	Citibank, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)		2,690	(14,136)	8,482	(22,618)	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)		9,585	5,826,437	5,792,192	34,245	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)		14,270	(220,767)	148,293	(369,060)	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	EUR	12,700	(183,535)	94,868	(278,403)	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	EUR	10,455	(151,091)	107,839	(258,930)	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)		3,700	(57,242)	43,187	(100,429)	Citibank, N.A.
Republic of Italy	06/20/28	1.000%(Q)	EUR	5,145	73,654	274,606	(200,952)	Barclays Bank PLC

					$5,448,286	$7,163,257	$(1,714,971)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	06/20/20	1.000%(Q)		1,000	1.515%	$(2,115)	$(12,105)	$9,990	Deutsche Bank AG
AT&T, Inc.	06/20/20	1.000%(Q)		1,000	0.146%	6,643	5,494	1,149	BNP Paribas S.A.
Deutsche Bank AG	12/20/19	1.000%(Q)	EUR	1,000	0.216%	2,518	1,354	1,164	Bank of America, N.A.
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)		3,000	3.416%	(267,530)	(479,838)	212,308	Deutsche Bank AG
Federation of Malaysia	12/20/19	1.000%(Q)		2,000	0.063%	4,924	2,743	2,181	Barclays Bank PLC
Federation of Malaysia	12/20/19	1.000%(Q)		2,000	0.063%	4,924	2,663	2,261	HSBC Bank USA, N.A.
Generalitat de Cataluna	12/20/22	1.000%(Q)		2,960	2.782%	(148,631)	(363,324)	214,693	Citibank, N.A.

See Notes to Financial Statements.

126

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Government of Jamaica	12/20/19	1.000%(Q)	1,000	2.778%	$(1,286)	$(733)	$(553)	Credit Suisse International
Hellenic Republic	06/20/22	1.000%(Q)	410	0.916%	1,367	(56,359)	57,726	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	200	0.916%	667	(28,271)	28,938	Goldman Sachs International
Hellenic Republic	12/20/22	1.000%(Q)	500	1.016%	333	(40,810)	41,143	Citibank, N.A.
Hellenic Republic	06/20/23	1.000%(Q)	1,400	1.188%	(7,545)	(126,224)	118,679	Bank of America, N.A.
Hellenic Republic	06/20/23	1.000%(Q)	300	1.188%	(1,617)	(24,756)	23,139	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	1,000	1.456%	(18,673)	(188,814)	170,141	Barclays Bank PLC
Kingdom of Belgium	03/20/20	1.000%(Q)	3,000	0.021%	14,925	(5,259)	20,184	JPMorgan Chase Bank, N.A.
Kingdom of Belgium	12/20/24	1.000%(Q)	3,500	0.177%	147,499	18,479	129,020	HSBC Bank USA, N.A.
Kingdom of Belgium	06/20/26	1.000%(Q)	4,000	0.245%	196,189	92,816	103,373	Barclays Bank PLC
Kingdom of Denmark	06/20/26	0.250%(Q)	1,000	0.146%	6,914	(15,095)	22,009	Goldman Sachs International
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	1,900	0.255%	32,201	(29,440)	61,641	Barclays Bank PLC
Kingdom of Saudi Arabia	06/20/22	1.000%(Q)	3,000	0.335%	55,377	39,635	15,742	HSBC Bank USA, N.A.
Kingdom of Spain	09/20/20	1.000%(Q)	2,500	0.066%	23,753	521	23,232	Barclays Bank PLC
Kingdom of Spain	06/20/21	1.000%(Q)	700	0.085%	11,271	(5,415)	16,686	Deutsche Bank AG
Kingdom of Spain	09/20/21	1.000%(Q)	1,500	0.092%	27,332	13,471	13,861	HSBC Bank USA, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	42,665	0.256%	1,179,576	382,983	796,593	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	3,200	0.256%	88,472	40,894	47,578	Bank of America, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	127

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Kingdom of Spain	06/20/24	1.000%(Q)	700	0.216%	$25,564	$(22,175)	$47,739	Deutsche Bank AG
Kingdom of Sweden	06/20/26	0.250%(Q)	1,000	0.152%	6,516	(14,270)	20,786	Goldman Sachs International
Kingdom of Thailand	12/20/21	1.000%(Q)	2,100	0.104%	42,383	2,290	40,093	Barclays Bank PLC
Oriental Republic of Uruguay	06/20/20	1.000%(Q)	4,250	0.449%	19,956	(13,356)	33,312	Citibank, N.A.
Oriental Republic of Uruguay	06/20/21	1.000%(Q)	800	0.624%	5,811	(5,680)	11,491	Citibank, N.A.
People’s Republic of China	12/20/19	1.000%(Q)	2,000	0.045%	4,974	3,390	1,584	Citibank, N.A.
People’s Republic of China	12/20/19	1.000%(Q)	1,000	0.045%	2,487	1,695	792	HSBC Bank USA, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	4,000	0.085%	64,404	(32,334)	96,738	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%(Q)	1,600	0.103%	32,347	(3,979)	36,326	Citibank, N.A.
People’s Republic of China	12/20/21	1.000%(Q)	1,500	0.103%	30,325	(3,216)	33,541	Barclays Bank PLC
People’s Republic of China	03/20/22	1.000%(Q)	2,000	0.127%	43,579	(17,144)	60,723	Goldman Sachs International
People’s Republic of China	03/20/22	1.000%(Q)	1,000	0.127%	21,789	(13,417)	35,206	Deutsche Bank AG
Petroleos Mexicanos	09/20/21	1.000%(Q)	2,500	1.107%	(2,051)	(51,626)	49,575	Goldman Sachs International
Republic of Argentina	06/20/29	5.000%(Q)	9,585	80.552%	(5,875,851)	(5,917,063)	41,212	Citibank, N.A.
Republic of Chile	12/20/21	1.000%(Q)	2,500	0.180%	46,423	2,195	44,228	Deutsche Bank AG

See Notes to Financial Statements.

128

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Colombia	12/20/21	1.000%(Q)	2,000	0.345%	$30,063	$(31,197)	$61,260	HSBC Bank USA, N.A.
Republic of Colombia	06/20/23	1.000%(Q)	5,000	0.530%	89,068	2,992	86,076	Deutsche Bank AG
Republic of Colombia	12/20/26	1.000%(Q)	1,000	1.155%	(9,108)	(83,323)	74,215	Citibank, N.A.
Republic of France	12/20/19	0.250%(Q)	7,000	0.026%	4,212	(17,878)	22,090	HSBC Bank USA, N.A.
Republic of France	12/20/19	0.250%(Q)	2,500	0.026%	1,505	(2,520)	4,025	Goldman Sachs International
Republic of France	03/20/20	0.250%(Q)	3,000	0.015%	3,615	(68,432)	72,047	JPMorgan Chase Bank, N.A.
Republic of Hungary	06/20/22	1.000%(Q)	3,550	0.361%	63,124	(17,749)	80,873	Citibank, N.A.
Republic of Indonesia	06/20/23	1.000%(Q)	13,885	0.509%	257,803	(72,752)	330,555	Citibank, N.A.
Republic of Ireland	06/20/21	1.000%(Q)	700	0.063%	11,515	2,182	9,333	Deutsche Bank AG
Republic of Ireland	06/20/23	1.000%(Q)	4,080	0.184%	123,419	40,656	82,763	Goldman Sachs International
Republic of Ireland	06/20/24	1.000%(Q)	4,000	0.244%	140,975	75,193	65,782	JPMorgan Chase Bank, N.A.
Republic of Ireland	06/20/24	1.000%(Q)	700	0.191%	26,369	(7,777)	34,146	Deutsche Bank AG
Republic of Ireland	12/20/26	1.000%(Q)	3,100	0.348%	140,126	(2,411)	142,537	JPMorgan Chase Bank, N.A.
Republic of Ireland	12/20/26	1.000%(Q)	2,000	0.348%	90,404	4,657	85,747	Goldman Sachs International
Republic of Ireland	06/20/27	1.000%(Q)	2,800	0.369%	130,291	65,087	65,204	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/20	1.000%(Q)	6,000	0.238%	36,310	(7,020)	43,330	HSBC Bank USA, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	129

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Italy	09/20/20	1.000%(Q)	1,500	0.292%	$11,207	$(7,531)	$18,738	Barclays Bank PLC
Republic of Italy	03/20/22	1.000%(Q)	3,000	0.638%	28,947	(84,597)	113,544	Goldman Sachs International
Republic of Italy	03/20/22	1.000%(Q)	3,000	0.638%	28,947	(84,532)	113,479	JPMorgan Chase Bank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	18,300	0.888%	93,405	(872,521)	965,926	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	15,000	0.888%	76,561	(284,100)	360,661	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	14,270	0.888%	72,835	(627,136)	699,971	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	13,405	0.888%	68,420	(458,966)	527,386	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	4,000	0.888%	20,416	—	20,416	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	3,700	0.888%	18,885	(167,716)	186,601	Citibank, N.A.
Republic of Italy	06/20/24	1.000%(Q)	6,000	1.066%	(10,438)	(289,165)	278,727	Bank of America, N.A.
Republic of Italy	06/20/24	1.000%(Q)	900	0.743%	11,342	(44,408)	55,750	Deutsche Bank AG
Republic of Italy	06/20/26	1.000%(Q)	5,000	1.360%	(103,063)	(336,891)	233,828	BNP Paribas S.A.
Republic of Italy	06/20/26	1.000%(Q)	4,200	1.360%	(86,573)	(217,980)	131,407	Bank of America, N.A.
Republic of Italy	12/20/26	1.000%(Q)	400	1.411%	(10,126)	(33,711)	23,585	HSBC Bank USA, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	7,695	0.411%	170,009	—	170,009	Citibank, N.A.
Republic of Korea	12/20/19	1.000%(Q)	2,630	0.118%	6,275	3,163	3,112	Citibank, N.A.
Republic of Panama	12/20/20	1.000%(Q)	5,500	0.105%	62,499	(129,670)	192,169	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

130

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Panama	06/20/22	1.000%(Q)	5,000	0.210%	$108,693	$34,497	$74,196	Citibank, N.A.
Republic of Peru	03/20/22	1.000%(Q)	3,000	0.196%	60,443	(82,578)	143,021	Barclays Bank PLC
Republic of Portugal	06/20/21	1.000%(Q)	700	0.101%	11,086	(31,561)	42,647	Deutsche Bank AG
Republic of Portugal	12/20/23	1.000%(Q)	4,130	0.287%	123,507	(1,644)	125,151	Morgan Stanley & Co. International PLC
Republic of Portugal	06/20/24	1.000%(Q)	400	0.248%	14,006	(34,741)	48,747	Deutsche Bank AG
Republic of Serbia	06/20/21	1.000%(Q)	2,000	0.208%	28,137	21,050	7,087	BNP Paribas S.A.
Republic of Slovenia	06/20/24	1.000%(Q)	900	0.704%	12,934	(60,889)	73,823	HSBC Bank USA, N.A.
Republic of South Africa	06/20/23	1.000%(Q)	5,000	1.494%	(80,119)	(103,805)	23,686	Deutsche Bank AG
Republic of South Africa	12/20/23	1.000%(Q)	3,000	1.611%	(68,354)	(141,962)	73,608	Bank of America, N.A.
Republic of Turkey	12/20/19	1.000%(Q)	1,000	0.576%	1,753	(273)	2,026	Credit Suisse International
Republic of Turkey	03/20/20	1.000%(Q)	2,000	0.667%	4,917	(27,675)	32,592	JPMorgan Chase Bank, N.A.
Republic of Turkey	06/20/23	1.000%(Q)	5,510	2.961%	(358,104)	(637,641)	279,537	BNP Paribas S.A.
Republic of Turkey	06/20/23	1.000%(Q)	2,760	2.961%	(179,377)	(310,297)	130,920	BNP Paribas S.A.
Republic of Ukraine	06/20/20	5.000%(Q)	1,800	3.105%	32,101	21,948	10,153	Citibank, N.A.
Republic of Uruguay	06/20/21	1.000%(Q)	400	0.624%	2,905	(3,982)	6,887	Citibank, N.A.
Republic of Uruguay	12/20/21	1.000%(Q)	1,500	0.698%	11,285	(16,347)	27,632	Citibank, N.A.
Russian Federation	12/20/21	1.000%(Q)	8,525	0.295%	137,260	(373,662)	510,922	Barclays Bank PLC
Russian Federation	12/20/21	1.000%(Q)	3,000	0.295%	48,303	(135,832)	184,135	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	131

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Russian Federation	12/20/22	1.000%(Q)	7,350	0.434%	$136,563	$(14,508)	$151,071	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)	7,000	0.518%	127,953	(97,648)	225,601	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	4,000	0.518%	73,116	(66,826)	139,942	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	1,640	0.518%	29,978	(27,032)	57,010	BNP Paribas S.A.
Russian Federation	12/20/26	1.000%(Q)	1,200	1.084%	(5,301)	(120,263)	114,962	Barclays Bank PLC
State of Illinois	12/20/22	1.000%(Q)	2,725	1.122%	(6,804)	(91,064)	84,260	Citibank, N.A.
State of Illinois	12/20/24	1.000%(Q)	2,800	1.582%	(72,622)	(172,976)	100,354	Goldman Sachs International
State of Illinois	06/20/28	1.000%(Q)	1,000	2.224%	(83,802)	(107,363)	23,561	Citibank, N.A.
T-Mobile, Inc.	12/20/19	5.000%(Q)	4,830	0.144%	60,596	31,791	28,805	Credit Suisse International

					$(2,403,564)	$(13,167,416)	$10,763,852

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.25.V8	12/20/20	5.000%(Q)	27,900	*	$767,250	$885,398	$118,148
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	36,300	3.391%	2,440,167	2,799,798	359,631

					$3,207,417	$3,685,196	$477,779

See Notes to Financial Statements.

132

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.27.V2	06/20/22	1.000%(Q)	10,670	1.535%	$(132,581)	$(366,227)	$233,646	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	5,000	*	103,679	(27,896)	131,575	JPMorgan Securities LLC

					$(28,902)	$(394,123)	$365,221

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit

See Notes to Financial Statements.

PGIM Global Total Return Fund	133

Schedule of Investments (continued)

as of October 31, 2019

indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2019:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
IDR 50,000,000	8.220%(S)	3,454	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$538,228	$—	$538,228

Inflation swap agreements outstanding at October 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR 14,000	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(404,653)	$(404,653)
EUR 14,000	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	386,579	386,579

				$—	$(18,074)	$(18,074)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD 2,240	10/27/21	2.173%(S)	6 Month BBSW(2)(S)	$(230)	$37,822	$38,052
AUD 4,000	09/21/22	3.830%(S)	6 Month BBSW(2)(S)	(72,198)	236,212	308,410
AUD 7,580	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	—	210,431	210,431
AUD 1,000	05/02/26	2.650%(S)	6 Month BBSW(2)(S)	120	71,140	71,020
AUD 2,700	06/06/27	2.661%(S)	6 Month BBSW(2)(S)	—	213,806	213,806
AUD 6,450	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	527,707	621,605	93,898

See Notes to Financial Statements.

134

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
AUD	5,835	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	$—	$833,688	$833,688
AUD	1,600	07/28/32	3.137%(S)	6 Month BBSW(2)(S)	—	229,851	229,851
AUD	2,000	12/19/32	4.423%(S)	6 Month BBSW(2)(S)	(5,183)	514,904	520,087
AUD	10,000	07/10/33	2.987%(S)	6 Month BBSW(2)(S)	156,993	1,365,448	1,208,455
BRL	27,355	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	244,794	244,794
BRL	26,379	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	1,856,414	1,856,414
BRL	25,280	01/02/25	9.560%(T)	1 Day BROIS(2)(T)	—	1,841,549	1,841,549
BRL	31,910	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	2,737,289	2,737,289
BRL	7,002	01/02/25	9.985%(T)	1 Day BROIS(2)(T)	—	653,614	653,614
BRL	30,470	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	3,112,837	3,112,837
BRL	6,247	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	754,729	754,729
BRL	31,992	01/04/27	6.910%(T)	1 Day BROIS(2)(T)	—	468,145	468,145
BRL	31,229	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	455,586	455,586
CAD	28,155	01/09/20	1.716%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(66,076)	(28,114)	37,962
CAD	3,550	03/07/21	0.983%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	124	(35,032)	(35,156)
CAD	23,700	08/17/22	2.370%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(249,113)	299,638	548,751
CAD	1,500	04/22/26	1.670%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	127	(6,837)	(6,964)

See Notes to Financial Statements.

PGIM Global Total Return Fund	135

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	3,070	06/25/30	2.651%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	$83,226	$186,322	$103,096
CAD	4,325	03/26/33	2.718%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(92)	310,091	310,183
CAD	1,500	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(41)	41,417	41,458
CAD	4,345	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(37,095)	371,960	409,055
CAD	2,500	12/03/38	2.800%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	109,547	246,487	136,940
CAD	1,550	12/03/48	2.800%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	283,267	220,012	(63,255)
CHF	2,400	10/21/21	(0.522)%(A)	6 Month CHF LIBOR(2)(S)	162	8,075	7,913
CHF	14,500	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	71,638	822,548	750,910
CHF	800	10/17/31	0.033%(A)	6 Month CHF LIBOR(2)(S)	163	16,233	16,070
CHF	700	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	—	77,834	77,834
CLP	3,010,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	109,015	109,015
CLP	6,480,000	10/24/29	2.790%(S)	1 Day CLOIS(2)(S)	—	(68,669)	(68,669)
CNH	50,870	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	53	(40,047)	(40,100)
CNH	33,000	03/18/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	34	(26,363)	(26,397)

See Notes to Financial Statements.

136

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	43,200	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$50	$(40,706)	$(40,756)
CNH	23,500	06/19/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	28	(28,418)	(28,446)
CNH	125,090	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	149	(151,273)	(151,422)
CNH	28,500	07/01/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(52)	(34,639)	(34,587)
CNH	78,000	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(125)	(123,050)	(122,925)
CNH	24,300	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(23)	(26,330)	(26,307)
CNH	76,000	10/09/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(47)	(125,339)	(125,292)
CNH	9,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(6)	(15,955)	(15,949)
CNH	98,660	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(368)	321	689
COP	25,830,000	07/19/28	6.150%(Q)	1 Day COOIS(2)(Q)	—	489,899	489,899
COP	6,310,000	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	3,948	125,475	121,527
COP	13,388,000	11/28/28	6.380%(Q)	1 Day COOIS(2)(Q)	—	329,648	329,648
CZK	1,453,420	05/31/20	2.138%(A)	3 Month PRIBOR(1)(Q)	—	(320,051)	(320,051)
CZK	500,000	03/14/21	2.143%(A)	6 Month PRIBOR(2)(S)	—	233,029	233,029
CZK	213,000	04/27/22	0.925%(A)	6 Month PRIBOR(2)(S)	—	(206,314)	(206,314)
CZK	193,410	06/29/22	0.895%(A)	6 Month PRIBOR(2)(S)	—	(282,735)	(282,735)
CZK	250,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	—	(97,136)	(97,136)

See Notes to Financial Statements.

PGIM Global Total Return Fund	137

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	427,500	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	$—	$(264,776)	$(264,776)
CZK	205,715	03/14/24	1.950%(A)	6 Month PRIBOR(1)(S)	—	(149,350)	(149,350)
CZK	508,480	06/20/24	1.623%(A)	6 Month PRIBOR(1)(S)	—	199,994	199,994
CZK	108,675	04/27/27	1.300%(A)	6 Month PRIBOR(1)(S)	—	40,963	40,963
CZK	155,500	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	139,131	188,213	49,082
DKK	15,000	01/27/20	0.385%(A)	6 Month CIBOR(2)(S)	30	11,820	11,790
DKK	20,900	10/17/21	0.185%(A)	6 Month CIBOR(2)(S)	(59,047)	29,625	88,672
DKK	13,600	05/04/25	0.825%(A)	6 Month CIBOR(2)(S)	38	121,308	121,270
DKK	5,000	08/29/26	0.580%(A)	6 Month CIBOR(2)(S)	28	35,487	35,459
DKK	1,300	10/21/26	0.673%(A)	6 Month CIBOR(2)(S)	23	10,305	10,282
DKK	13,000	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)	—	186,820	186,820
DKK	1,865	06/22/27	0.987%(A)	6 Month CIBOR(2)(S)	—	23,437	23,437
EUR	1,000	05/29/20	0.373%(A)	6 Month EURIBOR(2)(S)	171	7,495	7,324
EUR	610	07/02/21	0.994%(A)	6 Month EURIBOR(2)(S)	170	18,548	18,378
EUR	700	08/14/21	0.841%(A)	3 Month EURIBOR(2)(Q)	172	20,299	20,127
EUR	650	03/02/22	0.072%(A)	6 Month EURIBOR(2)(S)	(63,289)	8,484	71,773
EUR	8,200	06/29/22	0.219%(A)	6 Month EURIBOR(1)(S)	—	(157,449)	(157,449)
EUR	21,000	09/08/22	0.140%(A)	6 Month EURIBOR(1)(S)	—	(358,943)	(358,943)
EUR	1,000	06/04/29	2.002%(A)	6 Month EURIBOR(2)(S)	177	228,824	228,647
EUR	3,260	11/11/29	1.453%(A)	6 Month EURIBOR(2)(S)	304,696	587,003	282,307
EUR	1,800	01/14/30	1.022%(A)	6 Month EURIBOR(2)(S)	180	224,963	224,783

See Notes to Financial Statements.

138

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	2,000	03/02/31	0.825%(A)	6 Month EURIBOR(2)(S)	$(76,215)	$202,024	$278,239
EUR	700	04/07/31	0.819%(A)	6 Month EURIBOR(2)(S)	178	69,167	68,989
EUR	450	05/03/31	1.048%(A)	6 Month EURIBOR(2)(S)	179	58,570	58,391
EUR	1,500	07/04/31	0.672%(A)	6 Month EURIBOR(2)(S)	181	116,354	116,173
EUR	570	08/02/31	0.584%(A)	6 Month EURIBOR(2)(S)	174	36,950	36,776
EUR	1,500	08/26/31	0.562%(A)	6 Month EURIBOR(2)(S)	184	91,955	91,771
EUR	700	09/09/31	0.558%(A)	6 Month EURIBOR(2)(S)	176	42,292	42,116
EUR	1,700	12/14/31	1.217%(A)	6 Month EURIBOR(2)(S)	176	274,300	274,124
EUR	1,850	12/19/31	1.160%(A)	6 Month EURIBOR(2)(S)	565	282,610	282,045
EUR	2,300	12/19/31	1.161%(A)	6 Month EURIBOR(2)(S)	(14,197)	351,691	365,888
EUR	2,600	12/27/31	1.082%(A)	6 Month EURIBOR(2)(S)	13,245	367,308	354,063
EUR	6,400	02/23/32	1.180%(A)	6 Month EURIBOR(2)(S)	220	987,655	987,435
EUR	4,680	03/29/32	1.170%(A)	6 Month EURIBOR(2)(S)	1,893	708,326	706,433
EUR	1,400	04/04/32	1.145%(A)	6 Month EURIBOR(2)(S)	—	206,399	206,399
EUR	2,000	04/10/32	1.105%(A)	6 Month EURIBOR(2)(S)	—	282,862	282,862
EUR	4,150	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)	(105,096)	583,442	688,538
EUR	7,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(68,585)	650,682	719,267
EUR	3,050	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	502,672	502,672
EUR	14,225	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(419,212)	1,816,375	2,235,587
EUR	3,135	12/28/35	1.559%(A)	6 Month EURIBOR(2)(S)	48,090	764,277	716,187
EUR	2,155	06/02/36	1.072%(A)	6 Month EURIBOR(2)(S)	195,507	315,880	120,373

See Notes to Financial Statements.

PGIM Global Total Return Fund	139

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	600	09/26/36	0.749%(A)	6 Month EURIBOR(2)(S)	$177	$48,891	$48,714
EUR	600	09/28/36	0.729%(A)	6 Month EURIBOR(2)(S)	178	46,588	46,410
EUR	1,000	11/02/36	0.958%(A)	6 Month EURIBOR(2)(S)	180	131,960	131,780
EUR	1,500	02/02/37	1.355%(A)	6 Month EURIBOR(2)(S)	188	314,382	314,194
EUR	365	05/11/39	1.100%(A)	1 Day EONIA(2)(A)	69,878	72,550	2,672
EUR	3,190	05/11/42	1.350%(A)	6 Month EURIBOR(2)(S)	(188,099)	767,243	955,342
EUR	1,235	07/04/42	1.001%(A)	6 Month EURIBOR(2)(S)	(143,527)	186,062	329,589
EUR	1,000	03/30/46	1.058%(A)	6 Month EURIBOR(2)(S)	(5,530)	188,532	194,062
EUR	9,135	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	685,553	3,075,220	2,389,667
GBP	1,500	03/02/20	0.338%(A)	1 Day SONIA(1)(A)	—	7,101	7,101
GBP	510	06/30/21	2.469%(S)	6 Month GBP LIBOR(2)(S)	203	22,130	21,927
GBP	12,450	12/07/27	1.110%(A)	1 Day SONIA(1)(A)	—	(773,666)	(773,666)
GBP	2,320	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(85,429)	(158,221)	(72,792)
GBP	4,680	05/08/34	1.300%(S)	6 Month GBP LIBOR(2)(S)	(209,403)	363,889	573,292
GBP	650	05/08/44	1.250%(A)	1 Day SONIA(2)(A)	100,918	116,826	15,908
GBP	9,200	03/09/46	1.648%(S)	6 Month GBP LIBOR(2)(S)	(209,582)	2,129,844	2,339,426
GBP	2,440	05/08/49	1.250%(A)	1 Day SONIA(2)(A)	603,445	519,289	(84,156)
GBP	740	05/08/49	1.400%(S)	6 Month GBP LIBOR(2)(S)	(39,399)	126,989	166,388
HKD	151,850	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	—	46,226	46,226
HKD	171,690	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	—	54,712	54,712
HKD	100,000	04/01/21	1.850%(Q)	3 Month HIBOR(2)(Q)	(31)	(20,228)	(20,197)

See Notes to Financial Statements.

140

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
HKD	95,120	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	$(535)	$212,068	$212,603
HUF	11,800,000	06/21/20	1.400%(A)	3 Month BUBOR(2)(Q)	—	495,976	495,976
HUF	2,698,000	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(4,845)	71,240	76,085
HUF	370,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	16,300	118,006	101,706
HUF	1,667,000	12/23/26	3.755%(A)	6 Month BUBOR(2)(S)	41	711,723	711,682
HUF	6,237,270	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	2,263,087	2,263,087
HUF	1,677,900	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	245,214	245,214
JPY	19,585,210	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(195,719)	(195,719)
JPY	4,887,930	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(44,632)	(44,632)
JPY	32,800	07/04/21	(0.156)%(S)	6 Month JPY LIBOR(2)(S)	(15,013)	(417)	14,596
JPY	4,595,280	12/03/23	0.050%(S)	6 Month JPY LIBOR(1)(S)	(39,626)	(305,236)	(265,610)
JPY	3,276,010	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(53,955)	381,026	434,981
JPY	135,000	02/20/29	1.260%(S)	6 Month JPY LIBOR(2)(S)	49,802	152,534	102,732
JPY	50,000	04/02/29	1.288%(S)	6 Month JPY LIBOR(2)(S)	5	57,526	57,521
JPY	100,000	08/18/29	1.070%(S)	6 Month JPY LIBOR(2)(S)	10	99,940	99,930
JPY	100,000	08/28/29	1.043%(S)	6 Month JPY LIBOR(2)(S)	10	97,129	97,119
JPY	200,000	09/09/29	1.061%(S)	6 Month JPY LIBOR(2)(S)	(1,275)	197,782	199,057
JPY	655,000	09/29/29	1.064%(S)	6 Month JPY LIBOR(2)(S)	411,209	647,963	236,754
JPY	200,000	04/01/31	0.319%(S)	6 Month JPY LIBOR(2)(S)	25	58,977	58,952
JPY	215,000	05/06/31	0.354%(S)	6 Month JPY LIBOR(2)(S)	28	74,114	74,086
JPY	150,000	07/07/31	0.071%(S)	6 Month JPY LIBOR(2)(S)	15	3,624	3,609

See Notes to Financial Statements.

PGIM Global Total Return Fund	141

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	256,500	08/15/31	0.223%(S)	6 Month JPY LIBOR(2)(S)	$25	$49,026	$49,001
JPY	130,000	08/30/31	0.217%(S)	6 Month JPY LIBOR(2)(S)	13	23,793	23,780
JPY	120,000	09/08/31	0.316%(S)	6 Month JPY LIBOR(2)(S)	12	35,129	35,117
JPY	190,000	09/21/31	0.328%(S)	6 Month JPY LIBOR(2)(S)	27	57,850	57,823
JPY	350,000	10/14/31	0.270%(S)	6 Month JPY LIBOR(2)(S)	47	83,317	83,270
JPY	200,000	04/06/32	0.484%(S)	6 Month JPY LIBOR(2)(S)	—	96,629	96,629
JPY	159,520	04/07/32	0.491%(S)	6 Month JPY LIBOR(2)(S)	—	78,400	78,400
JPY	140,000	06/07/32	0.451%(S)	6 Month JPY LIBOR(2)(S)	—	64,210	64,210
JPY	71,000	09/21/32	0.463%(S)	6 Month JPY LIBOR(2)(S)	—	32,900	32,900
JPY	160,000	11/14/32	2.390%(S)	6 Month JPY LIBOR(2)(S)	(26,599)	334,416	361,015
JPY	180,000	11/05/34	1.293%(S)	6 Month JPY LIBOR(2)(S)	85,259	302,975	217,716
JPY	70,000	12/03/34	1.265%(S)	6 Month JPY LIBOR(2)(S)	9	114,788	114,779
JPY	260,000	01/07/35	1.108%(S)	6 Month JPY LIBOR(2)(S)	31	366,690	366,659
JPY	50,000	01/22/35	0.950%(S)	6 Month JPY LIBOR(2)(S)	7	59,088	59,081
JPY	120,000	02/12/35	1.161%(S)	6 Month JPY LIBOR(2)(S)	15	178,030	178,015
JPY	320,000	02/24/35	1.200%(S)	6 Month JPY LIBOR(2)(S)	40	492,442	492,402
JPY	160,000	03/03/35	1.153%(S)	6 Month JPY LIBOR(2)(S)	20	234,977	234,957
JPY	90,000	02/04/36	0.816%(S)	6 Month JPY LIBOR(2)(S)	11	92,166	92,155
JPY	65,000	05/16/36	0.446%(S)	6 Month JPY LIBOR(2)(S)	9	30,043	30,034
JPY	110,000	05/27/36	0.460%(S)	6 Month JPY LIBOR(2)(S)	18	53,043	53,025
JPY	60,000	07/22/36	0.240%(S)	6 Month JPY LIBOR(2)(S)	11	7,787	7,776

See Notes to Financial Statements.

142

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	300,000	10/04/36	0.363%(S)	6 Month JPY LIBOR(2)(S)	$42	$94,225	$94,183
JPY	150,000	11/02/36	0.423%(S)	6 Month JPY LIBOR(2)(S)	21	63,728	63,707
JPY	400,000	12/14/36	0.723%(S)	6 Month JPY LIBOR(2)(S)	49	362,418	362,369
JPY	150,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	19	115,999	115,980
JPY	250,000	01/06/37	0.675%(S)	6 Month JPY LIBOR(2)(S)	30	206,809	206,779
JPY	275,500	02/15/37	0.729%(S)	6 Month JPY LIBOR(2)(S)	34	250,793	250,759
JPY	130,000	02/23/37	0.748%(S)	6 Month JPY LIBOR(2)(S)	17	122,195	122,178
JPY	100,000	03/02/37	0.686%(S)	6 Month JPY LIBOR(2)(S)	—	83,843	83,843
JPY	273,000	03/09/37	0.701%(S)	6 Month JPY LIBOR(2)(S)	15,040	235,299	220,259
JPY	200,000	03/29/37	0.684%(S)	6 Month JPY LIBOR(2)(S)	—	166,275	166,275
JPY	94,310	05/08/37	0.623%(S)	6 Month JPY LIBOR(2)(S)	—	71,184	71,184
JPY	200,000	05/15/37	0.688%(S)	6 Month JPY LIBOR(2)(S)	—	172,653	172,653
JPY	150,000	06/02/37	0.640%(S)	6 Month JPY LIBOR(2)(S)	—	117,101	117,101
JPY	80,000	06/19/37	0.625%(S)	6 Month JPY LIBOR(2)(S)	—	60,315	60,315
JPY	82,000	06/21/37	0.628%(S)	6 Month JPY LIBOR(2)(S)	—	62,158	62,158
JPY	125,000	06/30/37	0.629%(S)	6 Month JPY LIBOR(2)(S)	—	94,954	94,954
JPY	105,000	07/04/37	0.659%(S)	6 Month JPY LIBOR(2)(S)	—	85,009	85,009
JPY	285,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	239,295	239,295
JPY	117,300	08/02/37	0.683%(S)	6 Month JPY LIBOR(2)(S)	—	99,258	99,258
JPY	160,000	08/09/37	0.679%(S)	6 Month JPY LIBOR(2)(S)	—	134,084	134,084
JPY	500,000	09/04/37	0.663%(S)	6 Month JPY LIBOR(2)(S)	—	406,241	406,241

See Notes to Financial Statements.

PGIM Global Total Return Fund	143

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	175,000	09/27/37	0.670%(S)	6 Month JPY LIBOR(2)(S)	$—	$143,852	$143,852
JPY	300,000	11/02/37	0.734%(S)	6 Month JPY LIBOR(2)(S)	—	287,124	287,124
JPY	350,000	12/04/37	0.730%(S)	6 Month JPY LIBOR(2)(S)	—	331,245	331,245
JPY	900,000	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	155,193	890,283	735,090
JPY	224,000	01/11/38	0.831%(S)	6 Month JPY LIBOR(2)(S)	—	249,998	249,998
JPY	800,000	03/28/38	0.656%(S)	6 Month JPY LIBOR(2)(S)	—	645,571	645,571
JPY	1,000,000	04/04/38	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	843,299	843,299
JPY	675,000	04/06/38	0.655%(S)	6 Month JPY LIBOR(2)(S)	—	539,569	539,569
JPY	1,815,000	04/18/38	0.675%(S)	6 Month JPY LIBOR(2)(S)	(49,290)	1,510,205	1,559,495
JPY	600,000	08/10/38	0.822%(S)	6 Month JPY LIBOR(2)(S)	—	664,428	664,428
JPY	2,430,385	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	615,776	1,772,483	1,156,707
JPY	969,000	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	669,542	807,706	138,164
JPY	166,000	05/09/43	0.820%(S)	6 Month JPY LIBOR(2)(S)	—	208,075	208,075
JPY	610,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	683,091	683,091
JPY	110,291	04/15/46	0.560%(S)	6 Month JPY LIBOR(2)(S)	—	73,469	73,469
JPY	26,000	10/04/47	0.942%(S)	6 Month JPY LIBOR(2)(S)	—	43,056	43,056
JPY	560,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	868,008	868,008
KRW	20,090,000	08/16/20	1.915%(Q)	3 Month KWCDC(2)(Q)	—	85,570	85,570
KRW	46,100,000	01/07/21	1.733%(Q)	3 Month KWCDC(2)(Q)	—	163,122	163,122
KRW	8,170,000	08/16/23	2.060%(Q)	3 Month KWCDC(1)(Q)	—	(194,922)	(194,922)
KRW	20,447,900	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	763,039	1,005,269	242,230

See Notes to Financial Statements.

144

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
KRW	3,120,000	10/18/29	1.313%(Q)	3 Month KWCDC(2)(Q)	$10	$(15,092)	$(15,102)
MXN	33,500	10/12/27	7.350%(M)	28 Day Mexican Interbank Rate(2)(M)	—	92,863	92,863
MXN	305,790	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	93,256	1,911,462	1,818,206
NOK	29,500	02/23/23	1.350%(A)	6 Month NIBOR(2)(S)	(3,643)	(34,974)	(31,331)
NOK	26,300	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	18,690	87,236	68,546
NOK	6,725	06/23/27	1.825%(A)	6 Month NIBOR(2)(S)	—	194	194
NOK	20,000	04/18/28	2.215%(A)	6 Month NIBOR(2)(S)	—	90,014	90,014
NOK	36,000	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	—	125,757	125,757
NOK	48,000	10/07/29	1.660%(A)	6 Month NIBOR(2)(S)	—	(91,650)	(91,650)
NZD	8,700	05/01/20	3.628%(S)	3 Month BBR(2)(Q)	214,368	152,027	(62,341)
NZD	1,235	10/03/22	2.740%(S)	3 Month BBR(2)(Q)	—	39,976	39,976
NZD	2,830	04/26/23	2.733%(S)	3 Month BBR(2)(Q)	(67,254)	105,635	172,889
NZD	1,750	03/13/24	5.080%(S)	3 Month BBR(2)(Q)	28,107	198,392	170,285
NZD	2,500	03/15/24	3.355%(S)	3 Month BBR(2)(Q)	2,492	161,185	158,693
NZD	1,550	07/04/24	3.100%(S)	3 Month BBR(2)(Q)	—	100,817	100,817
NZD	3,500	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	73,670	362,788	289,118
NZD	5,000	04/18/28	3.193%(S)	3 Month BBR(2)(Q)	—	489,421	489,421
NZD	6,450	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	—	612,876	612,876
NZD	9,250	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	227,456	227,456
NZD	9,000	10/07/29	1.130%(S)	3 Month BBR(2)(Q)	—	(155,913)	(155,913)

See Notes to Financial Statements.

PGIM Global Total Return Fund	145

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	73,670	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	$—	$488,715	$488,715
PLN	11,000	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(435,493)	18,448	453,941
PLN	60,110	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	772,574	772,574
PLN	18,100	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	27,242	105,714	78,472
PLN	83,750	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	11,408	11,408
PLN	30,000	03/28/28	2.895%(A)	6 Month WIBOR(2)(S)	—	815,055	815,055
PLN	24,980	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(712,730)	(712,730)
PLN	3,540	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	90,250	90,250
SEK	20,000	01/20/20	0.485%(A)	3 Month STIBOR(2)(Q)	28	10,454	10,426
SEK	13,000	09/15/21	(0.003)%(A)	3 Month STIBOR(2)(Q)	26	(3,382)	(3,408)
SEK	27,200	12/15/21	0.203%(A)	3 Month STIBOR(2)(Q)	(607)	9,375	9,982
SEK	12,700	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	30	32,876	32,846
SEK	38,380	07/11/23	0.458%(A)	3 Month STIBOR(2)(Q)	—	51,507	51,507
SEK	15,550	03/15/24	0.840%(A)	3 Month STIBOR(2)(Q)	—	56,136	56,136
SEK	12,700	08/29/24	1.657%(A)	3 Month STIBOR(2)(Q)	22,804	97,556	74,752
SEK	3,000	11/16/25	1.485%(A)	3 Month STIBOR(2)(Q)	20	27,872	27,852
SEK	6,000	12/09/25	1.505%(A)	3 Month STIBOR(2)(Q)	23	56,347	56,324
SEK	15,000	06/27/26	1.001%(A)	3 Month STIBOR(2)(Q)	33	81,153	81,120
SEK	15,390	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	—	92,781	92,781
SEK	58,000	03/27/28	1.267%(A)	3 Month STIBOR(2)(Q)	—	504,354	504,354
SEK	8,535	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	—	62,316	62,316

See Notes to Financial Statements.

146

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	33,000	11/28/28	1.188%(A)	3 Month STIBOR(2)(Q)	$55,811	$284,125	$228,314
SEK	40,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	61,113	61,113
SEK	16,000	10/07/29	0.180%(A)	3 Month STIBOR(2)(Q)	—	(40,976)	(40,976)
SGD	15,540	05/21/23	2.030%(S)	6 Month SIBOR(1)(S)	—	(222,180)	(222,180)
SGD	10,240	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	165,886	165,886
SGD	8,330	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	404,107	404,107
SGD	6,000	04/02/29	2.170%(S)	6 Month SIBOR(2)(S)	—	192,998	192,998
SGD	3,610	10/21/29	1.685%(S)	6 Month SIBOR(2)(S)	—	(1,552)	(1,552)
	214,220	03/12/20	2.405%(T)	1 Day USOIS(2)(T)	555	864,698	864,143
	112,940	04/25/20	2.328%(A)	1 Day USOIS(2)(A)	(1,830)	521,549	523,379
	49,312	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(17,203)	585,815	603,018
	81,840	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	272,702	272,702
	45,100	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(7,092)	(99,461)	(92,369)
	131,350	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	35,480	(74,922)	(110,402)
	21,270	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	99,531	31,979	(67,552)
	20,575	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(577,593)	(577,593)
	137,145	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	4,472	(5,156,338)	(5,160,810)
	31,820	11/30/22	2.614%(A)	1 Day USOIS(1)(A)	—	(1,416,706)	(1,416,706)
	39,730	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	—	(1,126,044)	(1,126,044)
	41,965	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(61,081)	(1,219,738)	(1,158,657)
	24,920	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	67,724	67,724

See Notes to Financial Statements.

PGIM Global Total Return Fund	147

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
9,950	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	$—	$(315,493)	$(315,493)
79,885	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	239,360	(2,539,441)	(2,778,801)
30,545	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	100,339	(979,242)	(1,079,581)
62,410	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	203,394	(2,961,624)	(3,165,018)
27,885	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	31,281	(1,805,041)	(1,836,322)
22,935	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(1,835,308)	(1,835,308)
95,077	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(64,153)	(8,559,275)	(8,495,122)
11,910	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(1,065,973)	(1,065,973)
35,410	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	27,937	(3,437,537)	(3,465,474)
69,779	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	47,715	(6,791,856)	(6,839,571)
1,170	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	46,093	(55,681)	(101,774)
9,325	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(464,058)	(464,058)
79,626	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(566,781)	(4,988,568)	(4,421,787)
24,625	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	(43,922)	(1,486,885)	(1,442,963)
33,465	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	1,911	(2,158,811)	(2,160,722)
87,978	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(229,891)	(2,043,147)	(1,813,256)
13,586	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	138,472	(487,580)	(626,052)
4,710	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	22,823	(196,471)	(219,294)
3,045	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(142,563)	(142,563)
11,425	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(6,540)	(625,751)	(619,211)
3,560	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(135,576)	(135,576)

See Notes to Financial Statements.

148

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	6,645	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	$(19,143)	$(405,098)	$(385,955)
	6,140	05/21/28	2.421%(S)	3 Month LIBOR(1)(Q)	—	(468,666)	(468,666)
	2,405	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(19,477)	(259,159)	(239,682)
	1,680	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	180	59,462	59,282
	1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(214,981)	(214,981)
	9,755	08/15/44	2.392%(A)	1 Day USOIS(1)(A)	—	(1,774,641)	(1,774,641)
	845	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	165	29,028	28,863
	790	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	(138,499)	(138,499)
	735	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(148,490)	(148,490)
ZAR	755,000	02/28/21	7.150%(Q)	3 Month JIBAR(2)(Q)	—	313,839	313,839
ZAR	228,000	06/21/21	7.465%(Q)	3 Month JIBAR(2)(Q)	(979)	191,013	191,992
ZAR	665,000	02/28/24	7.475%(Q)	3 Month JIBAR(1)(Q)	—	(808,447)	(808,447)
ZAR	16,800	05/12/26	8.680%(Q)	3 Month JIBAR(2)(Q)	18	82,091	82,073
ZAR	27,500	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(155)	56,694	56,849
ZAR	68,200	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	53	238,380	238,327
ZAR	43,090	01/17/28	7.833%(Q)	3 Month JIBAR(2)(Q)	—	46,349	46,349
ZAR	35,000	04/16/28	7.655%(Q)	3 Month JIBAR(2)(Q)	(1,219)	7,443	8,662
ZAR	176,800	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	696	406,635	405,939
ZAR	200,000	02/28/29	8.035%(Q)	3 Month JIBAR(2)(Q)	—	310,352	310,352

See Notes to Financial Statements.

PGIM Global Total Return Fund	149

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	46,800	06/21/29	7.685%(Q)	3 Month JIBAR(2)(Q)	$(234)	$(12,672)	$(12,438)
ZAR	140,000	10/03/29	7.580%(Q)	3 Month JIBAR(2)(Q)	—	(132,019)	(132,019)

					$3,867,401	$13,625,169	$9,757,768

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
AED	35,805	02/25/29	3.750%(A)	3 Month EIBOR(2)(Q)	$1,116,761	$—	$1,116,761	HSBC Bank USA, N.A.
CLP	2,890,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	432,861	—	432,861	Morgan Stanley &Co. International PLC
CLP	94,000	12/19/27	4.370%(S)	1 Day CLOIS(2)(S)	17,173	—	17,173	Morgan Stanley &Co. International PLC
CLP	2,420,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	393,897	—	393,897	Morgan Stanley &Co. International PLC
CLP	842,800	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	137,739	—	137,739	Morgan Stanley &Co. International PLC
CLP	2,168,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	351,066	—	351,066	Morgan Stanley &Co. International PLC
CLP	1,080,000	02/01/28	4.200%(S)	1 Day CLOIS(2)(S)	173,369	—	173,369	Morgan Stanley &Co. International PLC
CLP	1,750,000	03/27/28	4.220%(S)	1 Day CLOIS(2)(S)	278,077	—	278,077	Citibank, N.A.
CLP	2,092,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	362,533	—	362,533	Citibank, N.A.

See Notes to Financial Statements.

150

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
CNH	52,500	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$22,462	$(93)	$22,555	UBS AG
CNH	10,000	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(7,319)	3	(7,322)	Citibank, N.A.
COP	4,351,000	11/01/26	6.590%(Q)	1 Day COOIS(2)(Q)	128,778	—	128,778	Morgan Stanley &Co. International PLC
COP	10,220,000	11/04/26	6.770%(Q)	1 Day COOIS(2)(Q)	335,725	—	335,725	Morgan Stanley &Co. International PLC
COP	13,700,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	221,617	—	221,617	Morgan Stanley &Co. International PLC
COP	5,437,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	93,528	—	93,528	Morgan Stanley &Co. International PLC
COP	6,670,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	107,898	—	107,898	Morgan Stanley &Co. International PLC
COP	5,607,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	101,779	—	101,779	Morgan Stanley &Co. International PLC
COP	13,000,000	03/27/28	6.150%(Q)	1 Day COOIS(2)(Q)	256,689	—	256,689	Citibank, N.A.
COP	7,890,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	132,487	—	132,487	Citibank, N.A.
COP	9,400,000	07/18/28	6.150%(Q)	1 Day COOIS(2)(Q)	178,774	—	178,774	Morgan Stanley &Co. International PLC
ILS	7,500	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)	114,964	—	114,964	Citibank, N.A.
ILS	3,200	03/06/23	3.525%(A)	3 Month TELBOR(2)(Q)	120,280	—	120,280	Deutsche Bank AG

See Notes to Financial Statements.

PGIM Global Total Return Fund	151

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
ILS	4,200	06/27/23	3.730%(A)	3 Month TELBOR(2)(Q)	$165,737	$—	$165,737	Credit Suisse International
ILS	3,000	04/26/26	1.685%(A)	3 Month TELBOR(2)(Q)	69,708	—	69,708	JPMorgan Chase Bank, N.A.
ILS	5,000	06/24/26	1.660%(A)	3 Month TELBOR(2)(Q)	110,324	—	110,324	Citibank, N.A.
ILS	4,000	09/19/26	1.600%(A)	3 Month TELBOR(2)(Q)	79,858	—	79,858	Barclays Bank PLC
ILS	7,000	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	221,731	—	221,731	Citibank, N.A.
ILS	3,000	03/15/27	2.130%(A)	3 Month TELBOR(2)(Q)	103,194	—	103,194	Citibank, N.A.
ILS	2,745	06/22/27	1.845%(A)	3 Month TELBOR(2)(Q)	73,853	—	73,853	Citibank, N.A.
ILS	5,600	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	169,043	—	169,043	BNP Paribas S.A.
ILS	38,930	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	1,258,578	—	1,258,578	JPMorgan Chase Bank, N.A.
ILS	8,050	03/13/29	1.840%(A)	3 Month TELBOR(2)(Q)	233,811	—	233,811	HSBC Bank USA, N.A.
ILS	12,160	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	192,173	(3,365)	195,538	Citibank, N.A.
ILS	5,000	10/07/29	0.885%(A)	3 Month TELBOR(2)(Q)	(1,618)	—	(1,618)	Goldman Sachs International
JPY	35,000	12/14/32	1.575%(S)	6 Month JPY LIBOR(2)(S)	65,621	—	65,621	HSBC Bank USA, N.A.
KRW	1,500,000	08/14/21	2.773%(Q)	3 Month KRW LIBOR(2)(Q)	36,014	—	36,014	HSBC Bank USA, N.A.
KRW	655,000	10/07/22	1.765%(Q)	3 Month KRW LIBOR(2)(Q)	6,874	—	6,874	JPMorgan Chase Bank, N.A.
KRW	3,300,000	04/17/23	2.170%(Q)	3 Month KWCDC(2)(Q)	80,763	(155)	80,918	Morgan Stanley &Co. International PLC
KRW	900,000	11/05/24	2.425%(Q)	3 Month KRW LIBOR(2)(Q)	42,248	—	42,248	Citibank, N.A.
KRW	1,485,000	10/28/26	1.520%(Q)	3 Month KRW LIBOR(2)(Q)	15,328	(13)	15,341	JPMorgan Chase Bank, N.A.
KRW	2,040,000	04/26/27	1.880%(Q)	3 Month KRW LIBOR(2)(Q)	66,887	—	66,887	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

152

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
KRW	1,280,000	10/17/28	1.450%(Q)	3 Month KRW LIBOR(2)(Q)	$8,010	$—	$8,010	Citibank, N.A.
KRW	520,000	01/27/31	1.870%(Q)	3 Month KRW LIBOR(2)(Q)	22,672	—	22,672	JPMorgan Chase Bank, N.A.
MYR	16,000	08/19/23	3.445%(Q)	3 Month KLIBOR(2)(Q)	23,669	—	23,669	Morgan Stanley &Co. International PLC
MYR	1,700	04/28/25	4.040%(Q)	3 Month KLIBOR(2)(Q)	15,209	—	15,209	Citibank, N.A.
MYR	3,160	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)	10,864	(6)	10,870	Morgan Stanley &Co. International PLC
RUB	857,170	05/17/24	8.660%(A)	3 Month MosPRIME(2)(Q)	634,726	—	634,726	Goldman Sachs International
RUB	857,170	05/20/24	8.700%(A)	3 Month MosPRIME(2)(Q)	647,147	—	647,147	Goldman Sachs International
RUB	820,000	06/20/29	9.580%(A)	3 Month MosPRIME(2)(Q)	996,448	—	996,448	Goldman Sachs International
THB	550,000	08/08/20	1.840%(S)	6 Month BIBOR(2)(S)	67,976	—	67,976	Citibank, N.A.
THB	120,000	08/23/23	1.920%(S)	6 Month BIBOR(2)(S)	84,850	—	84,850	Morgan Stanley &Co. International PLC
THB	60,000	07/04/24	1.590%(S)	6 Month BIBOR(2)(S)	14,736	—	14,736	Morgan Stanley &Co. International PLC
THB	28,900	04/30/25	2.560%(S)	6 Month BIBOR(2)(S)	58,061	—	58,061	Citibank, N.A.
TWD	115,500	03/17/21	0.780%(Q)	3 Month TAIBOR(2)(Q)	6,221	—	6,221	Barclays Bank PLC
ZAR	40,930	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	(112,347)	—	(112,347)	Deutsche Bank AG
ZAR	89,400	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(104,801)	—	(104,801)	Deutsche Bank AG

See Notes to Financial Statements.

PGIM Global Total Return Fund	153

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
ZAR 38,700	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	$133,326	$—	$133,326	Deutsche Bank AG
ZAR 83,965	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	131,871	—	131,871	Deutsche Bank AG

				$10,699,903	$(3,629)	$10,703,532

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$8,180,865	$(14,954,158)	$33,656,063	$(13,200,168)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$28,384,140
JPMorgan Securities LLC	221,000	17,934,162

Total	$221,000	$46,318,302

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

154

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$310,400,512	$—
Ireland	—	44,319,988	—
Netherlands	—	1,114,566	—
Spain	—	8,481,300	—
United States	—	142,877,820	7,247,808
Bank Loans
United Kingdom	—	4,692,495	—
United States	—	2,968,069	—
Commercial Mortgage-Backed Securities
United Kingdom	—	649,877	—
United States	—	184,298,148	—
Corporate Bonds
Australia	—	1,261,466	—
Brazil	—	9,808,629	—
Canada	—	19,403,471	—
China	—	23,478,395	—
Denmark	—	1,111,533	—
Dominican Republic	—	188,674	—
France	—	62,880,864	12,402
Germany	—	16,207,446	—
Hungary	—	414,664	—
Indonesia	—	7,056,345	—
Israel	—	7,772,763	—
Italy	—	9,194,512	—
Japan	—	5,037,941	—
Kazakhstan	—	5,464,851	—
Luxembourg	—	10,187,503	—
Mexico	—	25,442,365	—
Netherlands	—	19,139,907	—
Peru	—	2,035,941	—
Poland	—	3,190,775	—
Portugal	—	6,064,694	—
Qatar	—	209,162	—
Russia	—	7,990,574	—
Singapore	—	368,948	—
South Africa	—	3,543,489	—
South Korea	—	9,482,625	—
Spain	—	6,986,545	—
Supranational Bank	—	36,018,731	—
Switzerland	—	13,539,020	—
Tunisia	—	733,401	—
Ukraine	—	1,282,430	—
United Arab Emirates	—	11,229,374	—
United Kingdom	—	64,211,118	5,188,697
United States	—	403,062,872	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	155

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Municipal Bonds
Puerto Rico	$—	$456,891	$—
Residential Mortgage-Backed Securities
Bermuda	—	31,801,010	—
United Kingdom	—	4,824,952	—
United States	—	35,798,866	22,400,000
Sovereign Bonds
Albania	—	2,829,726	—
Argentina	—	16,131,497	119,712
Australia	—	2,616,996	—
Austria	—	4,489,828	—
Belgium	—	5,438,886	—
Brazil	—	44,837,089	—
Bulgaria	—	9,325,744	—
Canada	—	6,510,843	—
Cayman Islands	—	2,147,312	—
Chile	—	834,525	—
China	—	10,429,023	—
Colombia	—	24,847,486	—
Croatia	—	16,327,976	—
Cyprus	—	52,911,475	—
Denmark	—	3,565,730	—
Dominican Republic	—	4,867,569	—
Egypt	—	2,680,329	—
Finland	—	2,429,179	—
Greece	—	69,723,745	—
Guernsey	—	2,116,137	—
Hong Kong	—	1,566,144	—
Hungary	—	15,779,117	—
Iceland	—	1,663,650	—
Indonesia	—	38,843,621	—
Iraq	—	1,712,614	—
Isle of Man	—	10,308,484	—
Israel	—	9,787,476	—
Italy	—	128,637,441	—
Japan	—	30,846,486	—
Jersey	—	187,562	—
Kazakhstan	—	8,279,327	—
Kuwait	—	2,078,684	—
Latvia	—	230,537	—
Lithuania	—	5,095,619	—
Malaysia	—	9,148,153	—
Mexico	—	33,696,785	—
Montenegro	—	1,456,990	—
New Zealand	—	6,419,874	—
North Macedonia	—	4,256,938	—
Norway	—	2,024,961	—

See Notes to Financial Statements.

156

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Panama	$—	$9,358,712	$—
Peru	—	23,775,165	—
Philippines	—	7,731,431	—
Portugal	—	73,291,024	—
Qatar	—	3,382,135	—
Romania	—	19,123,051	—
Russia	—	11,340,872	—
Saudi Arabia	—	15,162,110	—
Senegal	—	1,608,664	—
Serbia	—	17,271,966	—
Slovenia	—	8,964,995	—
South Africa	—	9,084,492	—
South Korea	—	6,106,725	—
Spain	—	93,711,132	1,445,886
Sweden	—	3,045,384	—
Thailand	—	1,813,551	—
Turkey	—	17,268,687	—
Ukraine	—	20,413,336	—
United Arab Emirates	—	16,588,804	—
United Kingdom	—	19,031,174	—
Uruguay	—	3,762,575	—
U.S. Government Agency Obligations	—	6,101,141	—
U.S. Treasury Obligations	—	2,511,830	—
Common Stock	17,789	—	—
Preferred Stock	109,160	—	—
Affiliated Mutual Funds	113,569,362	—	—
Options Purchased	—	90,696,665	—

Total	$113,696,311	$2,644,912,701	$36,414,505

Liabilities
Options Written	$—	$(74,312,430)	$—

Other Financial Instruments*
Assets
Futures Contracts	$8,902,088	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	57,034,666	—
OTC Cross Currency Exchange Contracts	—	15,432,023	—
OTC Packaged Credit Default Swap Agreements	—	10,687,142	—
Centrally Cleared Credit Default Swap Agreements	—	477,779	—
OTC Credit Default Swap Agreements	—	11,319,171	49,237
OTC Currency Swap Agreement	—	538,228	—
Centrally Cleared Inflation Swap Agreement	—	386,579	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	157

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$72,427,494	$—
OTC Interest Rate Swap Agreements	—	10,925,988	—

Total	$8,902,088	$179,229,070	$49,237

Liabilities
Futures Contracts	$(10,485,626)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(51,444,765)	—
OTC Cross Currency Exchange Contracts	—	(9,904,868)	—
OTC Packaged Credit Default Swap Agreements	—	(11,307,728)	—
OTC Credit Default Swap Agreements	—	(8,303,351)	—
Centrally Cleared Inflation Swap Agreement	—	(404,653)	—
Centrally Cleared Interest Rate Swap Agreements	—	(62,669,726)	—
OTC Interest Rate Swap Agreements	—	(226,085)	—

Total	$(10,485,626)	$(144,261,176)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities United States	Bank Loans	Corporate Bonds	Residential Mortgage-Backed Securities
Balance as of 10/31/18	$12,695,642	$262,834	$144,688	$—
Realized gain (loss)	24,921	(1,362)	—	—
Change in unrealized appreciation (depreciation)	5,284	(1,880)	(268,571)	—
Purchases/Exchanges/Issuances	7,680,000	—	5,458,969	22,400,000
Sales/Paydowns	(13,166,036)	(259,592)	—	—
Accrued discount/premium	7,997	—	218	—
Transfers into of Level 3	—	—	10,483	—
Transfers out of Level 3	—	—	(144,688)	—

Balance as of 10/31/19	$7,247,808	$—	$5,201,099	$22,400,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$(268,571)	$—

	Sovereign Bonds	Options Written	OTC Credit Default Swap Agreements	OTC Forward Rate Agreements
Balance as of 10/31/18	$—	$(4,755)	$8,043	$(271,942)

See Notes to Financial Statements.

158

	Sovereign Bonds	Options Written	OTC Credit Default Swap Agreements	OTC Forward Rate Agreements
Realized gain (loss)	$—	$21,624	$7,746	$(239,058)
Change in unrealized appreciation (depreciation)	66,481	(16,869)	49,237	272,001
Purchases/Exchanges/Issuances	1,509,040	—	—	—
Sales/Paydowns	—	—	(15,789)	238,999
Accrued discount/premium	(9,923)	—	—	—
Transfers into of Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 10/31/19	$1,565,598	$—	$49,237	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$66,481	$—	$49,237	$—

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2019	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities
United States	$7,247,808	Pricing at Cost	Unadjusted Purchase Price
Corporate Bonds	5,201,099	Evaluated Bid	Comparable Security Data
Residential Mortgage-Backed Securities	22,400,000	Pricing at Cost	Unadjusted Purchase Price
Sovereign Bonds	1,565,598	Evaluated Bid	Comparable Security Data
OTC Credit Default Swap Agreements	49,237	Market Approach	Single Broker Indicative Quote

	$36,463,742

It is the Company’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$(144,688)	L3 to L2	Single Broker Indicative to Evaluated Bid
Corporate Bonds	$10,483	L2 to L3	Evaluated Bid to Comparable Security Data

See Notes to Financial Statements.

PGIM Global Total Return Fund	159

Schedule of Investments (continued)

as of October 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Sovereign Bonds	37.0%
Collateralized Loan Obligations	14.0
Banks	7.9
Commercial Mortgage-Backed Securities	7.0
Residential Mortgage-Backed Securities	4.8
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	4.3
Options Purchased	3.4
Oil & Gas	2.4
Student Loans	2.0
Telecommunications	1.6
Electric	1.5
Multi-National	1.4
Pipelines	1.2
Diversified Financial Services	1.0
Healthcare-Products	1.0
Media	1.0
Commercial Services	0.9
Retail	0.9
Consumer Loans	0.9
Pharmaceuticals	0.9
Transportation	0.8
Chemicals	0.7
Healthcare-Services	0.7
Insurance	0.7
Auto Manufacturers	0.7
Automobiles	0.6
Real Estate Investment Trusts (REITs)	0.6
Other	0.6
Foods	0.5
Software	0.5
Home Builders	0.5
Entertainment	0.5
Packaging & Containers	0.4
Electrical Components & Equipment	0.3%
Household Products/Wares	0.3
Auto Parts & Equipment	0.3
Aerospace & Defense	0.3
U.S. Government Agency Obligations	0.2
Semiconductors	0.2
Home Equity Loans	0.1
Mining	0.1
Biotechnology	0.1
Agriculture	0.1
Computers	0.1
U.S. Treasury Obligations	0.1
Oil & Gas Services	0.1
Building Materials	0.1
Housewares	0.1
Apparel	0.0	*
Internet	0.0	*
Electronics	0.0	*
Office/Business Equipment	0.0	*
Municipal Bonds	0.0	*
Miscellaneous Manufacturing	0.0	*
Investment Companies	0.0	*
Airlines	0.0	*
Leisure Time	0.0	*
Forest Products & Paper	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	105.4
Options Written	(2.8)
Liabilities in excess of other assets	(2.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

160

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$477,779	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	8,180,862		Premiums received for OTC swap agreements	14,950,526
Credit contracts	Unaffiliated investments	11,138		Options written outstanding, at value	241,088
Credit contracts	Unrealized appreciation on OTC swap agreements	22,188,215		Unrealized depreciation on OTC swap agreements	12,974,080
Foreign exchange contracts	Unaffiliated investments	89,986,629		Options written outstanding, at value	73,882,692
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	15,432,023		Unrealized depreciation on OTC cross currency exchange contracts	9,904,868
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	57,034,666		Unrealized depreciation on OTC forward foreign currency exchange contracts	51,444,765
Interest rate contracts	Due from/to broker–variation margin futures	8,902,088	*	Due from/to broker—variation margin futures	10,485,626	*
Interest rate contracts	Due from/to broker—variation margin swaps	72,814,073	*	Due from/to broker—variation margin swaps	63,074,379	*
Interest rate contracts	Premiums paid for OTC swap agreements	3		Premiums received for OTC swap agreements	3,632
Interest rate contracts	Unaffiliated investments	698,898		Options written outstanding, at value	188,650
Interest rate contracts	Unrealized appreciation on OTC swap agreements	11,467,848		Unrealized depreciation on OTC swap agreements	226,088

		$287,194,222			$237,376,394

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Global Total Return Fund	161

Schedule of Investments (continued)

as of October 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(1,339,073)	$1,762,871	$—	$—	$—	$10,273,540
Foreign exchange contracts	(33,841,071)	24,900,122	—	17,609,494	—	—
Interest rate contracts	(837,034)	377,455	79,711,921	—	(313,027)	10,881,816

Total	$(36,017,178)	$27,040,448	$79,711,921	$17,609,494	$(313,027)	$21,155,356

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$1,785	$(249,501)	$—	$—	$—	$5,374,607
Foreign exchange contracts	(65,929,273)	76,682,287	—	(11,435,250)	—	—
Interest rate contracts	301,478	161,575	14,760,650	—	271,942	(6,107,270)

Total	$(65,626,010)	$76,594,361	$14,760,650	$(11,435,250)	$271,942	$(732,663)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$125,926,596	$4,270,890,312	$1,484,826,831	$1,348,205,988	$1,514,113,001

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$1,454,646,465	$181,067,448	$103,840,000	$53,596,968	$3,853,103,239

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)
$301,066,316	$642,758,399	$2,763,200

See Notes to Financial Statements.

162

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$75,921,590	$(75,921,590)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$13,972,594	$(10,970,855)	$3,001,739	$(3,001,739)	$—
Barclays Bank PLC	10,072,292	(9,237,938)	834,354	(834,354)	—
BNP Paribas S.A.	16,660,711	(13,755,601)	2,905,110	(2,905,110)	—
Citibank, N.A.	29,908,561	(29,672,303)	236,258	—	236,258
Credit Suisse International	388,658	(911,937)	(523,279)	430,000	(93,279)
Deutsche Bank AG	36,155,976	(34,757,175)	1,398,801	(1,398,801)	—
Goldman Sachs International	21,908,196	(17,293,721)	4,614,475	(3,043,418)	1,571,057
HSBC Bank USA, N.A.	5,453,451	(4,122,652)	1,330,799	(1,330,799)	—
JPMorgan Chase Bank, N.A.	7,885,943	(6,296,197)	1,589,746	(1,586,654)	3,092
JPMorgan Securities LLC	131,575	(27,896)	103,679	—	103,679
Morgan Stanley & Co. International PLC	61,700,969	(33,041,531)	28,659,438	(25,176,250)	3,483,188

See Notes to Financial Statements.

PGIM Global Total Return Fund	163

Schedule of Investments (continued)

as of October 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
The Toronto-Dominion Bank	$253,682	$(1,369,297)	$(1,115,615)	$1,115,615	$—
UBS AG	507,674	(2,359,286)	(1,851,612)	1,428,351	(423,261)

	$205,000,282	$(163,816,389)	$41,183,893	$(36,303,159)	$4,880,734

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

164

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $75,921,590:
Unaffiliated investments (cost $2,711,755,478)	$2,681,454,155
Affiliated investments (cost $113,558,342)	113,569,362
Cash	3,575,104
Foreign currency, at value (cost $1,427,254)	1,433,196
Cash segregated for counterparty—OTC	1,127,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	57,034,666
Unrealized appreciation on OTC swap agreements	33,656,063
Dividends and interest receivable	25,813,161
Receivable for Fund shares sold	21,368,745
Unrealized appreciation on OTC cross currency exchange contracts	15,432,023
Due from broker—variation margin futures	8,819,553
Premiums paid for OTC swap agreements	8,180,865
Receivable for investments sold	3,106,529
Deposit with broker for centrally cleared/exchange-traded derivatives	221,000
Tax reclaim receivable	11,013
Prepaid expenses	15,336

Total Assets	2,974,817,771

Liabilities
Payable to broker for collateral for securities on loan	78,288,204
Options written outstanding, at value (proceeds received $149,582,083)	74,312,430
Payable for investments purchased	65,725,945
Unrealized depreciation on OTC forward foreign currency exchange contracts	51,444,765
Premiums received for OTC swap agreements	14,954,158
Unrealized depreciation on OTC swap agreements	13,200,168
Unrealized depreciation on OTC cross currency exchange contracts	9,904,868
Payable for Fund shares reacquired	8,831,631
Due to broker—variation margin swaps	4,812,428
Management fee payable	976,952
Accrued expenses and other liabilities	639,799
Dividends payable	382,422
Distribution fee payable	76,463
Affiliated transfer agent fee payable	33,527
Affiliated shareholder servicing fees payable	1

Total Liabilities	323,583,761

Net Assets	$2,651,234,010

Net assets were comprised of:
Common stock, at par	$3,720,175
Paid-in capital in excess of par	2,516,894,630
Total distributable earnings (loss)	130,619,205

Net assets, October 31, 2019	$2,651,234,010

See Notes to Financial Statements.

PGIM Global Total Return Fund	165

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($216,707,586 ÷ 30,631,835 shares of common stock issued and outstanding)	$7.07
Maximum sales charge (3.25% of offering price)	0.24

Maximum offering price to public	$7.31

Class B
Net asset value, offering price and redemption price per share, ($1,114,056 ÷ 157,537 shares of common stock issued and outstanding)	$7.07

Class C
Net asset value, offering price and redemption price per share, ($37,486,342 ÷ 5,308,875 shares of common stock issued and outstanding)	$7.06

Class Z
Net asset value, offering price and redemption price per share, ($1,254,506,883 ÷ 176,408,124 shares of common stock issued and outstanding)	$7.11

Class R2
Net asset value, offering price and redemption price per share, ($184,813 ÷ 25,812 shares of common stock issued and outstanding)	$7.16

Class R4
Net asset value, offering price and redemption price per share, ($1,453,193 ÷ 202,825 shares of common stock issued and outstanding)	$7.16

Class R6
Net asset value, offering price and redemption price per share, ($1,139,781,137 ÷ 159,282,478 shares of common stock issued and outstanding)	$7.16

See Notes to Financial Statements.

166

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Interest income (net of $28,327 foreign withholding tax)	$64,798,587
Affiliated dividend income	903,940
Unaffiliated dividend income (net of $363 foreign withholding tax)	214,464
Income from securities lending, net (including affiliated income of $67,639)	172,341

Total income	66,089,332

Expenses
Management fee	10,195,093
Distribution fee(a)	830,589
Shareholder servicing fees (including affiliated expense of $8)(a)	882
Transfer agent’s fees and expenses (including affiliated expense of $169,435)(a)	1,526,281
Custodian and accounting fees	470,289
Shareholders’ reports	368,864
Registration fees(a)	161,797
SEC registration fees	70,639
Audit fee	67,991
Directors’ fees	45,684
Legal fees and expenses	28,824
Miscellaneous	49,663

Total expenses	13,816,596
Less: Fee waiver and/or expense reimbursement(a)	(768,107)

Net expenses	13,048,489

Net investment income (loss)	53,040,843

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(595))	(31,376,373)
Futures transactions	79,711,921
Forward rate agreement transactions	(313,027)
Forward and cross currency contract transactions	17,609,494
Options written transactions	27,040,448
Swap agreement transactions	21,155,356
Foreign currency transactions	(7,370,081)

106,457,738

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,339)	45,300,882
Futures	14,760,650
Forward rate agreements	271,942
Forward and cross currency contracts	(11,435,250)
Options written	76,594,361
Swap agreements	(732,663)
Foreign currencies	319,291

125,079,213

Net gain (loss) on investment and foreign currency transactions	231,536,951

Net Increase (Decrease) In Net Assets Resulting From Operations	$284,577,794

See Notes to Financial Statements.

PGIM Global Total Return Fund	167

Statement of Operations

Year Ended October 31, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	471,587	15,597	343,209	—	196	—	—
Shareholder servicing fees	—	—	—	—	78	804	—
Transfer agent’s fees and expenses	386,366	4,829	36,442	1,076,809	314	1,341	20,180
Registration fees	16,272	9,336	9,683	44,137	14,502	14,502	53,365
Fee waiver and/or expense reimbursement	(260,712)	(13,002)	(20,469)	(444,808)	(14,679)	(14,437)	—

See Notes to Financial Statements.

168

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,040,843	$35,170,559
Net realized gain (loss) on investment and foreign currency transactions	106,457,738	(14,370,524)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	125,079,213	(78,618,439)

Net increase (decrease) in net assets resulting from operations	284,577,794	(57,818,404)

Dividends and Distributions
Distributions from distributable earnings
Class A	(6,499,137)	(6,137,953)
Class B	(42,631)	(71,940)
Class C	(927,851)	(917,726)
Class Z	(32,622,407)	(22,966,009)
Class R2	(2,460)	(255)
Class R4	(27,693)	(1,015)
Class R6	(34,603,598)	(22,571,586)

	(74,725,777)	(52,666,484)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,278,611,890	1,290,833,238
Net asset value of shares issued in reinvestment of dividends and distributions	70,499,011	48,731,606
Cost of shares reacquired	(656,622,268)	(540,533,576)

Net increase (decrease) in net assets from Fund share transactions	692,488,633	799,031,268

Total increase (decrease)	902,340,650	688,546,380

Net Assets:
Beginning of year	1,748,893,360	1,060,346,980

End of year	$2,651,234,010	$1,748,893,360

See Notes to Financial Statements.

PGIM Global Total Return Fund	169

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of two funds: PGIM Global Total Return (USD Hedged) Fund and PGIM Global Total Return Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Global Total Return Fund (the “Fund”).

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Company’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

170

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

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Notes to Financial Statements (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

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Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward

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Notes to Financial Statements (continued)

currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

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The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

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Notes to Financial Statements (continued)

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed

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rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to Financial Statements (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by

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the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

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Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

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income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2019.

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Notes to Financial Statements (continued)

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares 1.08% of average daily net assets for Class R2 shares, 0.83% of average daily net assets for Class R4 shares, and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 1% and 0.25% of the average daily net assets of the Class A, Class B, Class C and Class R2 shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended October 31, 2019, PIMS received $459,834 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019,

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PIMS received $669 and $4,068 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Company’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $1,375,657,332 and $512,592,994, respectively.

PGIM Global Total Return Fund	183

Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$4,343,643	$707,596,636	$676,793,955	$—	$—	$35,146,324	35,146,324	$903,940
PGIM Institutional Money Market Fund*
28,961,591	257,548,708	208,096,005	9,339	(595)	78,423,038	78,407,357	67,639	**

$33,305,234	$965,145,344	$884,889,960	$9,339	$(595)	$113,569,362		$971,579

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $74,725,777 of ordinary income. For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $52,666,484 of ordinary income.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $42,173,182 of ordinary income and $47,383,443 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,712,699,678	$337,617,229	$(296,172,227)	$41,445,002

The differences between book basis and tax basis is primarily attributable to deferred losses on wash sales, amortization of premiums, straddle loss deferrals, futures contracts, and other cost basis differences between financial and tax accounting.

The Fund utilized approximately $28,426,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2019.

184

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion shares of common stock, at $0.01 par value per share, authorized and divided into eight classes, designated Class A, Class B, Class C, Class Z, Class R2, Class R4, Class R6 and Class T, each of which consists of 200 million, 50 million, 320 million, 650 million, 90 million, 90 million, 475 million and 125 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,536 Class R2 shares and 1,543 Class R4 shares of the Fund. At reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 67% of the Fund’s outstanding shares.

PGIM Global Total Return Fund	185

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	8,626,388	$58,869,961
Shares issued in reinvestment of dividends and distributions	869,100	5,881,730
Shares reacquired	(7,179,586)	(47,765,362)

Net increase (decrease) in shares outstanding before conversion	2,315,902	16,986,329
Shares issued upon conversion from other share class(es)	894,338	6,049,809
Shares reacquired upon conversion into other share class(es)	(1,500,946)	(10,144,021)

Net increase (decrease) in shares outstanding	1,709,294	$12,892,117

Year ended October 31, 2018:
Shares sold	10,889,230	$73,367,027
Shares issued in reinvestment of dividends and distributions	834,881	5,561,624
Shares reacquired	(6,967,781)	(46,330,288)

Net increase (decrease) in shares outstanding before conversion	4,756,330	32,598,363
Shares issued upon conversion from other share class(es)	556,745	3,674,264
Shares reacquired upon conversion into other share class(es)	(2,290,951)	(15,493,924)

Net increase (decrease) in shares outstanding	3,022,124	$20,778,703

Class B
Year ended October 31, 2019:
Shares sold	8,031	$55,457
Shares issued in reinvestment of dividends and distributions	5,057	33,909
Shares reacquired	(61,689)	(413,717)

Net increase (decrease) in shares outstanding before conversion	(48,601)	(324,351)
Shares reacquired upon conversion into other share class(es)	(134,821)	(894,677)

Net increase (decrease) in shares outstanding	(183,422)	$(1,219,028)

Year ended October 31, 2018:
Shares sold	37,578	$257,275
Shares issued in reinvestment of dividends and distributions	8,772	58,565
Shares reacquired	(85,878)	(571,206)

Net increase (decrease) in shares outstanding before conversion	(39,528)	(255,366)
Shares reacquired upon conversion into other share class(es)	(95,908)	(633,247)

Net increase (decrease) in shares outstanding	(135,436)	$(888,613)

186

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	1,453,960	$9,924,265
Shares issued in reinvestment of dividends and distributions	123,773	835,031
Shares reacquired	(1,261,928)	(8,362,063)

Net increase (decrease) in shares outstanding before conversion	315,805	2,397,233
Shares reacquired upon conversion into other share class(es)	(499,862)	(3,376,849)

Net increase (decrease) in shares outstanding	(184,057)	$(979,616)

Year ended October 31, 2018:
Shares sold	2,294,887	$15,542,300
Shares issued in reinvestment of dividends and distributions	121,101	804,239
Shares reacquired	(1,378,941)	(9,141,921)

Net increase (decrease) in shares outstanding before conversion	1,037,047	7,204,618
Shares reacquired upon conversion into other share class(es)	(224,152)	(1,509,290)

Net increase (decrease) in shares outstanding	812,895	$5,695,328

Class Z
Year ended October 31, 2019:
Shares sold	101,299,181	$695,981,186
Shares issued in reinvestment of dividends and distributions	4,272,244	29,167,212
Shares reacquired	(50,070,369)	(335,456,106)

Net increase (decrease) in shares outstanding before conversion	55,501,056	389,692,292
Shares issued upon conversion from other share class(es)	1,837,669	12,473,906
Shares reacquired upon conversion into other share class(es)	(577,277)	(3,926,593)

Net increase (decrease) in shares outstanding	56,761,448	$398,239,605

Year ended October 31, 2018:
Shares sold	103,397,910	$701,748,505
Shares issued in reinvestment of dividends and distributions	2,967,604	19,758,448
Shares reacquired	(45,990,012)	(305,303,771)

Net increase (decrease) in shares outstanding before conversion	60,375,502	416,203,182
Shares issued upon conversion from other share class(es)	2,449,265	16,637,716
Shares reacquired upon conversion into other share class(es)	(736,644)	(4,882,979)

Net increase (decrease) in shares outstanding	62,088,123	$427,957,919

Class R2
Year ended October 31, 2019:
Shares sold	27,417	$188,844
Shares issued in reinvestment of dividends and distributions	350	2,460
Shares reacquired	(3,564)	(24,048)

Net increase (decrease) in shares outstanding	24,203	$167,256

Period ended October 31, 2018*:
Shares sold	1,571	$10,785
Shares issued in reinvestment of dividends and distributions	38	255

Net increase (decrease) in shares outstanding	1,609	$11,040

PGIM Global Total Return Fund	187

Notes to Financial Statements (continued)

Class R4	Shares	Amount
Year ended October 31, 2019:
Shares sold	204,018	$1,392,468
Shares issued in reinvestment of dividends and distributions	3,698	25,648
Shares reacquired	(24,596)	(169,687)

Net increase (decrease) in shares outstanding	183,120	$1,248,429

Period ended October 31, 2018*:
Shares sold	19,550	$129,371
Shares issued in reinvestment of dividends and distributions	155	1,015

Net increase (decrease) in shares outstanding	19,705	$130,386

Class R6
Year ended October 31, 2019:
Shares sold	74,822,385	$512,199,709
Shares issued in reinvestment of dividends and distributions	5,030,242	34,553,021
Shares reacquired	(38,842,656)	(264,431,285)

Net increase (decrease) in shares outstanding before conversion	41,009,971	282,321,445
Shares issued upon conversion from other share class(es)	150,984	1,023,277
Shares reacquired upon conversion into other share class(es)	(177,538)	(1,204,852)

Net increase (decrease) in shares outstanding	40,983,417	$282,139,870

Year ended October 31, 2018:
Shares sold	73,698,438	$499,777,975
Shares issued in reinvestment of dividends and distributions	3,356,092	22,547,460
Shares reacquired	(26,619,916)	(179,186,390)

Net increase (decrease) in shares outstanding before conversion	50,434,614	343,139,045
Shares issued upon conversion from other share class(es)	363,933	2,442,152
Shares reacquired upon conversion into other share class(es)	(34,169)	(234,692)

Net increase (decrease) in shares outstanding	50,764,378	$345,346,505

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

188

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2019. The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $3,913,286, borrowed at a weighted average interest rate of 3.58%. The maximum loan outstanding amount during the period was $6,039,000. At October 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Company’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

PGIM Global Total Return Fund	189

Notes to Financial Statements (continued)

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

190

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Global Total Return Fund	191

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.36	$6.75	$6.64	$6.45	$6.88
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.14	0.17	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	(0.31)	0.19	0.25	(0.37)
Total from investment operations	0.94	(0.17)	0.33	0.42	(0.20)
Less Dividends and Distributions:
Dividends from net investment income*	(0.23)	(0.22)	(0.13)	(0.12)	(0.04)
Tax return of capital distributions	-	-	(0.05)	(0.03)	(0.19)
Distributions from net realized gains	-	-	(0.04)	(0.08)	-
Total dividends and distributions	(0.23)	(0.22)	(0.22)	(0.23)	(0.23)
Net asset value, end of year	$7.07	$6.36	$6.75	$6.64	$6.45
Total Return(b):	15.05%	(2.65)%	5.12%	6.60%	(2.90)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$216,708	$184,064	$174,732	$202,770	$157,404
Average net assets (000)	$188,633	$187,975	$175,014	$169,299	$175,942
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	0.97%	1.05%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%	0.99%	1.14%	1.24%
Net investment income (loss)	2.40%	2.11%	2.12%	2.57%	2.50%
Portfolio turnover rate(f)	37%	40%	75%	86%	95%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

192

Class B Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.36	$6.74	$6.64	$6.44	$6.88
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.09	0.12	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	(0.30)	0.18	0.26	(0.38)
Total from investment operations	0.89	(0.21)	0.27	0.38	(0.26)
Less Dividends and Distributions:
Dividends from net investment income*	(0.18)	(0.17)	(0.10)	(0.08)	(0.03)
Tax return of capital distributions	-	-	(0.03)	(0.02)	(0.15)
Distributions from net realized gains	-	-	(0.04)	(0.08)	-
Total dividends and distributions	(0.18)	(0.17)	(0.17)	(0.18)	(0.18)
Net asset value, end of year	$7.07	$6.36	$6.74	$6.64	$6.44
Total Return(b):	14.20%	(3.23)%	4.20%	5.99%	(3.75)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,114	$2,168	$3,212	$4,202	$4,660
Average net assets (000)	$1,560	$2,885	$3,559	$4,457	$5,469
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.72%	1.80%
Expenses before waivers and/or expense reimbursement	2.46%	2.37%	1.74%	1.89%	1.97%
Net investment income (loss)	1.70%	1.34%	1.39%	1.85%	1.77%
Portfolio turnover rate(e)	37%	40%	75%	86%	95%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	193

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.35	$6.73	$6.63	$6.44	$6.86
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.09	0.12	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	(0.30)	0.18	0.25	(0.36)
Total from investment operations	0.89	(0.21)	0.27	0.37	(0.24)
Less Dividends and Distributions:
Dividends from net investment income*	(0.18)	(0.17)	(0.10)	(0.08)	(0.03)
Tax return of capital distributions	-	-	(0.03)	(0.02)	(0.15)
Distributions from net realized gains	-	-	(0.04)	(0.08)	-
Total dividends and distributions	(0.18)	(0.17)	(0.17)	(0.18)	(0.18)
Net asset value, end of year	$7.06	$6.35	$6.73	$6.63	$6.44
Total Return(b):	14.21%	(3.24)%	4.19%	5.82%	(3.48)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,486	$34,889	$31,509	$35,848	$29,427
Average net assets (000)	$34,321	$36,335	$31,191	$30,873	$33,144
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.72%	1.80%
Expenses before waivers and/or expense reimbursement	1.69%	1.73%	1.74%	1.89%	1.97%
Net investment income (loss)	1.65%	1.37%	1.39%	1.83%	1.76%
Portfolio turnover rate(e)	37%	40%	75%	86%	95%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

194

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.40	$6.78	$6.67	$6.47	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	(0.31)	0.20	0.27	(0.36)
Total from investment operations	0.96	(0.15)	0.35	0.45	(0.18)
Less Dividends and Distributions:
Dividends from net investment income*	(0.25)	(0.23)	(0.15)	(0.14)	(0.05)
Tax return of capital distributions	-	-	(0.05)	(0.03)	(0.20)
Distributions from net realized gains	-	-	(0.04)	(0.08)	-
Total dividends and distributions	(0.25)	(0.23)	(0.24)	(0.25)	(0.25)
Net asset value, end of year	$7.11	$6.40	$6.78	$6.67	$6.47
Total Return(b):	15.25%	(2.25)%	5.35%	7.00%	(2.66)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,254,507	$765,708	$390,194	$303,960	$115,119
Average net assets (000)	$888,961	$648,173	$340,627	$153,146	$129,045
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.72%	0.80%
Expenses before waivers and/or expense reimbursement	0.68%	0.71%	0.74%	0.89%	0.96%
Net investment income (loss)	2.61%	2.39%	2.35%	2.77%	2.73%
Portfolio turnover rate(e)	37%	40%	75%	86%	95%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	195

Financial Highlights (continued)

Class R2 Shares
	Year Ended October 31, 2019	December 27, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.44	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.79	(0.38)
Total from investment operations	0.94	(0.29)
Less Dividends and Distributions:
Dividends from net investment income*	(0.22)	(0.17)
Net asset value, end of period	$7.16	$6.44
Total Return(c):	14.81%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$185	$10
Average net assets (000)	$78	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	(e)
Expenses before waivers and/or expense reimbursement	19.82%	236.32%	(e)
Net investment income (loss)	2.11%	1.67%	(e)
Portfolio turnover rate(f)	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

196

Class R4 Shares
	Year Ended October 31, 2019	December 27, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.45	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.79	(0.38)
Total from investment operations	0.95	(0.26)
Less Dividends and Distributions:
Dividends from net investment income*	(0.24)	(0.19)
Net asset value, end of period	$7.16	$6.45
Total Return(c):	14.92%	(3.88)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,453	$127
Average net assets (000)	$804	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	(e)
Expenses before waivers and/or expense reimbursement	2.63%	70.94%	(e)
Net investment income (loss)	2.34%	2.23%	(e)
Portfolio turnover rate(f)	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	197

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.44	$6.82	$6.72	$6.53	$6.97
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.16	0.19	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.80	(0.30)	0.18	0.26	(0.36)
Total from investment operations	0.98	(0.14)	0.34	0.45	(0.19)
Less Dividends and Distributions:
Dividends from net investment income*	(0.26)	(0.24)	(0.15)	(0.15)	(0.05)
Tax return of capital distributions	-	-	(0.05)	(0.03)	(0.20)
Distributions from net realized gains	-	-	(0.04)	(0.08)	-
Total dividends and distributions	(0.26)	(0.24)	(0.24)	(0.26)	(0.25)
Net asset value, end of year	$7.16	$6.44	$6.82	$6.72	$6.53
Total Return(b):	15.25%	(2.19)%	5.21%	6.90%	(2.71)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,139,781	$761,927	$460,700	$61,713	$27,141
Average net assets (000)	$925,868	$636,670	$271,620	$40,135	$19,157
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.56%	0.58%	0.58%	0.59%	0.72%
Expenses before waivers and/or expense reimbursement	0.56%	0.58%	0.59%	0.76%	0.82%
Net investment income (loss)	2.67%	2.39%	2.33%	2.86%	2.64%
Portfolio turnover rate(e)	37%	40%	75%	86%	95%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

198

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Global Total Return Fund and Board of Directors

Prudential Global Total Return Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global Total Return Fund, a series of Prudential Global Total Return Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

PGIM Global Total Return Fund	199

Federal Income Tax Information (unaudited)

For the year ended October 31, 2019, the Fund reports the maximum amount allowable but not less than 41.70% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2019.

200

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Global Total Return Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Global Total Return Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its

[1]	PGIM Global Total Return Fund is a series of Prudential Global Total Return Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

Visit our website at pgiminvestments.com

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class B shares, 1.63% for Class C shares, 0.63% for Class Z shares, 1.08% for Class R2 shares, 0.83% for Class R4 shares, and 0.58% for Class R6 shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN FUND

SHARE CLASS	A	B	C	Z	R2	R4	R6
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX	PGTOX	PGTSX	PGTQX
CUSIP	74439A103	74439A202	74439A301	74439A400	74439A863	74439A855	74439A509

MF169E

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•	Overall, duration and yield curve positioning, as well as sector and issuer selection, were all large contributors to the Fund’s performance over the reporting period.

•

Strong sector and issuer selection across developed sovereign debt, European peripheral issuers (i.e., non-core European countries), high yield corporates, investment-grade corporates, high-quality structured products, and emerging markets agencies added to performance for the period. Looking at specific issuers, overweights to Greece, Italy and Portugal as well as an underweight to France were among the largest contributors to performance.

•	Positioning in developed Treasuries and emerging regional authorities hurt the Fund’s performance over the reporting period.

•	Looking at specific issuers, overweights to Argentina and the Province of Buenos Aires were among the largest detractors from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Global Total Return (USD Hedged) Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return (USD Hedged) Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return (USD Hedged) Fund

December 16, 2019

PGIM Global Total Return (USD Hedged) Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	12.62	5.06 (12/12/17)
Class C	14.59	6.14 (12/12/17)
Class Z	16.71	7.19 (12/12/17)
Class R6	16.79	7.25 (12/12/17)
Bloomberg Barclays Global Aggregate (USD Hedged) Index
	10.67	5.46

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	16.40	6.91 (12/12/17)
Class C	15.59	6.14 (12/12/17)
Class Z	16.71	7.19 (12/12/17)
Class R6	16.79	7.25 (12/12/17)
Bloomberg Barclays Global Aggregate (USD Hedged) Index
	10.67	5.46

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal period (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

PGIM Global Total Return (USD Hedged) Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases on or after July 15, 2019: 3.25% of the public offering price. For purchases prior to July 15, 2019: 4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

		1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Global Aggregate (USD Hedged) Index—The Bloomberg Barclays Global Aggregate (USD Hedged) Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. Returns for the index are hedged to the US Dollar.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Distributions and Yields as of 10/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.56	1.55	0.03
Class C	0.49	1.12	–5.97
Class Z	0.59	2.12	–0.30
Class R6	0.59	2.17	0.85

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/19 (%)
AAA	22.2
AA	8.9
A	20.8
BBB	29.0
BB	8.4
B	4.7
CCC	0.6
Not Rated	5.1
Cash/Cash Equivalents	0.3
Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Global Total Return (USD Hedged) Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return (US Hedged) Fund’s Class Z shares returned 16.71% in the 12-month reporting period that ended October 31, 2019, outperforming the 10.67% return of the Bloomberg Barclays Global Aggregate (US Hedged) Index (the Index).

What were the market conditions?

•

The fourth quarter of 2018 represented a major shift in market sentiment across global asset classes. Interest rates peaked in early October and aggressively rallied as Brexit worries, fears of an escalating trade war, weaker economic data, and a hawkish Federal Reserve (Fed) punished risk assets, sending developed-market interest rates to yearly lows. As the fourth quarter concluded, the yield on 10-year German government bunds and Japanese government bonds (JGB) plummeted to depths not seen in years, while the 10-year US Treasury note yield ended the quarter just above its low from early in 2018. Additionally, after beginning the quarter higher, the yield on Italy’s 10-year BTP government bond declined below 3% for the first time since September 2018 as Italy slowly moved its 2019 budget target closer to the European Commission’s suggestion.

•

The decline in rates throughout most of first quarter of 2019 accelerated late in the quarter after the latest dovish pivots by the European Central Bank (ECB) and the Fed. The breadth of the decline left 10-year yields in several countries at multi-year or record lows. The Fed continued its pivot into the March Federal Open Market Committee (FOMC) meeting when the median federal funds rate projections for 2019, 2020, and 2021 each fell by 50 basis points (bps). (One basis point is 0.01%.) The FOMC also indicated that the balance sheet roll-off—a policy widely viewed as a modest tightening measure—would slow in May and end in September 2019. The ongoing weakness in European economic and inflation data (e.g., the precipitous decline in Germany’s March Purchasing Managers’ Index to 44.7 from more than 62 in late 2017) led to a bull flattening along the bund yield curve. (A yield curve is a series of points that graphically shows the yields on fixed income securities that have the same credit quality but different maturities.)

•

Interest rates across the G4 tumbled throughout the second quarter of 2019 (Japan: –7 bps, Germany: –25 bps, UK: –17 bps, and US Treasuries: –40 bps), driven by lackluster global economic data, lingering US-China trade tensions, and rising probabilities of easier global monetary policies. The Fed’s shift toward a more accommodative stance culminated in its June meeting with a drop in the median estimate of the long-run neutral fed funds rate from 2.8% to 2.5%—the top of its target range—as the third quarter of 2019 commenced. European economic and inflation data remained soft in the second quarter, which contributed to a bull flattening of the bunds curve.

•

Developed market rates took another leg down in the third quarter of 2019 as central banks collectively eased policies to counter signs of mounting global economic weakness and uncertainty. It was the second consecutive quarter of double-digit basis point

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declines for US and German 10-year yields (down 35 bps and 25 bps to 1.67% and –0.57%, respectively), while the Japanese 10-year yield also fell deeper into negative territory (down 10 bps to -0.22%). As the fourth quarter of 2019 progresses, US Treasury yields remain elevated in a global context, particularly with nearly $15 trillion in negative-yielding debt outstanding. In Europe, the ECB’s decision to renew its asset purchases creates a supportive backdrop for rates, particularly at the 7-year point of the German bund and French Oat markets. After the Bank of Japan (BoJ) mentioned the desirability of a steeper yield curve to support the banking sector, it subsequently announced reduced purchases at the back of the curve. Looking ahead, the BoJ may take additional steps in its attempt to steepen the yield curve.

•

Front-end Treasury yields fell, and the curve steepened in October 2019 as US-China trade uncertainty and weaker-than-expected US economic data drove a flight to safety. As part of the Fed’s expected 25-bp reduction in the targeted federal funds range, the FOMC removed a reference to “act as appropriate” to sustain the economic expansion, signaling for many that it is done cutting rates for now. UK gilt yields rose 14-16 bps as the risk of a no-deal Brexit receded, and the 10-year bund yields closed 16 bps higher to –0.41%. Elsewhere, the JGB curve flattened, with the 10-year JGB yield higher by 7 bps for the month.

What worked?

•	Overall, duration and yield curve positioning, as well as sector and issuer selection, were all large contributors to the Fund’s performance over the reporting period.

•

Strong sector and issuer selection across developed sovereign debt, European peripheral issuers (i.e., non-core European countries), high yield corporates, investment-grade corporates, high-quality structured products, and emerging markets agencies added to performance for the period. Looking at specific issuers, overweights to Greece, Italy and Portugal as well as an underweight to France were among the largest contributors to performance.

•

In developed rates, a long duration position in the US was the largest contributor to performance. In emerging markets, long duration positioning in Brazilian rates was a strong contributor to performance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) A curve flattener in euro rates also added value.

•	Although overall currency positioning hurt performance, overweights to the Russian ruble, Mexican peso, and Egyptian pound helped to offset some of the losses.

What didn’t work?

•	Positioning in developed Treasuries and emerging regional authorities hurt the Fund’s performance over the reporting period.
•	Looking at specific issuers, overweights to Argentina and the Province of Buenos Aires were among the largest detractors from performance.

PGIM Global Total Return (USD Hedged) Fund	11

Strategy and Performance Overview (continued)

•	In developed rates, duration positioning in Canadian rates modestly hurt performance. In emerging rates, duration positioning in the Czech Republic was a slight detractor.

•	Currency positioning hurt performance over the period. An overweight to the Norwegian krone and underweights to the euro and South African rand were among the largest detractors from performance.

Did the Fund use derivatives?

•

The Fund used interest-rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. The use of interest-rate futures had a negative impact on the Fund’s performance while the use of interest-rate swaps added to performance.

•

Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure added value during the reporting period.

•	In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

PGIM Fixed Income maintains its positive view of fundamentals in the credit sectors of fixed income with positioning in spread sectors, including high yield, emerging market, and structured product sectors such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund is maintaining an up-in-quality focus (with some exceptions) as capital stack/issuer valuations remain compressed. PGIM Fixed Income is constructive on US high yield and continues to like independent power producers and US consumer-related names. PGIM Fixed Income remains cautious on commodities but is looking at unique opportunities in natural gas and health care. The Fund ended the period with an underweight to investment-grade corporates. As we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials.

•

The Fund is overweight in debt of European peripheral countries, as well as a select group of emerging market issuers, in mostly sovereign issues. The Fund has a very small allocation to government-related sectors, including Treasuries and agencies, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

•

In currency positioning relative to the Index, the Fund is underweight to the Swiss franc and the euro while maintaining an overweight to the US dollar and the Japanese yen. The Fund maintains a select set of small allocations, both underweight and overweight, within emerging market and “commodity” currencies, such as overweight exposure to the Singapore dollar, Norwegian krone, and Russian ruble, while taking underweight exposures to the Taiwan dollar and Indonesian rupiah.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Global Total Return (USD Hedged) Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return (USD Hedged) Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,084.40	0.88%	$4.62
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class C	Actual	$1,000.00	$1,080.80	1.63%	$8.55
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$1,086.00	0.63%	$3.31
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class R6	Actual	$1,000.00	$1,086.40	0.58%	$3.05
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.5%

ASSET-BACKED SECURITIES 17.4%

Cayman Islands 11.5%
Bain Capital Credit CLO, Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	2.894	%(c)	04/23/31	250	$246,390
BlueMountain CLO Ltd., Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	3.446	(c)	08/20/32	250	249,702
Brookside Mill CLO Ltd., Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.352	(c)	01/17/28	250	244,531
Carlyle Global Market Strategies CLO Ltd., Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.972	(c)	04/17/31	250	247,515
CBAM Ltd., Series 2019-11A, Class A1, 144A	—	(p)	10/20/32	250	250,000
Cent CLO Ltd., Series-C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	2.966	(c)	04/30/31	250	247,282
Greenwood Park CLO Ltd., Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	3.011	(c)	04/15/31	250	246,792
Greywolf CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	2.966	(c)	04/26/31	250	245,726
HPS Loan Management Ltd., Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	3.486	(c)	07/22/32	250	249,070
MidOcean Credit CLO,
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	3.286	(c)	02/20/31	250	247,769
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.786	(c)	02/20/31	250	245,635
OZLM Ltd., Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	3.752	(c)	04/17/31	250	247,452
Telos CLO Ltd., Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	3.242	(c)	01/17/30	250	248,219
TICP CLO Ltd., Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	3.266	(c)	07/20/27	250	244,174

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Tryon Park CLO Ltd., Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.501	%(c)	04/15/29		250	$246,069
Voya CLO Ltd., Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.910	(c)	04/25/31		250	246,261

						3,952,587

Ireland 1.6%
Arbour CLO DAC, Series 03A, Class B1R, 144A	1.920		03/15/29	EUR	250	278,830
Armada Euro CLO DAC, Series 02A, Class A3, 144A	1.500		11/15/31	EUR	250	278,716

						557,546

Spain 0.4%
TFS, Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	128	142,543

United States 3.9%
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.194	(c)	05/17/31		250	246,297
Citibank Credit Card Issuance Trust, Series 2018-A07, Class A7	3.960		10/13/30		100	113,543
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A	3.000		12/20/27		100	100,691
Series 2019-02A, Class A, 144A	2.780		04/20/28		200	199,947
OneMain Direct Auto Receivables Trust, Series 2019-01A, Class A, 144A	3.630		09/14/27		100	104,164
Oportun Funding LLC, Series 2018-A, Class A, 144A	3.610		03/08/24		250	252,855
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	4.673	(c)	02/25/23		100	100,619
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.473	(c)	08/25/25		100	100,347

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	4.623	%(c)	06/25/24	120	$119,948

					1,338,411

TOTAL ASSET-BACKED SECURITIES (cost $6,079,399)					5,991,087

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.4%

United States
BANK, Series 2018-BN10, Class A4	3.428		02/15/61	250	268,460
Benchmark Mortgage Trust,
Series 2018-B01, Class A3	3.355		01/15/51	175	182,881
Series 2018-B02, Class A3	3.544		02/15/51	200	211,286
Series 2018-B03, Class A3	3.746		04/10/51	125	133,193
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.000	(c)	10/15/36	100	100,127
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	4.300	(c)	10/15/36	100	100,158
Citigroup Commercial Mortgage Trust, Series 2018-B02, Class A3	3.744		03/10/51	150	164,670
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	4.064	(c)	05/15/36	100	100,376
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.662	(cc)	11/25/25	4,581	154,947
GS Mortgage Securities Trust, Series 2018-GS09, Class A3	3.727		03/10/51	125	136,835
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A3	3.418		12/15/50	750	799,990
Series 2018-C08, Class A3	3.720		02/15/51	250	272,190
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684		10/15/49	250	254,645

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,734,907)					2,879,758

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS 31.0%

Canada 0.9%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.500%		12/01/24			25	$24,234
Sr. Unsec’d. Notes, 144A	7.500		03/15/25			25	23,906
Sr. Unsec’d. Notes, 144A	7.875		04/15/27			40	37,800
Hydro-Quebec, Gov’t. Gtd. Notes, Series HK	9.375		04/15/30			150	242,493

							328,433

China 1.3%
Aircraft Finance Co. Ltd., Sr. Sec’d. Notes, Series B	4.100		03/29/26			200	207,000
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750		06/14/22		EUR	100	114,814
Sinopec Group Overseas Development 2015 Ltd., Gtd. Notes	1.000		04/28/22		EUR	100	113,680

							435,494

France 1.4%
Credit Agricole Assurances SA, Sub. Notes	4.250	(ff)	—	(rr)	EUR	100	122,822
SNCF Reseau, Sr. Unsec’d. Notes	4.700		06/01/35		CAD	100	94,748
Societe Generale SA, Sr. Unsec’d. Notes, 144A, MTN	3.875		03/28/24			255	267,764

							485,334

Germany 1.4%
Deutsche Bahn Finance GmbH, Gtd. Notes, MTN	3.800		09/27/27		AUD	100	77,767
Deutsche Bank AG, Sr. Unsec’d. Notes	4.250		02/04/21			200	203,940
Takko Luxembourg SCA, Sr. Sec’d. Notes, EMTN	5.375		11/15/23		EUR	100	103,124
Volkswagen International Finance NV, Gtd. Notes	2.700	(ff)	—	(rr)	EUR	100	114,876

							499,707

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.3%
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	1.875%		11/05/31	EUR	100	$110,747

Italy 1.3%
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	(ff)	10/27/47	EUR	100	134,115
Intesa Sanpaolo SpA, Sr. Unsec’d. Notes, 144A	3.375		01/12/23		200	202,473
Rossini Sarl, Sr. Sec’d. Notes, 144A	6.750		10/30/25	EUR	100	123,274

						459,862

Kazakhstan 0.3%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250		12/05/23	CHF	50	55,078
Gtd. Notes	3.638		06/20/22	CHF	50	54,219

						109,297

Mexico 1.0%
Petroleos Mexicanos, Gtd. Notes	3.625		11/24/25	EUR	300	340,670

Netherlands 0.4%
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, MTN	3.400		07/22/25	AUD	200	151,968

Peru 0.6%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	1.963	(s)	06/02/25		206	190,715

Russia 0.4%
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes	4.250		04/06/24	GBP	100	140,114

Spain 0.4%
Adif-Alta Velocidad, Sr. Unsec’d. Notes, EMTN	1.875		01/28/25	EUR	100	121,713

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank 0.4%
African Development Bank, Sr. Unsec’d. Notes, EMTN	0.500%		09/21/21	NZD	200	$125,656

Switzerland 1.4%
Credit Suisse Group AG, Sr. Unsec’d. Notes, 144A	2.593	(ff)	09/11/25		250	249,263
UBS Group AG, Gtd. Notes, 144A	4.125		09/24/25		200	217,974

						467,237

United Arab Emirates 0.4%
First Abu Dhabi Bank PJSC, Sr. Unsec’d. Notes, EMTN	4.800		06/01/21	CNY	1,000	144,150

United Kingdom 3.2%
Barclays PLC, Sr. Unsec’d. Notes	3.932	(ff)	05/07/25		200	208,638
BAT Capital Corp., Gtd. Notes	2.789		09/06/24		200	199,009
CPUK Finance Ltd., Sec’d. Notes	4.875		02/28/47	GBP	100	132,774
DS Smith PLC, Sr. Unsec’d. Notes, EMTN	1.375		07/26/24	EUR	100	115,099
eG Global Finance PLC, Sr. Sec’d. Notes, 144A	6.250		10/30/25	EUR	100	115,155
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes	3.875		09/12/23		200	208,555
Stonegate Pub Co. Financing PLC, Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 6.250%	7.031	(c)	03/15/22	GBP	100	129,859

						1,109,089

United States 15.9%
AMC Entertainment Holdings, Inc., Gtd. Notes	5.875		11/15/26		50	45,562
American Axle & Manufacturing, Inc., Gtd. Notes	6.500		04/01/27		50	47,375
American International Group, Inc., Sr. Unsec’d. Notes	1.875		06/21/27	EUR	100	120,551
Anthem, Inc., Sr. Unsec’d. Notes	2.875		09/15/29		100	99,037

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	7.000%		11/01/26	25	$19,125
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	9.875		04/01/27	50	55,750
AT&T, Inc.,
Sr. Unsec’d. Notes	4.550		03/09/49	60	64,503
Sr. Unsec’d. Notes	4.750		05/15/46	85	94,294
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	2.884	(ff)	10/22/30	170	171,098
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30	85	87,627
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500		01/31/27	10	11,250
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	7.250		05/30/29	10	11,012
Sr. Sec’d. Notes, 144A	5.750		08/15/27	5	5,430
Beazer Homes USA, Inc.,
Gtd. Notes	6.750		03/15/25	50	51,750
Sr. Unsec’d. Notes, 144A	7.250		10/15/29	20	21,050
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	3.200		06/15/26	25	26,556
Sr. Unsec’d. Notes, 144A	3.400		07/26/29	75	80,704
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	4.125		05/15/29	65	70,234
Broadcom, Inc.,
Gtd. Notes, 144A	3.125		04/15/21	55	55,657
Gtd. Notes, 144A	3.125		10/15/22	45	45,850
Calpine Corp., Sr. Unsec’d. Notes	5.750		01/15/25	50	51,250
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000		02/01/28	75	78,469
Celgene Corp., Sr. Unsec’d. Notes	3.450		11/15/27	100	106,907
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.800		03/01/50	35	35,512
Sr. Sec’d. Notes	6.384		10/23/35	100	122,881
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A	9.250		02/15/24	46	50,600
CVS Health Corp., Sr. Unsec’d. Notes	4.300		03/25/28	10	10,855

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	6.500%		06/01/26		50	$52,500
DH Europe Finance II Sarl,
Gtd. Notes	0.200		03/18/26	EUR	100	110,436
Gtd. Notes	0.450		03/18/28	EUR	100	110,504
Diamond Sports Group LLC/Diamond Sports Finance Co., Gtd. Notes, 144A	6.625		08/15/27		20	20,600
Discovery Communications LLC, Gtd. Notes	4.900		03/11/26		100	111,685
DISH DBS Corp., Gtd. Notes	7.750		07/01/26		75	75,664
Embarq Corp., Sr. Unsec’d. Notes	7.995		06/01/36		75	74,250
Energizer Gamma Acquisition BV, Gtd. Notes	4.625		07/15/26	EUR	100	117,596
Everi Payments, Inc., Gtd. Notes, 144A	7.500		12/15/25		25	26,344
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.500		05/21/27	EUR	100	118,505
Goldman Sachs Group, Inc. (The), Sub. Notes	4.750		10/12/21	EUR	150	181,929
HCA, Inc., Sr. Sec’d. Notes	5.250		04/15/25		100	111,543
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes, 144A	6.500		04/15/29		25	27,813
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.702	(ff)	05/06/30		65	69,922
Kinder Morgan, Inc., Gtd. Notes	4.300		03/01/28		200	217,477
Kraft Heinz Foods Co.,
Gtd. Notes	3.000		06/01/26		100	99,656
Gtd. Notes, 144A	4.875		10/01/49		20	20,615
Liberty Mutual Group, Inc., Gtd. Notes	2.750		05/04/26	EUR	100	125,180
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	1.349		09/21/26	EUR	100	117,506
Medtronic Global Holdings SCA,
Gtd. Notes	1.000		07/02/31	EUR	100	115,291
Gtd. Notes	1.125		03/07/27	EUR	100	118,135

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes, EMTN	1.342	%(ff)	10/23/26	EUR	100	$117,216
Sub. Notes, GMTN	4.350		09/08/26		100	108,964
MPLX LP, Sr. Unsec’d. Notes	4.000		03/15/28		25	25,979
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125		07/15/23		15	15,900
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200		04/01/26		100	104,515
NRG Energy, Inc., Gtd. Notes	5.750		01/15/28		53	57,372
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.600		08/13/21		15	15,100
Sr. Unsec’d. Notes	2.700		08/15/22		25	25,265
ONEOK, Inc., Gtd. Notes	4.450		09/01/49		120	119,656
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500		11/01/23		50	50,500
Gtd. Notes	5.625		12/01/25		25	25,812
Scientific Games International, Inc., Gtd. Notes	6.625		05/15/21		50	50,625
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200		09/23/26		25	25,849
Sprint Capital Corp., Gtd. Notes	8.750		03/15/32		50	60,969
Stryker Corp., Sr. Unsec’d. Notes	2.625		11/30/30	EUR	100	133,791
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500		01/15/28		50	46,875
Tenet Healthcare Corp.,
Sec’d. Notes, 144A	6.250		02/01/27		50	52,812
Sr. Unsec’d. Notes	6.750		06/15/23		25	26,500
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	0.500		03/01/28	EUR	100	110,972
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.700		11/01/33		25	25,062
United Rentals North America, Inc.,
Gtd. Notes	5.250		01/15/30		10	10,513
Gtd. Notes	5.500		05/15/27		100	105,437
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.250		04/08/30	EUR	100	117,759

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.000%		07/31/27		45	$46,575
Welltower, Inc., Sr. Unsec’d. Notes	3.100		01/15/30		70	70,900
William Lyon Homes, Inc., Gtd. Notes	6.000		09/01/23		50	51,750
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.600		03/15/22		100	102,904
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	1.414		12/13/22	EUR	100	115,634

						5,485,246

TOTAL CORPORATE BONDS (cost $10,543,414)						10,705,432

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.1%

Bermuda 0.4%
Bellemeade Re Ltd., Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	04/25/28		148	148,329

United States 0.7%
GS Mortgage-Backed Securities Trust, Series 2019-SL01, Class A1, 144A	2.625	(cc)	01/25/59		92	91,556
Legacy Mortgage Asset Trust, Series 2019-PR01, Class A1, 144A	3.858		09/25/59		100	99,998
LSTAR Securities Investment Trust, Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/23		35	35,241

						226,795

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $374,962)						375,124

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 37.2%

Argentina 0.6%
Argentine Republic Government International Bond, Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	310	$161,991
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375	01/20/23	EUR	100	36,693

					198,684

Austria 0.5%
Republic of Austria Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	160	164,365

Brazil 2.0%
Brazil Loan Trust 1, Gov’t. Gtd. Notes	5.477	07/24/23		112	116,623
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		540	573,756

					690,379

Bulgaria 0.4%
Bulgaria Government International Bond, Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	100	146,816

Canada 0.3%
City of Toronto Canada, Unsec’d. Notes	3.500	12/06/21	CAD	150	117,623

Chile 0.4%
Chile Government International Bond, Sr. Unsec’d. Notes	1.440	02/01/29	EUR	115	139,100

China 0.4%
Export-Import Bank of China (The), Sr. Unsec’d. Notes	4.400	05/14/24	CNY	1,000	147,819

Colombia 1.9%
Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	500	662,209

Croatia 0.7%
Croatia Government International Bond, Sr. Unsec’d. Notes	6.000	01/26/24		200	229,864

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Cyprus 1.8%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.750%		06/27/24	EUR	300	$376,232
Sr. Unsec’d. Notes, EMTN	2.750		02/26/34	EUR	100	138,884
Sr. Unsec’d. Notes, EMTN	2.750		05/03/49	EUR	30	43,707
Sr. Unsec’d. Notes, EMTN	4.250		11/04/25	EUR	50	68,922

						627,745

Dominican Republic 0.3%
Dominican Republic International Bond, Sr. Unsec’d. Notes	5.950		01/25/27		100	109,751

Germany 0.4%
Bundesrepublik Deutschland Bundesanleihe, Bonds	0.250		02/15/29	EUR	115	136,660

Greece 2.2%
Hellenic Republic Government Bond,
Bonds	0.000	(cc)	10/15/42	EUR	5,000	20,912
Bonds	3.000	(cc)	02/24/37	EUR	440	625,672
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	20	25,587
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes	5.200		07/17/34	EUR	50	78,258

						750,429

Hungary 0.5%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750		10/10/27	EUR	100	125,536
Sr. Unsec’d. Notes	4.300		12/19/21	CNY	300	42,860

						168,396

Indonesia 1.7%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.750		04/24/25	EUR	200	233,544
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	100	127,171
Sr. Unsec’d. Notes, EMTN	4.125		01/15/25		200	212,870

						573,585

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Israel 0.4%
Israel Government International Bond, Sr. Unsec’d. Notes, EMTN	1.500%		01/18/27	EUR	100	$121,902

Italy 4.3%
City of Rome Italy, Sr. Unsec’d. Notes, EMTN	5.345		01/27/48	EUR	50	88,678
Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800		03/01/67	EUR	105	135,119
Unsec’d. Notes, 144A	3.350		03/01/35	EUR	400	560,225
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor 2.000%)	2.000	(c)	06/15/20	EUR	100	112,870
Sr. Unsec’d. Notes, EMTN	5.125		07/31/24	EUR	350	473,457
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	60	99,758

						1,470,107

Japan 0.7%
Japan Government Thirty Year Bond, Sr. Unsec’d. Notes, Series 63	0.400		06/20/49	JPY	5,000	46,448
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes, Series 168	0.400		03/20/39	JPY	10,000	95,698
Sr. Unsec’d. Notes, Series 169	0.300		06/20/39	JPY	10,000	93,888

						236,034

Kazakhstan 0.4%
Kazakhstan Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	2.375		11/09/28	EUR	115	144,356

Malaysia 0.3%
Malaysia Government Bond, Sr. Unsec’d. Notes, Series 314	4.048		09/30/21	MYR	457	111,250

Mexico 1.4%
Mexico Government International Bond,
Sr. Unsec’d. Notes	2.875		04/08/39	EUR	100	125,973
Sr. Unsec’d. Notes, EMTN	1.750		04/17/28	EUR	100	117,525
Sr. Unsec’d. Notes, GMTN	6.750		02/06/24	GBP	150	233,649

						477,147

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	27

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

New Zealand 0.4%
New Zealand Local Government Funding Agency Bond, Gov’t. Gtd. Notes	4.500%	04/15/27	NZD	200	$152,508

Panama 0.6%
Panama Government International Bond, Sr. Unsec’d. Notes	3.875	03/17/28		200	217,502

Peru 0.7%
Peruvian Government International Bond, Sr. Unsec’d. Notes	2.750	01/30/26	EUR	200	256,519

Poland 0.6%
Republic of Poland Government International Bond, Sr. Unsec’d. Notes	5.000	03/23/22		200	214,132

Portugal 3.1%
Portugal Government International Bond, Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		600	85,052
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	435	664,753
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	195	337,035

					1,086,840

Romania 0.6%
Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	132,806
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	50	57,717

					190,523

Russia 0.7%
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes	2.875	12/04/25	EUR	200	251,480

Saudi Arabia 1.0%
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	147,080
Sr. Unsec’d. Notes, EMTN	2.875	03/04/23		200	204,136

					351,216

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Senegal 0.3%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750%	03/13/28	EUR	100	$115,316

Serbia 0.7%
Serbia International Bond, Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	200	229,484

Spain 4.1%
Instituto de Credito Oficial, Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	104,942
Spain Government Bond,
Bonds, 144A	5.150	10/31/28	EUR	200	322,133
Sr. Unsec’d. Notes, 144A	1.850	07/30/35	EUR	270	354,805
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	60	111,437
Unsec’d. Notes, 144A	1.300	10/31/26	EUR	285	346,541
Spain Government International Bond, Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	100	167,260

					1,407,118

Sweden 0.3%
Svensk Exportkredit AB, Sr. Unsec’d. Notes, EMTN	0.500	03/15/22	ZAR	2,000	111,491

Turkey 0.7%
Turkey Government International Bond,
Sr. Unsec’d. Notes	5.200	02/16/26	EUR	100	116,906
Sr. Unsec’d. Notes, EMTN	3.250	06/14/25	EUR	100	108,184

					225,090

Ukraine 0.7%
Ukraine Government International Bond, Sr. Unsec’d. Notes	6.750	06/20/26	EUR	200	246,365

United Arab Emirates 0.6%
Abu Dhabi Government International Bond, Sr. Unsec’d. Notes	2.500	10/11/22		200	202,060

United Kingdom 0.2%
United Kingdom Gilt, Bonds	1.750	01/22/49	GBP	35	52,304

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Uruguay 0.3%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375%	10/27/27	39	$43,447
Sr. Unsec’d. Notes	4.375	01/23/31	63	69,669

				113,116

TOTAL SOVEREIGN BONDS (cost $12,542,507)				12,847,285

U.S. GOVERNMENT AGENCY OBLIGATION 0.2%
Indonesia Government USAID Bond U.S. Gov’t. Gtd. Notes (cost $66,260)	9.300	07/01/20^	65	66,397

U.S. TREASURY OBLIGATION 2.2%
U.S. Treasury Bonds(k) (cost $667,309)	2.750	08/15/47	675	754,392

TOTAL LONG-TERM INVESTMENTS (cost $33,008,758)				33,619,475

			Shares

SHORT-TERM INVESTMENTS 2.2%

AFFILIATED MUTUAL FUNDS 2.2%
PGIM Core Ultra Short Bond Fund(w)			752,873	752,873
PGIM Institutional Money Market Fund(w)			6	6

TOTAL AFFILIATED MUTUAL FUNDS (cost $752,879)				752,879

OPTIONS PURCHASED*~ 0.0% (cost $915)				10,122

TOTAL SHORT-TERM INVESTMENTS (cost $753,794)				763,001

TOTAL INVESTMENTS 99.7% (cost $33,762,552)				34,382,476
Other assets in excess of liabilities(z) 0.3%				111,250

NET ASSETS 100.0%				$34,493,726

See Notes to Financial Statements.

30

Below is a list of the abbreviation(s) used in the annual report:

AED—United Arab Emirates Dirham

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

CNY—China Yuan

COP—Colombian Peso

CZK—Czech Koruna

EGP—Egyptian Pound

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht
TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	31

Schedule of Investments (continued)

as of October 31, 2019

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MOSPRIME—Moscow Prime Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $67,024 and 0.2% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2019.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

32

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC Morgan Stanley & Co.	11/21/19	0.12%	—	100	$38
2-Year 10 CMS Curve CAP	Call	International PLC	11/21/19	0.13%	—	100	25
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	65	728
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	158	1,656
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	313	3,386
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	320	3,629
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	63	660

Total Options Purchased (cost $915)							$10,122

Futures contracts outstanding at October 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
100	5 Year U.S. Treasury Notes	Dec. 2019	$11,920,313	$(57,610)
1	10 Year Canadian Government Bonds	Dec. 2019	107,843	(1,344)
2	10 Year U.K. Gilt	Dec. 2019	344,149	(738)
27	10 Year U.S. Treasury Notes	Dec. 2019	3,518,016	(1,964)
1	10 Year U.S. Ultra Treasury Notes	Dec. 2019	142,109	(2,539)
5	20 Year U.S. Treasury Bonds	Dec. 2019	806,875	(2,149)
11	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	2,087,250	(33,691)

				(100,035)

	Short Positions:
79	2 Year U.S. Treasury Notes	Dec. 2019	17,032,523	33,611
23	5 Year Euro-Bobl	Dec. 2019	3,453,259	49,395
17	10 Year Euro-Bund	Dec. 2019	3,256,587	39,398
33	Euro Schatz Index	Dec. 2019	4,124,725	17,838

				140,242

				$40,207

Forward foreign currency exchange contracts outstanding at October 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/19	BNP Paribas S.A.	BRL	650	$162,876	$161,932	$—	$(944)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	33

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	594	$146,000	$148,187	$2,187	$—
British Pound,
Expiring 01/17/20	Barclays Bank PLC	GBP	66	85,337	85,722	385	—
Expiring 01/17/20	Barclays Bank PLC	GBP	26	33,421	33,459	38	—
Expiring 01/17/20	BNP Paribas S.A.	GBP	57	74,000	74,084	84	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	54	70,000	70,622	622	—
Canadian Dollar,
Expiring 01/22/20	Morgan Stanley & Co. International PLC	CAD	111	84,000	84,043	43	—
Chilean Peso,
Expiring 12/18/19	BNP Paribas S.A.	CLP	22,084	30,553	29,815	—	(738)
Expiring 12/18/19	BNP Paribas S.A.	CLP	18,768	26,051	25,338	—	(713)
Expiring 12/18/19	BNP Paribas S.A.	CLP	17,996	24,810	24,295	—	(515)
Expiring 12/18/19	Goldman Sachs International	CLP	55,754	78,000	75,272	—	(2,728)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	17,775	24,647	23,997	—	(650)
Expiring 12/18/19	UBS AG	CLP	50,509	69,750	68,190	—	(1,560)
Expiring 12/18/19	UBS AG	CLP	9,409	13,000	12,703	—	(297)
Chinese Renminbi,
Expiring 02/14/20	HSBC Bank USA, N.A.	CNH	168	23,661	23,721	60	—
Expiring 05/14/21	Citibank, N.A.	CNH	854	122,358	119,249	—	(3,109)
Czech Koruna,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	1,848	79,000	80,865	1,865	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	1,466	64,000	64,153	153	—
Egyptian Pound,
Expiring 11/27/19	Citibank, N.A.	EGP	335	19,437	20,613	1,176	—

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Egyptian Pound (cont’d.),
Expiring 11/27/19	Citibank, N.A.	EGP	218	$12,654	$13,415	$761	$—
Expiring 12/18/19	Citibank, N.A.	EGP	653	37,652	39,956	2,304	—
Expiring 12/23/19	Citibank, N.A.	EGP	169	10,000	10,300	300	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	307	18,195	18,780	585	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	138	8,195	8,459	264	—
Expiring 01/21/20	Citibank, N.A.	EGP	508	29,093	30,803	1,710	—
Expiring 01/28/20	Citibank, N.A.	EGP	393	23,125	23,782	657	—
Expiring 01/28/20	Citibank, N.A.	EGP	216	12,634	13,079	445	—
Expiring 01/30/20	Citibank, N.A.	EGP	268	15,351	16,191	840	—
Euro,
Expiring 11/04/19	Citibank, N.A.	EUR	4,162	4,612,098	4,643,027	30,929	—
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	EUR	4,162	4,621,462	4,643,027	21,565	—
Expiring 01/17/20	Barclays Bank PLC	EUR	102	114,000	113,846	—	(154)
Expiring 01/17/20	Barclays Bank PLC	EUR	85	95,000	95,765	765	—
Expiring 01/17/20	Goldman Sachs International	EUR	71	79,261	79,257	—	(4)
Indian Rupee,
Expiring 12/18/19	Barclays Bank PLC	INR	3,141	44,219	43,943	—	(276)
Expiring 12/18/19	Citibank, N.A.	INR	7,899	108,391	110,512	2,121	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	18,599	255,996	260,208	4,212	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	5,865	81,000	82,053	1,053	—
Indonesian Rupiah,
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,128,766	80,000	79,731	—	(269)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	35

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 11/29/19	Citibank, N.A.	ILS	2,289	$630,000	$650,332	$20,332	$—
Expiring 12/18/19	Barclays Bank PLC	ILS	319	92,000	90,659	—	(1,341)
Expiring 12/18/19	Barclays Bank PLC	ILS	312	89,000	88,727	—	(273)
Expiring 12/18/19	Barclays Bank PLC	ILS	38	10,981	10,927	—	(54)
Expiring 12/18/19	Barclays Bank PLC	ILS	23	6,569	6,528	—	(41)
Expiring 12/18/19	Citibank, N.A.	ILS	45	12,800	12,684	—	(116)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	162	46,071	46,128	57	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	98	27,797	27,766	—	(31)
Japanese Yen,
Expiring 01/17/20	Barclays Bank PLC	JPY	3,281	30,510	30,549	39	—
Mexican Peso,
Expiring 12/18/19	Barclays Bank PLC	MXN	1,406	73,000	72,540	—	(460)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	4,189	207,581	216,130	8,549	—
New Taiwanese Dollar,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	3,579	116,880	118,159	1,279	—
Norwegian Krone,
Expiring 01/17/20	Bank of America, N.A.	NOK	1,826	200,584	198,711	—	(1,873)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	NOK	1,736	190,989	188,867	—	(2,122)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	NOK	540	58,730	58,797	67	—
Peruvian Nuevo Sol,
Expiring 12/18/19	BNP Paribas S.A.	PEN	632	187,013	188,703	1,690	—
Philippine Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	1,452	27,799	28,545	746	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	4,123	79,000	81,063	2,063	—

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 01/17/20	Citibank, N.A.	PLN	256	$66,000	$67,120	$1,120	$—
Expiring 01/17/20	UBS AG	PLN	269	70,000	70,428	428	—
Russian Ruble,
Expiring 12/18/19	Citibank, N.A.	RUB	3,756	58,000	58,153	153	—
Expiring 12/18/19	Credit Suisse International	RUB	2,325	36,038	35,997	—	(41)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	2,861	44,200	44,296	96	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	11,238	165,384	174,016	8,632	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	9,473	140,000	146,690	6,690	—
Singapore Dollar,
Expiring 12/18/19	Citibank, N.A.	SGD	144	106,000	106,231	231	—
Expiring 12/18/19	Citibank, N.A.	SGD	113	81,975	82,860	885	—
Expiring 12/18/19	Citibank, N.A.	SGD	92	67,000	67,858	858	—
Expiring 12/18/19	Goldman Sachs International	SGD	288	211,300	211,516	216	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	155	114,000	114,151	151	—
South African Rand,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	589	38,763	38,707	—	(56)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	567	36,876	37,307	431	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	100	6,426	6,570	144	—
Expiring 12/18/19	The Toronto-Dominion Bank	ZAR	620	42,000	40,738	—	(1,262)
South Korean Won,
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	110,977	93,000	94,920	1,920	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	108,149	91,000	92,502	1,502	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	92,719	78,000	79,304	1,304	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	37

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	51,817	$44,402	$44,320	$—	$(82)
Swiss Franc,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	17	17,100	17,180	80	—
Thai Baht,
Expiring 12/18/19	Citibank, N.A.	THB	2,082	68,000	68,993	993	—
Expiring 12/18/19	Goldman Sachs International	THB	3,052	100,000	101,125	1,125	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	2,596	85,000	86,017	1,017	—
Expiring 12/18/19	UBS AG	THB	3,379	111,000	111,960	960	—
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	219	37,374	37,795	421	—
Expiring 12/18/19	Barclays Bank PLC	TRY	216	36,996	37,370	374	—
Expiring 12/18/19	Barclays Bank PLC	TRY	151	25,806	26,062	256	—
Expiring 12/18/19	Barclays Bank PLC	TRY	142	24,400	24,452	52	—
Expiring 12/18/19	Citibank, N.A.	TRY	210	36,000	36,181	181	—
Expiring 12/18/19	Goldman Sachs International	TRY	211	36,038	36,509	471	—
Expiring 12/18/19	Goldman Sachs International	TRY	151	26,000	26,151	151	—

				$15,770,609	$15,891,688	140,788	(19,709)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	666	$456,019	$460,107	$—	$(4,088)

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 11/04/19	The Toronto-Dominion Bank	BRL	1,244	$298,482	$310,118	$—	$(11,636)
Expiring 12/03/19	BNP Paribas S.A.	BRL	650	162,615	161,641	974	—
British Pound,
Expiring 01/17/20	Barclays Bank PLC	GBP	75	97,000	97,739	—	(739)
Expiring 01/17/20	Barclays Bank PLC	GBP	46	60,000	60,225	—	(225)
Expiring 01/17/20	Citibank, N.A.	GBP	368	463,077	477,400	—	(14,323)
Expiring 01/17/20	Deutsche Bank AG	GBP	368	465,988	477,400	—	(11,412)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	49	63,000	63,272	—	(272)
Expiring 01/17/20	UBS AG	GBP	36	46,247	46,568	—	(321)
Canadian Dollar,
Expiring 01/22/20	Barclays Bank PLC	CAD	575	438,228	437,002	1,226	—
Chilean Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	254,865	353,489	344,085	9,404	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	127,433	179,167	172,042	7,125	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	127,433	176,744	172,042	4,702	—
Chinese Renminbi,
Expiring 02/14/20	BNP Paribas S.A.	CNH	2,111	297,523	298,618	—	(1,095)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	854	122,556	119,248	3,308	—
Colombian Peso,
Expiring 12/18/19	BNP Paribas S.A.	COP	176,103	51,000	52,007	—	(1,007)
Expiring 12/18/19	Goldman Sachs International	COP	158,151	46,556	46,706	—	(150)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	248,716	72,544	73,452	—	(908)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	149,484	44,200	44,146	54	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	39

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	132,092	$38,878	$39,010	$—	$(132)
Expiring 12/18/19	UBS AG	COP	162,720	48,000	48,055	—	(55)
Czech Koruna,
Expiring 01/17/20	Barclays Bank PLC	CZK	2,598	111,176	113,680	—	(2,504)
Egyptian Pound,
Expiring 12/23/19	Citibank, N.A.	EGP	490	29,447	29,927	—	(480)
Expiring 12/23/19	Citibank, N.A.	EGP	125	7,507	7,612	—	(105)
Euro,
Expiring 11/04/19	Citibank, N.A.	EUR	4,113	4,531,224	4,588,190	—	(56,966)
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	EUR	4,113	4,537,438	4,588,189	—	(50,751)
Expiring 11/04/19	Morgan Stanley & Co. International PLC	EUR	98	107,703	109,673	—	(1,970)
Expiring 12/03/19	Citibank, N.A.	EUR	4,162	4,620,984	4,651,818	—	(30,834)
Expiring 12/03/19	JPMorgan Chase Bank, N.A.	EUR	4,162	4,630,415	4,651,818	—	(21,403)
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	968	1,074,052	1,085,073	—	(11,021)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	1,038	1,152,834	1,163,904	—	(11,070)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	91	101,330	101,861	—	(531)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	90	100,559	100,731	—	(172)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	76	85,000	85,241	—	(241)
Expiring 01/17/20	UBS AG	EUR	1,127	1,248,812	1,264,166	—	(15,354)
Expiring 01/17/20	UBS AG	EUR	715	797,839	801,692	—	(3,853)
Hungarian Forint,
Expiring 01/17/20	The Toronto-Dominion Bank	HUF	67,447	225,972	229,956	—	(3,984)

See Notes to Financial Statements.

40

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee,
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	6,875	$96,000	$96,177	$—	$(177)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	2,626	36,505	36,743	—	(238)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	2,588	36,038	36,203	—	(165)
Indonesian Rupiah,
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	5,437,102	377,997	384,053	—	(6,056)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,118,008	79,000	78,971	29	—
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,015,454	71,000	71,727	—	(727)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,000,177	71,000	70,648	352	—
Israeli Shekel,
Expiring 11/29/19	Goldman Sachs International	ILS	2,284	630,000	648,900	—	(18,900)
Expiring 12/18/19	Barclays Bank PLC	ILS	519	148,048	147,651	397	—
Japanese Yen,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	46,193	429,117	430,062	—	(945)
Malaysian Ringgit,
Expiring 12/18/19	Goldman Sachs International	MYR	466	111,270	111,810	—	(540)
Mexican Peso,
Expiring 12/18/19	Citibank, N.A.	MXN	790	41,000	40,750	250	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	765	38,841	39,450	—	(609)
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	1,214	39,945	40,080	—	(135)
Expiring 12/18/19	Credit Suisse International	TWD	14,114	454,521	465,986	—	(11,465)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	4,499	147,000	148,531	—	(1,531)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	2,508	81,000	82,794	—	(1,794)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	41

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	656	$416,060	$420,988	$—	$(4,928)
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	36	22,891	23,130	—	(239)
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	386	115,000	115,219	—	(219)
Expiring 12/18/19	Bank of America, N.A.	PEN	152	45,000	45,246	—	(246)
Philippine Peso,
Expiring 12/18/19	BNP Paribas S.A.	PHP	5,397	103,000	106,105	—	(3,105)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	5,162	99,000	101,478	—	(2,478)
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	98	25,142	25,602	—	(460)
Russian Ruble,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	2,967	46,000	45,947	53	—
Singapore Dollar,
Expiring 12/18/19	Goldman Sachs International	SGD	255	183,477	187,783	—	(4,306)
South African Rand,
Expiring 12/18/19	Barclays Bank PLC	ZAR	1,650	107,589	108,459	—	(870)
Expiring 12/18/19	Barclays Bank PLC	ZAR	1,106	73,800	72,744	1,056	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	547	36,187	35,956	231	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	538	36,038	35,365	673	—
Expiring 12/18/19	Citibank, N.A.	ZAR	560	36,606	36,790	—	(184)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	650	43,716	42,738	978	—
South Korean Won,
Expiring 12/18/19	Citibank, N.A.	KRW	169,705	141,192	145,152	—	(3,960)
Swedish Krona,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	SEK	1,703	174,873	177,241	—	(2,368)

See Notes to Financial Statements.

42

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	21	$21,393	$21,596	$—	$(203)
Expiring 01/17/20	UBS AG	CHF	480	483,882	489,352	—	(5,470)
Thai Baht,
Expiring 12/18/19	Barclays Bank PLC	THB	2,310	75,000	76,531	—	(1,531)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	125	4,089	4,158	—	(69)
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	218	36,000	37,665	—	(1,665)
Expiring 12/18/19	Barclays Bank PLC	TRY	36	6,000	6,236	—	(236)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	765	126,585	132,166	—	(5,581)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	175	28,775	30,136	—	(1,361)

				$32,719,182	$33,028,733	30,812	(340,363)

						$171,600	$(360,072)

Credit default swap agreements outstanding at October 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*:
Government of Malaysia	12/20/22	1.000%(Q)	120	0.280%	$3,012	$(130)	$3,142	Citibank, N.A.
People’s Republic of China	12/20/22	1.000%(Q)	400	0.223%	10,619	(432)	11,051	Citibank, N.A.
Republic of Argentina	12/20/22	1.000%(Q)	120	117.935%	(75,460)	(130)	(75,330)	Citibank, N.A.
Republic of Brazil	12/20/22	1.000%(Q)	600	0.731%	5,637	(648)	6,285	Citibank, N.A.
Republic of Chile	12/20/22	1.000%(Q)	120	0.245%	2,938	(130)	3,068	Citibank, N.A.
Republic of Colombia	12/20/22	1.000%(Q)	160	0.444%	2,924	(173)	3,097	Citibank, N.A.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	43

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*(cont’d.):
Republic of Indonesia	12/20/22	1.000%(Q)	160	0.517%	$3,071	$(173)	$3,244	Citibank, N.A.
Republic of Panama	12/20/22	1.000%(Q)	120	0.245%	2,938	(130)	3,068	Citibank, N.A.
Republic of Peru	12/20/22	1.000%(Q)	120	0.251%	2,915	(130)	3,045	Citibank, N.A.
Republic of Philippines	12/20/22	1.000%(Q)	120	0.267%	3,052	(130)	3,182	Citibank, N.A.
Republic of South Africa	12/20/22	1.000%(Q)	360	1.322%	(3,289)	(389)	(2,900)	Citibank, N.A.
Republic of Turkey	12/20/22	1.000%(Q)	600	2.780%	(30,858)	(648)	(30,210)	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	360	0.430%	6,689	(389)	7,078	Citibank, N.A.
United Mexican States	12/20/22	1.000%(Q)	520	0.525%	8,196	(562)	8,758	Citibank, N.A.

					$(57,616)	$(4,194)	$(53,422)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices—Buy Protection(1)*:
CDX.EM.28.V2	12/20/22	1.000%(Q)	3,880	$55,034	$(1,153)	$56,187	Citibank, N.A.

*

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
American Money Management Corporation	11/26/19	1.000%(M)	6	*	$5	$—	$5	Goldman Sachs International

See Notes to Financial Statements.

44

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Anchorage Capital CLO	11/26/19	0.500%(M)	EUR	15	*	$7	$—	$7	Goldman Sachs International
Anchorage Capital CLO	11/26/19	1.000%(M)	EUR	14	*	13	—	13	Goldman Sachs International
AXA CLO	11/26/19	0.500%(M)	EUR	8	*	3	—	3	Goldman Sachs International
Bardin Hill Loan Advisors European Funding	11/26/19	1.000%(M)	EUR	9	*	8	—	8	Goldman Sachs International
Barings CLO	11/26/19	1.000%(M)		1	*	—	—	—	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/27/19	1.250%(M)		27	*	26	—	26	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/27/19	1.250%(M)		15	*	15	—	15	Goldman Sachs International
BlueMountain CLO	11/26/19	1.000%(M)		3	*	2	—	2	Goldman Sachs International
Cairn CLO B.V.	11/26/19	1.000%(M)	EUR	7	*	7	—	7	Goldman Sachs International
Canyon CLO	11/26/19	0.500%(M)		2	*	—	—	—	Goldman Sachs International
CIFC CLO	11/26/19	1.000%(M)		2	*	2	—	2	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		12	*	12	—	12	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		8	6.940%	8	—	8	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	45

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		7	*	$7	$—	$7	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		4	4.670%	4	—	4	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		14	*	14	—	14	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		11	19.740%	11	—	11	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		10	*	10	—	10	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		8	*	8	—	8	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		7	6.940%	7	—	7	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		5	7.460%	5	—	5	Goldman Sachs International
Commerzebank CLO	11/26/19	1.000%(M)	EUR	7	*	7	—	7	Goldman Sachs International
CSAM CLO	11/26/19	1.000%(M)		2	*	2	—	2	Goldman Sachs International
DFG CLO	11/26/19	1.000%(M)		2	*	—	—	—	Goldman Sachs International
Ellington CLO	11/26/19	1.000%(M)		36	*	27	—	27	Goldman Sachs International
Equity One Home Equity	11/27/19	1.250%(M)		10	*	10	—	10	Goldman Sachs International

See Notes to Financial Statements.

46

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	57	*	$56	$—	$56	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	38	*	37	—	37	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	35	*	34	—	34	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	20	*	20	—	20	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	14	*	14	—	14	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	9	*	8	—	8	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	6	*	6	—	6	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	6	*	6	—	6	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	7	7.460%	7	—	7	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	6	*	6	—	6	Goldman Sachs International
GSO CLO	11/26/19	1.000%(M)	3	*	2	—	2	Goldman Sachs International
GSR Mortgage Loan Trust	11/27/19	1.250%(M)	11	*	11	—	11	Goldman Sachs International
ICG CLO	11/26/19	0.500%(M)	5	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	47

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Invesco CLO	11/26/19	0.500%(M)		2	*	$—	$—	$—	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)		18	8.827%	18	—	18	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)		11	*	11	—	11	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)		7	*	7	—	7	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)		2	*	2	—	2	Goldman Sachs International
LCM CLO	11/26/19	1.000%(M)		2	*	2	—	2	Goldman Sachs International
Lehman Home Equity	11/27/19	1.250%(M)		5	*	5	—	5	Goldman Sachs International
MJX CLO	11/26/19	0.500%(M)		2	*	—	—	—	Goldman Sachs International
Morgan Stanley Home Equity	11/27/19	1.250%(M)		6	*	6	—	6	Goldman Sachs International
Oak Hill CLO	11/26/19	1.000%(M)	EUR	8	*	8	—	8	Goldman Sachs International
OCH-ZIFF CLO	11/26/19	0.500%(M)		7	*	2	—	2	Goldman Sachs International
Octagon CLO	11/26/19	1.000%(M)		1	*	—	—	—	Goldman Sachs International
Octagon Investment Partners XV Ltd.	11/26/19	1.000%(M)		4	*	3	—	3	Goldman Sachs International

See Notes to Financial Statements.

48

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Palmer Square CLO	11/26/19	0.500%(M)	3	*	$—	$—	$—	Goldman Sachs International
PineBridge CLO	11/26/19	0.500%(M)	2	*	—	—	—	Goldman Sachs International
Shenkman Capital	11/26/19	1.000%(M)	1	*	—	—	—	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)	15	*	6	—	6	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	7	*	5	—	5	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)	7	*	3	—	3	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	1	*	—	—	—	Goldman Sachs International
Steele Creek	11/26/19	1.000%(M)	5	*	4	—	4	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	37	*	36	—	36	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	18	*	18	—	18	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	17	*	17	—	17	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	15	*	15	—	15	Goldman Sachs International
THL CLO	11/26/19	0.500%(M)	3	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	49

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Voya CLO	11/26/19	1.000%(M)	5	*	$4	$—	$4	Goldman Sachs International
Wellfleet CLO	11/26/19	0.500%(M)	5	*	2	—	2	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	22	*	22	—	22	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	4	*	4	—	4	Goldman Sachs International

					$627	$—	$627

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)EUR	100	$(777)	$4,854	$(5,631)	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%(Q)	100	(3,080)	(1,850)	(1,230)	Bank of America, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)	45	(236)	181	(417)	Citibank, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)	45	(236)	87	(323)	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)	105	63,826	63,451	375	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	205	(3,171)	2,152	(5,323)	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)EUR	90	(1,301)	943	(2,244)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)EUR	45	644	2,413	(1,769)	Barclays Bank PLC

				$55,669	$72,231	$(16,562)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Kingdom of Spain	06/20/23	1.000%(Q)	375	0.256%	$10,368	$2,846	$7,522	Bank of America, N.A.

See Notes to Financial Statements.

50

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.256%	$2,765	$1,133	$1,632	Bank of America, N.A.
Republic of Argentina	06/20/29	5.000%(Q)	105	80.552%	(64,368)	(64,819)	451	Citibank, N.A.
Republic of France	12/20/23	0.250%(Q)	100	0.143%	461	(271)	732	Barclays Bank PLC
Republic of Indonesia	06/20/23	1.000%(Q)	475	0.509%	8,819	(2,222)	11,041	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	205	0.888%	1,046	(7,808)	8,854	Citibank, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	85	0.411%	1,878	—	1,878	Citibank, N.A.
Republic of Korea	12/20/19	1.000%(Q)	30	0.118%	72	35	37	Citibank, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	50	0.287%	1,495	(23)	1,518	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/23	1.000%(Q)	300	1.611%	(6,835)	(13,365)	6,530	Bank of America, N.A.
Republic of Turkey	12/20/19	1.000%(Q)	50	0.576%	88	(14)	102	Credit Suisse International
Republic of Turkey	06/20/23	1.000%(Q)	80	2.961%	(5,199)	(8,395)	3,196	BNP Paribas S.A.
Republic of Turkey	06/20/23	1.000%(Q)	40	2.961%	(2,600)	(4,077)	1,477	BNP Paribas S.A.
Russian Federation	12/20/22	1.000%(Q)	50	0.434%	929	(83)	1,012	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)	150	0.518%	2,742	(2,098)	4,840	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	100	0.518%	1,828	(1,173)	3,001	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	50	0.518%	914	(689)	1,603	BNP Paribas S.A.
T-Mobile USA, Inc.	12/20/19	5.000%(Q)	60	0.144%	753	395	358	Credit Suisse International

					$(44,844)	$(100,628)	$55,784

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	51

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.25.V8	12/20/20	5.000%(Q)	279	2.678%	$7,673	$8,854	$1,181
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	1,300	3.391%	87,389	100,268	12,879

					$95,062	$109,122	$14,060

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	200	*	$4,147	$(1,093)	$5,240	J.P. Morgan Securities LLC

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied

See Notes to Financial Statements.

52

credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2019:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
IDR 1,400,000	8.22%(S)	97	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$15,070	$—	$15,070

Inflation swap agreements outstanding at October 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(5,781)	$(5,781)
EUR	200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	5,523	5,523

					$—	$(258)	$(258)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	400	12/18/27	2.696%(S)	6 Month BBSW(2)(S)	$—	$33,854	$33,854
AUD	100	11/27/28	2.847%(S)	6 Month BBSW(2)(S)	—	10,005	10,005
AUD	230	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	23,341	22,166	(1,175)
BRL	287	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	2,570	2,570
BRL	1,638	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	17,695	17,695
BRL	306	01/02/25	8.690%(T)	1 Day BROIS(2)(T)	—	13,961	13,961

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	53

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	569	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	$—	$48,801	$48,801
BRL	609	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	62,257	62,257
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	11,793	11,793
CAD	2,000	01/09/20	1.716%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(5,474)	(1,997)	3,477
CAD	255	05/08/22	1.367%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(8,229)	(2,629)	5,600
CAD	80	12/03/28	2.600%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	762	4,199	3,437
CAD	50	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	—	4,280	4,280
CAD	50	05/30/47	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(1,614)	1,989	3,603
CHF	70	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	195	4,826	4,631
CHF	130	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	7,375	7,375
CHF	40	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	1,708	4,448	2,740
CLP	30,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	1,094	1,094
CNH	700	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(551)	(551)
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(1,319)	(1,319)
CNH	1,440	06/03/24	2.975%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(984)	(984)
CNH	2,220	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(4)	(2,685)	(2,681)
CNH	1,500	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(2,366)	(2,366)
CNH	1,500	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(2,493)	(2,493)
CNH	1,680	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(6)	5	11
CZK	19,520	05/31/20	2.138%(A)	3 Month PRIBOR(1)(Q)	—	(4,298)	(4,298)
CZK	6,100	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	(3,778)	(3,778)

See Notes to Financial Statements.

54

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	6,800	06/20/24	1.623%(A)	6 Month PRIBOR(1)(S)	$—	$2,675	$2,675
EUR	235	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	5,922	38,730	32,808
EUR	430	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(10,466)	54,904	65,370
EUR	120	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	6,276	40,396	34,120
GBP	110	12/07/27	1.110%(A)	1 Day SONIA(1)(A)	—	(6,836)	(6,836)
GBP	475	12/21/31	1.534%(S)	6 Month GBP LIBOR(2)(S)	15,273	50,684	35,411
GBP	180	03/09/46	1.648%(S)	6 Month GBP LIBOR(2)(S)	(6,048)	41,671	47,719
HKD	2,090	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	(3)	636	639
HKD	2,350	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	(4)	749	753
HKD	1,295	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	(7)	2,887	2,894
HUF	197,600	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(327)	5,218	5,545
HUF	43,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	9,737	13,714	3,977
HUF	90,865	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	32,969	32,969
HUF	23,000	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	3,361	3,361
JPY	282,370	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(2,822)	(2,822)
JPY	69,940	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(639)	(639)
JPY	71,505	12/03/23	0.050%(S)	6 Month JPY LIBOR(1)(S)	(638)	(4,750)	(4,112)
JPY	59,000	12/18/27	0.290%(S)	6 Month JPY LIBOR(2)(S)	—	15,670	15,670
JPY	53,000	12/18/32	0.516%(S)	6 Month JPY LIBOR(2)(S)	—	28,731	28,731
JPY	176,500	12/18/37	0.715%(S)	6 Month JPY LIBOR(2)(S)	—	161,455	161,455
JPY	10,055	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	2,747	9,946	7,199
JPY	11,780	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	2,659	8,591	5,932

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	55

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	10,000	10/04/39	0.203%(S)	6 Month JPY LIBOR(2)(S)	$—	$(148)	$(148)
JPY	21,500	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	14,585	17,921	3,336
JPY	5,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	5,599	5,599
JPY	16,700	12/18/47	0.918%(S)	6 Month JPY LIBOR(2)(S)	—	27,130	27,130
KRW	700,000	01/07/21	1.733%(Q)	3 Month KWCDC(2)(Q)	—	2,477	2,477
KRW	209,000	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	10,281	10,288	7
KRW	118,000	02/13/29	1.780%(Q)	3 Month KWCDC(2)(Q)	—	3,700	3,700
KRW	33,500	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)	—	951	951
MXN	1,150	12/23/27	7.845%(M)	28 Day Mexican Interbank Rate(2)(M)	—	5,139	5,139
MXN	4,080	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	1,178	25,504	24,326
NOK	1,680	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	5,750	5,571	(179)
NZD	210	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	—	19,954	19,954
NZD	100	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	2,459	2,459
PLN	1,030	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	6,833	6,833
PLN	2,100	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(19,526)	3,522	23,048
PLN	850	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	10,925	10,925
PLN	1,120	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	153	153
PLN	570	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(16,263)	(16,263)
PLN	45	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	1,147	1,147
PLN	462	11/13/28	2.998%(A)	6 Month WIBOR(1)(S)	—	(14,870)	(14,870)
SEK	2,000	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	4,078	5,178	1,100

See Notes to Financial Statements.

56

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	2,325	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	$(351)	$14,017	$14,368
SEK	410	07/12/29	0.585%(A)	3 Month STIBOR(2)(Q)	—	757	757
SGD	135	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	2,187	2,187
SGD	90	02/14/29	2.285%(S)	6 Month SIBOR(2)(S)	—	3,587	3,587
	3,560	03/12/20	2.405%(T)	1 Day USOIS(2)(T)	—	14,370	14,370
	1,540	04/25/20	2.328%(T)	1 Day USOIS(2)(T)	(25)	7,112	7,137
	434	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	—	5,156	5,156
	1,290	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(278)	(2,845)	(2,567)
	3,905	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	1,272	(2,227)	(3,499)
	860	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	4,024	1,293	(2,731)
	915	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(25,686)	(25,686)
	5,715	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	—	(214,861)	(214,861)
	350	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	951	951
	1,595	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	11,002	(75,695)	(86,697)
	590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(38,192)	(38,192)
	600	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(48,014)	(48,014)
	360	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(215)	(32,413)	(32,198)
	595	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(53,254)	(53,254)
	475	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	375	(46,127)	(46,502)
	592	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	93	(57,641)	(57,734)
	125	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(6,224)	(6,224)
	727	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(8,176)	(45,547)	(37,371)
	1,230	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	(2,194)	(74,299)	(72,105)
	555	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	24	(35,803)	(35,827)
	1,127	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(3,555)	(26,173)	(22,618)
	145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(26,873)	(26,873)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	57

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	150	08/15/44	2.392%(A)	1 Day USOIS(1)(A)	$—	$(27,288)	$(27,288)
ZAR	9,210	03/13/21	7.180%(Q)	3 Month JIBAR(2)(Q)	—	4,130	4,130
ZAR	8,270	03/13/24	7.500%(Q)	3 Month JIBAR(1)(Q)	10	(10,386)	(10,396)
ZAR	3,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	3,468	12,933	9,465
ZAR	3,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(45)	7,360	7,405
ZAR	2,460	03/13/29	8.055%(Q)	3 Month JIBAR(2)(Q)	(8)	3,919	3,927

					$57,567	$77,552	$19,985

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements:
AED	505	02/25/29	3.750%(A)	3 Month EIBOR(2)(Q)	$15,751	$—	$15,751	HSBC Bank USA, N.A.
CLP	95,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	16,085	—	16,085	JPMorgan Chase Bank, N.A.
CLP	100,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	17,330	—	17,330	Citibank, N.A.
CNH	700	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	299	—	299	UBS AG
COP	500,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	8,396	—	8,396	Citibank, N.A.
COP	503,000	08/03/28	6.160%(Q)	1 Day COOIS(2)(Q)	10,269	—	10,269	JPMorgan Chase Bank, N.A.
COP	453,700	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	(2,019)	—	(2,019)	Morgan Stanley & Co. International PLC
ILS	550	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	16,602	—	16,602	BNP Paribas S.A.
ILS	510	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	16,486	—	16,486	JPMorgan Chase Bank, N.A.
ILS	270	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	4,267	—	4,267	Citibank, N.A.
MYR	200	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)	688	—	688	Morgan Stanley & Co. International PLC
RUB	11,470	05/17/24	8.660%(A)	3 Month MOSPRIME(2)(Q)	8,493	—	8,493	Goldman Sachs International
RUB	11,470	05/20/24	8.700%(A)	3 Month MOSPRIME(2)(Q)	8,660	—	8,660	Goldman Sachs International
RUB	10,000	06/20/29	9.580%(A)	3 Month MOSPRIME(2)(Q)	12,152	—	12,152	Goldman Sachs International

See Notes to Financial Statements.

58

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements (cont’d.):
THB	10,000	08/08/20	1.840%(S)	6 Month BIBOR(2)(S)	$1,236	$—	$1,236	Citibank, N.A.
THB	6,000	07/04/24	1.590%(S)	6 Month BIBOR(2)(S)	1,474	—	1,474	Morgan Stanley & Co. International PLC

					$136,169	$—	$136,169

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$78,490	$(113,327)	$326,489	$(127,396)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$300,000	$743,216

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	59

Schedule of Investments (continued)

as of October 31, 2019

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$3,952,587	$—
Ireland	—	557,546	—
Spain	—	142,543	—
United States	—	1,338,411	—
Commercial Mortgage-Backed Securities
United States	—	2,879,758	—
Corporate Bonds
Canada	—	328,433	—
China	—	435,494	—
France	—	485,334	—
Germany	—	499,707	—
Indonesia	—	110,747	—
Italy	—	459,862	—
Kazakhstan	—	109,297	—
Mexico	—	340,670	—
Netherlands	—	151,968	—
Peru	—	190,715	—
Russia	—	140,114	—
Spain	—	121,713	—
Supranational Bank	—	125,656	—
Switzerland	—	467,237	—
United Arab Emirates	—	144,150	—
United Kingdom	—	1,109,089	—
United States	—	5,485,246	—
Residential Mortgage-Backed Securities
Bermuda	—	148,329	—
United States	—	226,795	—
Sovereign Bonds
Argentina	—	198,684	—
Austria	—	164,365	—
Brazil	—	690,379	—
Bulgaria	—	146,816	—
Canada	—	117,623	—
Chile	—	139,100	—
China	—	147,819	—
Colombia	—	662,209	—
Croatia	—	229,864	—
Cyprus	—	627,745	—
Dominican Republic	—	109,751	—
Germany	—	136,660	—
Greece	—	750,429	—
Hungary	—	168,396	—
Indonesia	—	573,585	—
Israel	—	121,902	—
Italy	—	1,470,107	—

See Notes to Financial Statements.

60

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Japan	$—	$236,034	$—
Kazakhstan	—	144,356	—
Malaysia	—	111,250	—
Mexico	—	477,147	—
New Zealand	—	152,508	—
Panama	—	217,502	—
Peru	—	256,519	—
Poland	—	214,132	—
Portugal	—	1,086,840	—
Romania	—	190,523	—
Russia	—	251,480	—
Saudi Arabia	—	351,216	—
Senegal	—	115,316	—
Serbia	—	229,484	—
Spain	—	1,407,118	—
Sweden	—	111,491	—
Turkey	—	225,090	—
Ukraine	—	246,365	—
United Arab Emirates	—	202,060	—
United Kingdom	—	52,304	—
Uruguay	—	113,116	—
U.S. Government Agency Obligation	—	—	66,397
U.S. Treasury Obligation	—	754,392	—
Affiliated Mutual Funds	752,879	—	—
Options Purchased	—	10,122	—

Total	$752,879	$33,563,200	$66,397

Other Financial Instruments*
Assets
Futures Contracts	$140,242	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	171,600	—
OTC Packaged Credit Default Swap Agreements	—	107,025	—
Centrally Cleared Credit Default Swap Agreements	—	14,060	—
OTC Credit Default Swap Agreements	—	102,775	627
OTC Currency Swap Agreement	—	15,070	—
Centrally Cleared Inflation Swap Agreement	—	5,523	—
Centrally Cleared Interest Rate Swap Agreements	—	936,136	—
OTC Interest Rate Swap Agreements	—	138,188	—

Total	$140,242	$1,490,377	$627

Liabilities
Futures Contracts	$(100,035)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(360,072)	—
OTC Packaged Credit Default Swap Agreements	—	(109,607)	—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	61

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Credit Default Swap Agreements	$—	$(87,803)	$—
Centrally Cleared Inflation Swap Agreement	—	(5,781)	—
Centrally Cleared Interest Rate Swap Agreements	—	(916,151)	—
OTC Interest Rate Swap Agreement	—	(2,019)	—

Total	$(100,035)	$(1,481,433)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Sovereign Bonds	37.2%
Collateralized Loan Obligations	13.8
Commercial Mortgage-Backed Securities	8.4
Banks	7.5
Healthcare-Products	2.2
Consumer Loans	2.2
U.S. Treasury Obligation	2.2
Affiliated Mutual Funds	2.2
Oil & Gas	1.9
Insurance	1.8
Residential Mortgage-Backed Securities	1.5
Pipelines	1.5
Electric	1.5
Media	1.4
Diversified Financial Services	1.2
Telecommunications	1.2
Retail	0.9
Healthcare-Services	0.9
Transportation	0.8
Pharmaceuticals	0.7
Commercial Services	0.7
Entertainment	0.7
Home Builders	0.7
Agriculture	0.6
Foods	0.5
Real Estate Investment Trusts (REITs)	0.4
Multi-National	0.4

Other	0.4%
Chemicals	0.4
Software	0.3
Electrical Components & Equipment	0.3
Packaging & Containers	0.3
Auto Manufacturers	0.3
Credit Cards	0.3
Biotechnology	0.3
Housewares	0.3
Automobiles	0.3
Apparel	0.3
Semiconductors	0.3
Auto Parts & Equipment	0.3
Aerospace & Defense	0.2
U.S. Government Agency Obligation	0.2
Computers	0.1
Airlines	0.1
Options Purchased	0.0 *

99.7
Other assets in excess of liabilities	0.3

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

62

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$14,060	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	78,490		Premiums received for OTC swap agreements	113,327
Credit contracts	Unrealized appreciation on OTC swap agreements	173,231		Unrealized depreciation on OTC swap agreements	125,377
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	171,600		Unrealized depreciation on OTC forward foreign currency exchange contracts	360,072
Interest rate contracts	Due from/to broker—variation margin futures	140,242	*	Due from/to broker—variation margin futures	100,035	*
Interest rate contracts	Due from/to broker—variation margin swaps	941,659	*	Due from/to broker—variation margin swaps	921,932	*
Interest rate contracts	Unaffiliated investments	10,122		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	153,258		Unrealized depreciation on OTC swap agreements	2,019

		$1,682,662			$1,622,762

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	63

Schedule of Investments (continued)

as of October 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(19,115)	$25,736	$—	$—	$94,081
Foreign exchange contracts	—	—	—	789,352	—
Interest rate contracts	(11,671)	5,147	745,228	—	104,266

Total	$(30,786)	$30,883	$745,228	$789,352	$198,347

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$611	$(3,018)	$—	$—	$—	$49,628
Foreign exchange contracts	—	—	—	(319,861)	—	—
Interest rate contracts	6,376	(289)	260,333	—	1,329	585

Total	$6,987	$(3,307)	$260,333	$(319,861)	$1,329	$50,213

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$8,789	$2,112,327	$19,409,272	$18,255,028	$12,598,666

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$26,487,456	$147,249	$220,000	$54,213,102	$3,384,224

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$6,377,445	$77,600	$517,692

See Notes to Financial Statements.

64

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$28,334	$(18,783)	$9,551	$—	$9,551
Barclays Bank PLC	16,281	(20,879)	(4,598)	—	(4,598)
BNP Paribas S.A.	25,626	(21,278)	4,348	—	4,348
Citibank, N.A.	313,304	(304,859)	8,445	—	8,445
Credit Suisse International	855	(11,520)	(10,665)	—	(10,665)
Deutsche Bank AG	—	(11,412)	(11,412)	—	(11,412)
Goldman Sachs International	31,895	(26,628)	5,267	—	5,267
HSBC Bank USA, N.A.	24,843	(28,544)	(3,701)	—	(3,701)
J.P. Morgan Securities LLC	5,240	(1,093)	4,147	—	4,147
JPMorgan Chase Bank, N.A.	94,199	(94,825)	(626)	—	(626)
Morgan Stanley & Co. International PLC	44,437	(17,182)	27,255	—	27,255
The Toronto-Dominion Bank	—	(16,882)	(16,882)	—	(16,882)
UBS AG	1,687	(26,910)	(25,223)	—	(25,223)

	$586,701	$(600,795)	$(14,094)	$—	$(14,094)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	65

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $33,009,673)	$33,629,597
Affiliated investments (cost $752,879)	752,879
Cash	40,815
Foreign currency, at value (cost $141,066)	141,173
Unrealized appreciation on OTC swap agreements	326,489
Deposit with broker for centrally cleared/exchange-traded derivatives	300,000
Dividends and interest receivable	296,795
Unrealized appreciation on OTC forward foreign currency exchange contracts	171,600
Due from broker—variation margin futures	99,835
Premiums paid for OTC swap agreements	78,490
Due from Manager	25,943
Receivable for Fund shares sold	13,082
Prepaid expenses and other assets	2,030

Total Assets	35,878,728

Liabilities
Payable for investments purchased	637,630
Unrealized depreciation on OTC forward foreign currency exchange contracts	360,072
Unrealized depreciation on OTC swap agreements	127,396
Premiums received for OTC swap agreements	113,327
Accrued expenses and other liabilities	111,306
Due to broker—variation margin swaps	23,531
Payable for Fund shares reacquired	11,456
Distribution fee payable	187
Affiliated transfer agent fee payable	97

Total Liabilities	1,385,002

Net Assets	$34,493,726

Net assets were comprised of:
Common stock, at par	$33,058
Paid-in capital in excess of par	33,085,265
Total distributable earnings (loss)	1,375,403

Net assets, October 31, 2019	$34,493,726

See Notes to Financial Statements.

66

Class A
Net asset value, offering price and redemption price per share, ($2,036,125 ÷ 195,201 shares of common stock issued and outstanding)	$10.43
Maximum sales charge (3.25% of offering price)	0.35

Maximum offering price to public	$10.78

Class C
Net asset value, offering price and redemption price per share, ($39,211 ÷ 3,758 shares of common stock issued and outstanding)	$10.43

Class Z
Net asset value, offering price and redemption price per share, ($3,853,742 ÷ 369,382 shares of common stock issued and outstanding)	$10.43

Class R6
Net asset value, offering price and redemption price per share, ($28,564,648 ÷ 2,737,499 shares of common stock issued and outstanding)	$10.43

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	67

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Interest income (net of $8,461 foreign withholding tax)	$874,652
Affiliated dividend income	17,602

Total income	892,254

Expenses
Management fee	139,728
Distribution fee(a)	743
Custodian and accounting fees	119,803
Registration fees(a)	63,354
Shareholders’ reports	46,126
Audit fee	38,000
Legal fees and expenses	19,936
Directors’ fees	11,219
SEC registration fees	3,148
Transfer agent’s fees and expenses (including affiliated expense of $511)(a)	2,093
Miscellaneous	22,265

Total expenses	466,415
Less: Fee waiver and/or expense reimbursement(a)	(302,858)

Net expenses	163,557

Net investment income (loss)	728,697

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $6)	(25,584)
Futures transactions	745,228
Forward currency contract transactions	789,352
Options written transactions	30,883
Swap agreement transactions	198,347
Foreign currency transactions	(160,387)

1,577,839

Net change in unrealized appreciation (depreciation) on:
Investments	2,009,321
Futures	260,333
Forward rate agreements	1,329
Forward and cross currency contracts	(319,861)
Options written	(3,307)
Swap agreements	50,213
Foreign currencies	6,101

2,004,129

Net gain (loss) on investment and foreign currency transactions	3,581,968

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,310,665

See Notes to Financial Statements.

68

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	584	159	—	—
Registration fees	14,978	14,978	18,819	14,579
Transfer agent’s fees and expenses	420	120	1,448	105
Fee waiver and/or expense reimbursement	(17,268)	(15,223)	(30,066)	(240,301)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	69

Statements of Changes in Net Assets

	Year Ended October 31, 2019	December 12, 2017* through October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$728,697	$469,585
Net realized gain (loss) on investment and foreign currency transactions	1,577,839	236,763
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,004,129	(1,300,626)

Net increase (decrease) in net assets resulting from operations	4,310,665	(594,278)

Dividends and Distributions
Distributions from distributable earnings
Class A	(8,727)	(1,243)
Class C	(847)	(258)
Class Z	(45,240)	(4,661)
Class R6	(1,566,074)	(717,845)

	(1,620,888)	(724,007)

Fund share transactions
Net proceeds from shares sold	5,835,407	25,246,480
Net asset value of shares issued in reinvestment of dividends and distributions	1,620,828	724,012
Cost of shares reacquired	(304,493)	—

Net increase (decrease) in net assets from Fund share transactions	7,151,742	25,970,492

Total increase (decrease)	9,841,519	24,652,207

Net Assets:
Beginning of period	24,652,207	—

End of period	$34,493,726	$24,652,207

*	Commencement of operations.

See Notes to Financial Statements.

70

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of two funds: PGIM Global Total Return (USD Hedged) Fund and PGIM Global Total Return Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Global Total Return (USD Hedged) Fund (the “Fund”).

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Global Total Return (USD Hedged) Fund	71

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing

72

derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under

PGIM Global Total Return (USD Hedged) Fund	73

Notes to Financial Statements (continued)

Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation)

74

on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes

PGIM Global Total Return (USD Hedged) Fund	75

Notes to Financial Statements (continued)

obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the

76

valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

PGIM Global Total Return (USD Hedged) Fund	77

Notes to Financial Statements (continued)

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

78

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

PGIM Global Total Return (USD Hedged) Fund	79

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of

80

the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that furnish investment advisory services in connection with the management of the Fund. In connection therewith, is obligated to keep certain books and records of the Fund. The Manager pays the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Global Total Return (USD Hedged) Fund	81

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2019, PIMS received $71 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7

82

transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $14,668,889 and $5,693,031, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$527,951	$9,568,714	$9,343,792	$—	$—	$752,873	752,873	$17,602
PGIM Institutional Money Market Fund*
—	63,818	63,818	—	6	6	6	—

$527,951	$9,632,532	$9,407,610	$—	$6	$752,879		$17,602

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $1,620,888 of ordinary income. For the period ended October 31, 2018, the tax character of dividends paid by the Fund was $724,007 of ordinary income.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $374,035 of ordinary income and $368,491 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$33,799,377	$2,892,095	$(2,259,218)	$632,877

The differences between book basis and tax basis is primarily attributable to bond premium amortization, futures and forward contracts and other cost basis differences between financial and tax accounting.

PGIM Global Total Return (USD Hedged) Fund	83

Notes to Financial Statements (continued)

The Fund utilized approximately $534,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2019.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.5 billion shares of common stock, at $0.01 par value per share, authorized and divided into four classes, designated Class A, Class C, Class Z and Class R6, each of which consists of 200 million, 300 million, 600 million and 400 million authorized shares, respectively.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,088 Class A shares, 1,073 Class C shares, 1,093 Class Z shares, and 2,736,160 Class R6 shares of the Fund. At reporting period end, three shareholders of record, each holding greater than 5% of the Fund, held 93% of the Fund’s outstanding shares.

84

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	198,368	$2,050,700
Shares issued in reinvestment of dividends and distributions	861	8,667
Shares reacquired	(9,234)	(95,566)

Net increase (decrease) in shares outstanding	189,995	$1,963,801

Period ended October 31, 2018*:
Shares sold	5,077	$50,519
Shares issued in reinvestment of dividends and distributions	129	1,248

Net increase (decrease) in shares outstanding	5,206	$51,767

Class C
Year ended October 31, 2019:
Shares sold	2,406	$25,000
Shares issued in reinvestment of dividends and distributions	88	847
Shares reacquired	(545)	(5,330)

Net increase (decrease) in shares outstanding	1,949	$20,517

Period ended October 31, 2018*:
Shares sold	1,782	$17,520
Shares issued in reinvestment of dividends and distributions	27	258

Net increase (decrease) in shares outstanding	1,809	$17,778

Class Z
Year ended October 31, 2019:
Shares sold	367,191	$3,745,707
Shares issued in reinvestment of dividends and distributions	4,430	45,240
Shares reacquired	(19,561)	(203,597)

Net increase (decrease) in shares outstanding	352,060	$3,587,350

Period ended October 31, 2018*:
Shares sold	16,841	$168,445
Shares issued in reinvestment of dividends and distributions	481	4,661

Net increase (decrease) in shares outstanding	17,322	$173,106

Class R6
Year ended October 31, 2019:
Shares sold	1,336	$14,000
Shares issued in reinvestment of dividends and distributions	161,224	1,566,074

Net increase (decrease) in shares outstanding	162,560	$1,580,074

Period ended October 31, 2018*:
Shares sold	2,501,000	$25,009,996
Shares issued in reinvestment of dividends and distributions	73,939	717,845

Net increase (decrease) in shares outstanding	2,574,939	$25,727,841

*	Commencement of operations was December 12, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding

PGIM Global Total Return (USD Hedged) Fund	85

Notes to Financial Statements (continued)

for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary

86

market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

PGIM Global Total Return (USD Hedged) Fund	87

Notes to Financial Statements (continued)

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

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Financial Highlights

Class A Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.33	(0.42)
Total from investment operations	1.51	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.26)
Net asset value, end of period	$10.43	$9.48
Total Return(c):	16.40%	(2.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,036	$49
Average net assets (000)	$234	$46
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	(e)
Expenses before waivers and/or expense reimbursement	8.27%	80.88%	(e)
Net investment income (loss)	1.69%	1.86%	(e)
Portfolio turnover rate(f)	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	89

Financial Highlights (continued)

Class C Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27	(0.43)
Total from investment operations	1.44	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.19)
Net asset value, end of period	$10.43	$9.48
Total Return(c):	15.59%	(3.29)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$39	$17
Average net assets (000)	$16	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	(e)
Expenses before waivers and/or expense reimbursement	97.66%	290.47%	(e)
Net investment income (loss)	1.70%	1.13%	(e)
Portfolio turnover rate(f)	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

90

Class Z Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	(0.42)
Total from investment operations	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.28)
Net asset value, end of period	$10.43	$9.48
Total Return(c):	16.71%	(2.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,854	$164
Average net assets (000)	$1,214	$160
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	(e)
Expenses before waivers and/or expense reimbursement	3.11%	24.70%	(e)
Net investment income (loss)	1.72%	2.11%	(e)
Portfolio turnover rate(f)	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	91

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28	(0.42)
Total from investment operations	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.28)
Net asset value, end of period	$10.43	$9.48
Total Return(c):	16.79%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,565	$24,421
Average net assets (000)	$26,482	$24,571
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	(e)
Expenses before waivers and/or expense reimbursement	1.49%	1.67%	(e)
Net investment income (loss)	2.66%	2.14%	(e)
Portfolio turnover rate(f)	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

92

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Global Total Return (USD Hedged) Fund and Board of Directors Prudential Global Total Return Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global Total Return (USD Hedged) Fund, a series of Prudential Global Total Return Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2019 and the period from December 12, 2017 (commencement of operations) to October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the year or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2019 and the period from December 12, 2017 (commencement of operations) to October 31, 2018, and the financial highlights for the year or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

PGIM Global Total Return (USD Hedged) Fund	93

Federal Income Tax Information (unaudited)

For the year ended October 31, 2019, the Fund reports the maximum amount allowable but not less than 21.43% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2019.

94

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Global Total Return (USD Hedged) Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return (USD Hedged) Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Global Total Return (USD Hedged) Fund is a series of Prudential Global Total Return Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2018. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain

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circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares and 0.58% for Class R6 shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return (USD Hedged) Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return (USD Hedged) Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PHEAX	PHECX	PHEZX	PHEQX
CUSIP	74439A707	74439A806	74439A871	74439A889

MF238E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $105,991 and $105,318 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended October 31, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(d) All Other Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the

Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended October 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2019 and October 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2019